Exhibit 10.2

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	¾	Rating DOA4	Page 1 of 121

2. Contract (Proc. Inst. Ident) No. DAAE07-02-D-T001	3. Effective Date		4. Requisition/Purchase Request/Project No. SEE SCHEDULE

5. Issued By TACOM AMSTA-LC-CJEA MAJ KATHERINE THOMAS (586)574-3288 WARREN, MICHIGAN 49397-5000	Code W56HZV	6. Administered By (If Other Than Item 5) DCM BALTIMORE 217 EAST RED WOOD ST SUITE 1800 BALTIMORE, MD 11202-5299	Code S2101A

HTTP:// CONTRACTING.TACOM.ARMY.MIL		SCD C PAS NONE	ADP PT HQ0338
e-mail address: THOMASK@TACOM.ARMY.MIL

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code) SFA INC. 20 S. WISNER STREET FREDERICK, MD 21701-0000		8. Delivery ☐ FOB Origin ☒ Other (See below) SEE SCHEDULE 9. Discount For Prompt Payment
TYPE BUSINESS: Other small Business Performing in U.S.		10.Submit Invoices (4 Copies Unless Otherwise Specified)	¾	Item 12

Code 0U5N7	Facility Code	To The Address Shown in:

11. Ship To/Mark For SEE SCHEDULE	CODE	12. Payment Will Be Made By Code HQ0338 DFAS-COLUMBUS CENTER DFAS-CO/SOUTH ENTITLEMENT OPERATION P.O. BOX 192264 COLUMBUS, OH 43218-2264
13. Authority For Using Other Than Full And Open Competition: ☒ 10 U.S.C. 2304(c)(1) ☐ 41 U.S.C. 253(c)( )		14. Accounting And Appropriation Data

15A. Item No. 15B. Schedule Of Supplies/Services 15C. Quantity 15D. Unit 15E. Unit Price 15F. Amount
SEE SCHEDULE CONTRACT TYPE: KIND OF CONTRACT: Fira-Fixed-Price System Acquisition Contracts Service Contracts
Contract Expiration Date: 2009JAN31		15G. Total Amount Of Contract ¾ - 50.00

16. Table Of Contents

(X)	Section	Description	Pages(s)	(X)	Section	Description	Pages(s)
		Part I - The Schedule			Part II – Contract Clauses
X	A	Solicitation/Contract Form	1	X	I	Contract Clauses	76
X	B	Supplies or Services and Prices/Costs	3		Part III – List Of Documents, Exhibits, And Other Attachments
X	C	Description/Specs./Work Statement	41	X	J	List of Attachments	91
X	D	Packaging and Marking	58		Part IV – Representations And Instructions
X	E	Inspection and Acceptance	60		K	Representations, Certifications and Other Statements of Offerors
X	F	Deliveries or Performance	65
X	G	Contract Administration Data	69		L	Instrs., Conds., and Notices to Offerors
X	H	Special Contract Requirements	70		M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor’s Negotiated Agreement (Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)		18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number DAAE0701RT036 Including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consist of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print) KEITH BUCHANAN, DIRECTOR OF CONTRACTS		20A. Name Of Contracting Officer MAJ KATHERINE THOMAS THOMASK@TACOM.ARMY.MIL (586) 574-8388

19B. Name Of Contractor By /s/ Keith Buchanan (Signature of person authorized to sign)	19C. Date Signed 5 FEB 2002	20B. United States Of America By /s/ Katherine M. Thomas (Signature of Contracting Officer)	20C. Date Signed 2002 Feb 06

NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE	25-106 GPO: 1985 0 – 478-632	Standard Form 26 (Rev. 4-85) Prescribed By GSA-FAR (4.8 CFR) 53.214(a)

The orders and modifications related to this contract have been omitted.

Global Defense Technology & Systems Inc. agrees to furnish a copy of any omitted order or modification to the Securities & Exchange Commission upon request.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 2 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION A: SUPPLEMENTAL INFORMATION

For Local Clauses See: http://acquisition.army.mil

	Regulatory Cite	Title	Date
A-1	52.204-4006 (TACOM)	TACOM-WARREN ELECTRONIC CONTRACTING	MAR/2001

(a) TACOM is now operating in an electronic contracting environment. All TACOM solicitations and awards are now distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in a copy. The TDPs and other documents, when available electronically, will be an attachment or linked to the solicitation package on the web. Please see submission guidelines at http://contracting.tacom.army.mil/userguide.htm and http://contracting.tacom.army.mil/ebidnotice.htm for more information. Any requirements included in the solicitation take precedence over guidance found on the TACOM contracting web page.

(b) You may need to use special software to view documents that we post on the home page. This viewing software is freeware available for download at no cost from commercial web sites like Microsoft and Adobe. In cases where such software is required, we provide a link from our page to the commercial site where the software is available. Once you arrive at the software developer’s site, follow their instructions to download the free viewer. You then can return to the TACOM home page.

(c) You are required to submit your offer, bid, or quote electronically. See the provision entitled “Electronic offers (or ‘Quotes’ or ‘Bids’) Required in Response to This Solicitation (or ‘Request for Quotations’)” for more specific information.

(d) Any award issued as a result of this solicitation will be distributed electronically. Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards.

(e) If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (810) 574-7059, or send an email message to: acqcenweb@tacom.army.mil

(f) If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item. Additional help is available to small businesses from Government - funded Electronic Commerce Regional Centers (ECRCs) to implement EDI. Information on ECRC is available at http://www.ecrc.ctc.com

(End of Clause)

A-2	52.242-4021 (TACOM)	NOTICE REGARDING PLACEMENT OF DELIVERY ORDERS AND CONTRACTUAL ADMINISTRATION	JUL/1999

During the term of this contract, authority may be granted to agencies other than TACOM including Defense Supply Center. Defense Logistics Agency (“DSC/DLA”). Richmond, VA for placement of delivery orders under this contract. Administration of this contract may also be transferred to such agencies, including DSC/DLA.

(End of Clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS FOR THE PURPOSE OF THIS CONTRACT THE ORDERING PERIOD/PROGRAM YEAR/OPTION PERIOD/CONTRACT YEAR ARE SET FORTH BELOW:

YEAR ONE - Day of contract award through 31 Jan 2003

YEAR TWO - 1 Feb 2003 - 31 Jan 2004

YEAR THREE - 1 Feb 2004 - 31 Jan 2005

YEAR FOUR - 1 Feb 2005 - 31 Jan 2006

YEAR FIVE - 1 Feb 2006 - 31 Jan 2007

YEAR SIX - 1 Feb 2007 - 31 Jan 2008

FOR THE PURPOSE OF THE CDRLs, DAYS AFTER CONTRACT AWARD (DACA) REFERS TO DAYS AFTER DELIVERY ORDER EXECUTION OR AWARD.

(End of narrative A001)

0001	Supplies or Services and Prices/Costs

0001AA	FIRST ARTICLE SAMPLES - A-TWPS	EST 1	EA	$2,063,117.000	$2,063,117.00

NSN: 4610-01-488-6961

SECURITY CLASS: Unclassified

NOUN: Army Tactical Water Purification System

(A-TWPS), FAT (LD) unit

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of this contract. HAZMAT Components of End Items (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

(End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin        ACCEPTANCE: Origin

Government Approval/Disapproval Days: 420

The delivery schedule for this unit shall be as shown in the FAT clause set forth in Section E.

(End of narrative E001)

FOB POINT: Destination

					ESTIMATED

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 4 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB	FIRST ARTICLE SAMPLES A-TWPS	EST 4	EA	$709,227.00000	$2,836,908.00

					ESTIMATED
	NSN: 4610-01-488-6961
	SECURITY CLASS: Unclassified

	NOUN: Army Tactical Water Purification System (A-TWPS), First Article Test units for PVT and IOT&E.

	(End of narrative B001)

	Packaging and Marking

	Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin
	Government Approval/Disapproval Days: 810

	The delivery schedule for these units shall be as shown in the FAT clauses set forth in Section E.

	(End of narrative E001)

	FOB POINT: Destination

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 5 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	SERVICES LINE ITEM				$817,675.00

					ESTIMATED
	SECURITY CLASS: Unclassified

	NOUN: Contractor Support of First Article Test
	(FAT) (Government Testing)

	The amount set forth for this CLIN represents the amount to be paid by the US Army for contractor’s support of First Article Test (FAT) - Government Testing, IAW the Government FAT clause in Section E and paragraph C.18 in the scope of work.

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 6 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002	Supplies or Services and Prices/Costs

0002AA	FIRST ARTICLE SAMPLES - MC TWPS	EST 2	EA	$583,033.00000	$1,166,066.00

NSN: 4610-01-488-9656

SECURITY CLASS: Unclassified

NOUN: Marine Corps Tactical Water Purification System (MC -TWPS) First Article Test (FAT) - PVT & IOT&E.

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

(End of narrative D001)

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

(End of narrative D002)

Inspection and Acceptance

INSPECTION: Origin          ACCEPTANCE: Origin

Government Approval/Disapproval Days: 810

The delivery schedule for these units shall be as shown in the FAT clause set forth in Section E.

(End of narrative E001)

FCB POINT: Destination

					ESTIMATED

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 7 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AB	SERVICES LINE ITEM				$1,075,414.00

SECURITY CLASS: Unclassified

NOUN: NonRecurring costs

CLIN 0002AB is in support of CLIN 0001AA

CLIN 0002AB represents the amount to be paid by the U.S. Marine Corps in support of CLIN 0001AA.

ACCEPTANCE OF ELIN 0001AA SHALL CONSTITUTE

ACCEPTANCE OF THE ABOVE ELIN FOR PAYMENT

PURPOSES.

(End of narrative B001)

Inspection and Acceptance

INSPECTION:  Origin        ACCEPTANCE:  Origin

					ESTIMATED

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 8 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AC	SERVICES LINE ITEM				$418,837.00

					ESTIMATED
	SECURITY CLASS : Unclassified

	NOUN: Contractor Support of First Article Test (FAT) (Government Testing)

	CLIN 0002AC is in support of CLIN 0001AC. CLIN 0002AC represents the amount to be paid by the U.S. Marine Corps in support of CLIN 0001AC for the contractor’s support of First Article Test (FAT) - Government Testing, IAW the Government FAT clause in Section E and paragraph C.15 in the scope of work.

	ACCEPTANCE OF CLIN 0001AC SHALL CONSTITUTE ACCEPTANCE OF THE ABOVE CLIN FOR PAYMENT PURPOSES.

	(End of narrative B001)

	Inspection and Acceptance INSPECTION : Origin ACCEPTANCE: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 9 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AD	SERVICES LINE ITEM				$203,084.00

					ESTIMATED
	SECURITY CLASS: Unclassified

	NOUN: Support of First Article Test Units

	CLIN 0002AD is in support of CLIN 0001AA. CLIN 0002AD represents the amount to be paid by the U.S. Marine Corps in support of CLIN 0001AA to include Not Seperately Priced CDRLs.

	ACCEPTANCE OF CLIN 0001AA SHALL CONSTITUTE ACCEPTANCE OF THE ABOVE CLIN FOR PAYMENT PURPOSES

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 10 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003	Supplies or Services and Prices/Costs

0003AA	FIRST ARTICLE SAMPLES - MC MODULES	EST 2	SE	$51,702.00000	$103,404.00

					ESTIMATED
	SECURITY CLASS: Unclassified
	NOUN: MARINE CORPS MODULES

	For the First Article units the Marine Corps intends to purchase all five modules as one set that includes (cold weather, supplemental cleaning/waste/storage, ocean intake structure, NBC treatment and survivability). Modules for the production units will be purchased individually using CLIN 0006.

	(End of narrative B001)

	Packaging and Marking

	Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin Government Approval/Disapproval Days: 810

	FOB POINT: Destination

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 11 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004	Supplies or Services and Prices/Costs

0004AA	PRODUCTION QUANTITY	EST 11	EA	$558,601.00000	$6,144,611.00

					ESTIMATED
	NSN: 4610-01-488-6961
	SECURITY CLASS: Unclassified
	PROGRAM YEAR: 1

	NOUN: Army Tactical Water Purification System (A-TWPS)

	LOW RATE INITIAL PRODUCTION (LRIP) QUANTITY

	(End of narrative B001)

	Packaging and Marking

	Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 12 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004 AB	PRODUCTION QUANTITY	EST 78	EA	$438,815.00000	$34,227,570.00

NSN: 4610-01-488-6961

SECURITY CLASS: Unclassified

PROGRAM YEAR: 2

NOUN: Army Tactical Water Purification System (A-TWPS)

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

HAZMAT Components of End Items (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

(End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin        ACCEPTANCE: Origin

FOB POINT: Origin

					ESTIMATED

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 13 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AC	PRODUCTION QUANTITY	EST 41	EA	$423,195.00000	$17,350,995.00

	NSN: 4610-01-488-6961 SECURITY CLASS: Unclassified PROGRAM YEAR: 3				ESTIMATED

	NOUN: Army Tactical Water Purification System (A-TWPS)

	(End of narrative B001)

	Packaging and Marking Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 14 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AD	PRODUCTION QUANTITY	EST 42	EA	$423,195.00000	$17,774,190.00

	NSN: 4610-01-488-6961 SECURITY CLASS: Unclassified PROGRAM YEAR: 4				ESTIMATED

	NOUN: Army Tactical Water Purification System (A-TWPS)

	(End of narrative B001)

	(End of narrative B002)

	Packaging and Marking Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 15 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AE	PRODUCTION QUANTITY	EST 0	EA	$433,861.00000

NSN: 4610-01-488-6961

SECURITY CLASS: Unclassified

PROGRAM YEAR: 5

NOUN: Army Tactical Water Purification System (A-TWPS)

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

HAZMAT components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

(End of narrative D001)

Inspection of Acceptance

INSPECTION: Origin        ACCEPTANCE: Origin

FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 16 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AF	PRODUCTION QUANTITY	EST 0	EA	$437,428.00000

	NSN: 4610-01-488-6961
	SECURITY CLASS: Unclassified

	NOUN: Army Tactical Water Purification System (A-TWPS)

	PROGRAM YEAR 6

	(End of narrative B001)

	Packaging and Marking

	Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately, from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 17 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005	Supplies or Services and Prices/Costs

0005AA	PRODUCTION QUANTITY	EST 4	EA	$415,779.00000	$1,663,116.00

					ESTIMATED
	NSN: 4610-01-488-9656
	SECURITY CLASS: Unclassified
	PROGRAM YEAR: 1

	NOUN: Marine Corps Tactical Water Purification System (MC-TWPS)

	LOW RATE INITIAL PRODUCTION (LRIP) QUANTITY

	(End of narrative B001)

	Packaging and Marking

	Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 18 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AB	PRODUCTION QUANTITY	EST 17	EA	$415,779.00000	$7,068,243.00

					ESTIMATED
	NSN: 4610-01-488-9656
	SECURITY CLASS: Unclassified
	PROGRAM YEAR: 2

	NOUN: Marine Corps Tactical Water Purification System (MC-TWPS)

	LOW RATE INITIAL PRODUCTION (LRIP) QUANTITY

	(End of narrative B001)

	Packaging and Marking

	Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 19 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AC	PRODUCTION QUANTITY	EST 75	EA	$327,843.00000	$24,568,225.00

					ESTIMATED
	NSN: 4610-01-488-9656
	SECURITY CLASS: Unclassified
	PROGRAM YEAR: 3

	NOUN: Marine Corps Tactical Water Purification System (MC-TWPS)

	(End of narrative B001)

	Packaging and Marking

	Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

	HAZMAT Components of End Item (COEI) are to be packed and shipped separately, from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

	FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 20 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AD	PRODUCTION QUANTITY	EST 60	EA	$327,843.00000	$19,670,580.00

NSN: 4610-01-488-9656

SECURITY CLASS: Unclassified

PROGRAM YEAR: 4

NOUN: Marine Corps Tactical Water

Purification System (MC-TWPS)

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

(End of narrative D001)

Inspection and Acceptance

INSPECTION:  Origin        ACCEPTANCE:  Origin

FOB POINT:  Origin

					ESTIMATED

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 21 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AE	PRODUCTION QUANTITY	EST 60	EA	$333,491.00000	$20,009,460.00

NSN: 4610-01-488-9656

SECURITY CLASS: Unclassified

PROGRAM YEAR: 5

NOUN: Marine Corps Tactical Water

Purification System (MC-TWPS)

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

(End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin        ACCEPTANCE: Origin

FOB POINT: Origin

					ESTIMATED

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 22 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AF	PRODUCTION QUANTITY	EST 25	EA	$336,030.00000	$8,400,750.00

NSN: 4610-01-488-9656

SECURITY CLASS: Unclassified

NOUN: Marine Corps TACTICAL WATER

PURIFICATION SYSTEM (MC-TWPS)

PROGRAM YEAR 6

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

HAZMAT Components of End Item (COEI) are to be packed and shipped separately from the TWPS itself (IAW paragraph C.15.2.1 in the scope of work), but are to be included as part of the system price and not separately priced.

(End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin        ACCEPTANCE: Origin

FOB POINT: Origin

					ESTIMATED

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 23 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
0006	Supplies or Services and Prices/Costs

0006AA	PRODUCTION QUANTITY		EA	$	UNDEFINITIZED

SECURITY CLASS: Unclassified

NOUN: MARINE CORPS (MC) MODULES

The following modules will be purchased individually as specified in Section B.1.2

MODULES:

1.    MC- TWPS COLD WEATHER MODULE

2.    MC- TWPS SUPPLEMENTAL CLEANING & WASTE & STORAGE MODULE

3.    MC- TWPS OCEAN INTAKE STRUCTURE SYSTEM (OISS) MODULE

4.    MC- TWPS NBC TREATMENT MODULE

5.    MC- TWPS SURVIVABILITY MODULE

(End of narrative B001)

Packaging and Marking

Preservation, Packaging, Packing, and Marking shall be IAW Section C and Section D of the contract.

(End of narrative D001)

Inspection and Acceptance

INSPECTION: Origin        ACCEPTANCE: Origin

FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 24 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007	Supplies or Services and Prices/Costs

	DATA ITEM

	SECURITY CLASS: Unclassified

A001	DATA ITEM	1	LO	$ ** NSP **	$	** NSP **

	SECURITY CLASS: Unclassified NOUN: Meeting Minutes

	(End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A002	DATA ITEM	1	LO	$ ** N/A**		$51,798.50

						ESTIMATED

	SECURITY CLASS: Unclassified

	NOUN: CONFIGURATION AUDIT SUMMARY REPORT (PHYSICAL) - PCA

	ELIN A002 represents the Army funding for the PCA. ELIN A014 represents the Marine Corps funding of the PCA.

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS (000015) SEE NARRATIVE ON DD 1423

A003	DATA ITEM	1	LO	$ ** NSP **	$	** NSP **

	SECURITY CLASS: Unclassified NOUN: Engineering Change Proposal (ECP)

	(End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 25 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
A004	DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

	SECURITY CLASS: Unclassified NOUN: Request for Deviation (RFD)

	(End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A005	DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

	SECURITY CLASS: Unclassified NOUN: Notice of Revision

	(End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A006	DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

	SECURITY CLASS: Unclassified NOUN: Configuration Status Accounting

	(End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A007	DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

	SECURITY CLASS: Unclassified NOUN: Produce Drawings and Associated Lists

	(End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A008	DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

	SECURITY CLASS: Unclassified NOUN: Functional Flow Diagram/Ladder Logic Output

	(End of narrative B001)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 26 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A009	DATA ITEM	1	LO	$ ** N/A **		$451,738.50

	SECURITY CLASS: Unclassified					ESTIMATED
	NOUN: TECHNICAL MANUALS

	ELIN A009 represents the Army funding for the Technical manuals. ELIN A015 represents the Marine Corps funding of the Technical Manuals.

	(End of narrative B001)

	Packaging and Marking

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

	FOB POINT: Destination

	SHIP TO: PARCEL POST ADDRESS
	(000015) SEE NARRATIVE ON DD 1423

A00A	DATA ITEM	1	LO	$ ** NSP **	$	** NSP **

	SECURITY CLASS: Unclassified NOUN: Validation Certificate

	(End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A00B	DATA ITEM	1	LO	$ ** N/A **		$82,249.50

						ESTIMATED

	SECURITY CLASS: Unclassified

	NOUN: LOGISTICS MANAGEMENT INFORMATION (LMI)/ PROVISIONS PARTS LIST (PPL)

	ELIN A00B represents the Army funding for the PPL. ELIN A016 represents the Marine Corps funding of the PPL.

	(End of narrative B001)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 27 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
A00C	Packaging and Marking Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination FOB POINT: Destination SHIP TO: PARCEL POST ADDRESS (000015) SEE NARRATIVE ON DD 1423 DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

A00D	SECURITY CLASS: Unclassified NOUN: PRE-PROCUREMENT SCREENING (End of narrative B001) Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

A00E	SECURITY CLASS: Unclassified NOUN: Engineering Data For Provisioning (End of narrative B001) Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

A00F	SECURITY CLASS: Unclassified NOUN: LONG LEAD TIME ITEMS LIST (LLTIL) (End of narrative B001) Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination DATA ITEM	1	LO	$ ** NSP **	$ ** NSP **

	SECURITY CLASS: Unclassified NOUN: Recommended Spare Parts List (End of narrative B001)

	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 28 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

A00G	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Design Change Notice (DCN)

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00H	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Maintenance Allocation Chart (MAC)

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00J	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Special Equipment Tools and Test Equipment List

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00K	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Safety Assessment Report (SAR)

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00L	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Transportability Report

	(End of narrative B001)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 29 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00M	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Shipment and Storage Instructions (S&S)

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00N	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Packaging Data Elements (coded data)

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00P	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Special Packaging Instructions (SPI)

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00Q	DATA ITEM	1	LO	$** NSP **	$** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Contractor Responses to Test Incident Reports (TIR), Government conducted FAT/PVT Testing

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00R	DATA ITEM	1	LO	$** NSP **	$** NSP **

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 30 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
	SECURITY CLASS: Unclassified
	NOUN: System Support Package Component List (SSPCL)

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00S	DATA ITEM	1	LO	$	** NSP **	$	** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Quality Acceptance Inspection and Test

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00T	DATA ITEM	1	LO	$	** NSP **	$	** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Quality Acceptance Inspection and Test

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00U	DATA ITEM	1	LO	$	** NSP **	$	** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Quality Deficiency Report

	(End of narrative B001)

	Inspection and Acceptance

	INSPECTION: Destination ACCEPTANCE: Destination

A00V	DATA ITEM	1	LO	$	** NSP **	$	** NSP **

	SECURITY CLASS: Unclassified
	NOUN: Training Course Outline

	(End of narrative B001)

	Inspection and Acceptance

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 31 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
	INSPECTION: Destination ACCEPTANCE: Destination

A00W	DATA ITEM	1	LO	$	** N/A **	$5,213.00

						ESTIMATED

SECURITY CLASS: Unclassified

NOUN: INSTRUCTOR LESSON GUIDES - MARINE OPERATOR AND MAINTENANCE

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(000015) SEE NARRATIVE ON DD 1423

A00X	DATA ITEM	1	LO	$	** N/A **	$5,213.00

						ESTIMATED

SECURITY CLASS: Unclassified

NOUN: STUDENT LESSON GUIDES - MARINE OPERATOR AND MAINTENANCE

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(00015) SEE NARRATIVE ON DD 1423

A00Y	DATA ITEM	1	LO	$	** N/A **	$5,213.00

						ESTIMATED

	SECURITY CLASS: Unclassified

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 32 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT

	NOUN: INSTRUCTOR LESSON GUIDES - ARMY OPERATOR

	(End of narrative B001)

	Packaging and Marking Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination FOB POINT: Destination SHIP TO: PARCEL POST ADDRESS (000015) SEE NARRATIVE ON DD 1423

A00Z	DATA ITEM	1	LO	$	** N/A **	$5,213.00

						ESTIMATED

SECURITY CLASS: Unclassified

NOUN: STUDENT LESSON GUIDES - ARMY OPERATOR

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(00015) SEE NARRATIVE ON DD 1423

A010	DATA ITEM	1	LO	$	** N/A **	$5,213.00

						ESTIMATED

	SECURITY CLASS: Unclassified NOUN: INSTRUCTOR LESSON GUIDES - ARMY MAINTENANCE (End of narrative B001) Packaging and Marking

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 33 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Inspection and Acceptance INSPECTION : Destination ACCEPTANCE: Destination FOB POINT : Destination SHIP TO: PARCEL POST ADDRESS (000015) SEE NARRATIVE ON DD 1423

A011	DATA ITEM	1	LO	$** N/A **		$5,213.00

						ESTIMATED

SECURITY CLASS: Unclassified

NOUN: STUDENT LESSON GUIDES - ARMY MAINTENANCE

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(000015) SEE NARRATIVE ON DD 1423

A012	DATA ITEM		LO	$** NSP **	$	**NSP**

	SECURITY CLASS : Unclassified NOUN: Training Course Completion Report (End of narrative B001) Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination

A013	DATA ITEM	2	LO	$** N/A **		$16,155.50

						ESTIMATED
	SECURITY CLASS: Unclassified NOUN: VISUAL AIDS ELIN A013 represents the Army funding for the

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 34 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Visual Aids. ELIN A017 represents the Marine Corps funding for the Visual Aids

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(000015) SEE NARRATIVE ON DD 1423

A014	DATA ITEM	1	LO	$** N/A **	$51,798.50

					ESTIMATED

	SECURITY CLASS : Unclassified

NOUN: CONFIGURATION AUDIT SUMMARY REPORT

(PHYSICAL): PCA

ELIN A014 is in support of ELIN A002.

ELIN A014 represents the Marine Corps funding for the PCA.

ACCEPTANCE OF ELIN A002 SHALL CONSTITUTE

ACCEPTANCE OF THE ABOVE ELIN FOR PAYMENT PURPOSES.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(000015) SEE NARRATIVE ON DD 1423

A015	DATA ITEM	1	LO	$** N/A **	$451,738.50

					ESTIMATED

	SECURITY CLASS: Unclassified

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 35 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: TECHNICAL MANUALS

ELIN A015 is in support of ELIN A009 and represents the Marine Corps funding for the development of the Army & Marine Corps technical manual.

ACCEPTANCE OF ELIN A009 SHALL CONSTITUTE ACCEPTANCE OF THE ABOVE ELIN FOR PAYMENT PURPOSES.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(000015) SEE NARRATIVE ON DD 1423

A016	DATA ITEM	1	LO	$** N/A **	$82,249.50

					ESTIMATED

SECURITY CLASS: Unclassified

NOUN: LOGISTICS MANAGEMENT INFORMATION (LMI) / PROVISIONING PARTS LIST (PPL)

ELIN A016 is in support of ELIN A00B

ELIN A016 represents the Marine Corps funding for the PPL.

ACCEPTANCE OF ELIN A00B SHALL CONSTITUTE ACCEPTANCE OF THE ABOVE ELIN FOR PAYMENT PURPOSES.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination        ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(000015) SEE NARRATIVE ON DD 1423

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 36 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

A017	DATA ITEM	1	LO	$ ** N/A **	$16,155.50

					ESTIMATED

SECURITY CLASS: Unclassified

NOUN: VISUAL AIDS

ELIN A017 is in support of ELIN A013.

ELIN A017 represents the Marine Corps funding for the Visual Aids. ELIN A013 represents the Army funding for the Visual Aids

ACCEPTANCE OF ELIN A013 SHALL CONSTITUTE ACCEPTANCE OF THE ABOVE ELIN FOR PAYMENT PURPOSES.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Destination         ACCEPTANCE: Destination

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS

(000015) SEE NARRATIVE ON DD 1423

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 37 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

B.1 TACTICAL WATER PURIFICATION SYSTEM (TWPS) & MODULES PRICES

B.1.1 The FAT costs are:

ARMY: $5,738,023

USMC $2,966,482

TOTAL $8,704,505

B.1.2 Following are the per unit prices for the TWPS and TWPS modules (excluding the FAT units and FAT modules) by program year for SHORT TERM storage. FOB point is origin. Modules shall be packaged in accordance with C.15.3 and C.15.3.1.

	A-TWPS	MC-TWPS	MC-TWPS COLD WEATHER MODULE	MC-TWPS SUPPLEMENTAL CLEANING & WASTE & STORAGE MODULE	MC-TWPS OCEAN INTAKE STRUCTURE SYSTEM (OISS) MODULE	MC-TWPS NBC TREATMENT MODULE	MC-TWPS SURVIVABILITY MODULE
PROGRAM YEAR 1	$552,786	$415,779	$33,596	$6,127	$5,796	$5,100	$1,748
PROGRAM YEAR 2	$438,815	$415,779	$30,685	$6,033	$5,642	$5,057	$1,729
PROGRAM YEAR 3	$423,195	$327,843	$31,122	$6,050	$5,844	$5,237	$1,734
PROGRAM YEAR 4	$423,195	$327,843	$31,462	$6,115	$5,832	$5,227	$1,753
PROGRAM YEAR 5	$433,861	$333,491	$32,261	$6,171	$6,066	$5,425	$1,769
PROGRAM YEAR 6	$437,428	$336,030	$32,533	$6,391	$6,129	$5,501	$1,833

B.1.3 Following are the per unit price ADJUSTMENTS for the ARMY TWPS for LONG TERM storage. All MC-TWPS and MC modules shall be delivered with short term storage requirements. FOB point is origin.

A-TWPS
PROGRAM YR 1	$0.00
PROGRAM YR 2	$0.00
PROGRAM YR 3	$0.00
PROGRAM YR 4	$0.00
PROGRAM YR 5	$0.00
PROGRAM YR 6	$0.00

B.1.4 Following are the per unit price ADJUSTMENTS for the TWPS and TWPS MC MODULES by program year for CONTROLLED HUMIDITY STORAGE. FOB point is origin.

	A-TWPS	MC-TWPS	COLD WEATHER MODULE	SUPPLEMENTAL CLEANING & WASTE & STORAGE MODULE	OCEAN INTAKE STRUCTURE SYSTEM (OISS) MODULE	NBC TREATMENT MODULE	SURVIVABILITY MODULE
PROGRAM YR 1	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PROGRAM YR 2	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PROGRAM YR 3	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PROGRAM YR 4	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PROGRAM YR 5	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
PROGRAM YR 6	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

B.2 INSTALLATION OF GOVERNMENT FURNISHED MATERIEL AND/OR PROPERTY

B.2.1 The unit price of any TWPS acquired under this contract includes all charges for initial installation of government furnished items.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 38 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

B.3 CONTRACT DATA REQUIREMENTS

B.3.1 The cost of the data requirements listed in the contract’s DD Form 1423s are included in CLIN 0001AA. TWPS first article unit (LD) price except for the following:

B.3.1(a) The following CDRLs are separately priced:

A002/A014	CONFIGURATION AUDIT SUMMARY REPORT (PHYSICAL). ELIN A014 is in support of A002
A009/A015	TECHNICAL MANUALS. ELIN A015 is in support of A009
A00B/A016	LOGISTICS MANAGEMENT INFORMATION (LMI)/PROVISIONING PARTS LIST (PPL). ELIN A016 is in support of A00B
AOOW	INSTRUCTOR LESSON GUIDES - MARINE OPERATOR & MAINTENANCE
AOOX	STUDENT LESSON GUIDES - MARINE OPERATOR & MAINTENANCE
AOOY	INSTRUCTOR LESSON GUIDES - ARMY OPERATOR
A00Z	STUDENT LESSON GUIDES - ARMY OPERATOR
AO10	INSTRUCTOR LESSON GUIDES - ARMY MAINTENANCE
AO11	STUDENT LESSON GUIDES - ARMY MAINTENANCE
A013/A017	VISUAL AIDS - ARMY AND MARINES. ELIN A017 is in support of A013

B.4 ENVIRONMENTAL, HEALTH AND SAFETY REQUIREMENTS

B.4.1 The Contract price(s) include costs for Contractor compliance with all Environmental, Health and Safety requirements. Requirements include all applicable Federal, State, and Local Environmental, Health, and Safety laws, rules, regulations, guidelines, standards, limitations, conditions, orders, controls, prohibitions, and other requirements. Requirements hereinafter refer to the aforementioned list. Requirements that affect the performance of this contract, as of award date, are in effect or scheduled to become effective during the contract term. The contract price does not include any amount for future additional or changed requirements which are not currently established and which may become effective during the term of the contract.

B.4.2 In the event any of the forgoing Contractor compliance requirements are changed (e.g. altered, rescinded, postponed, replaced, or supplemented by new or additional requirements) subsequent to the contract award date, and such changes cause an increase or decrease in the cost of, or time required to perform this contract, such change in cost or time requirement shall constitute the basis for an adjustment of contract price or delivery schedule, as the case may be, provided the costs of compliance with such changed requirements are allowable and allocable to this contract under the FAR.

B.5 NEW EQUIPMENT TRAINING (NET) OPTION

B.5.1 The Government has the right to acquire up to 400 classes at the prices set forth below.

	ARMY	USMC
Total option classes:	200	200
Classes option to date:	0	0

Classes available for option:	200	200

B.5.2 Army NET. The following are the per class prices for US Army New Equipment Training (NET) by ordering period. The prices below do not include transportation and per diem expenses. The CLIN will be established at time of option. Paragraphs C.24 and H-33 define all requirements for this option.

$15,557.00 per class, if option exercised during the second year option period.

$16,024.00 per class, if option exercised during the third year option period.

$16,504.00 per class, if option exercised during the fourth year option period.

$17,000.00 per class, if option exercised during the fifth year option period.

$17,910.00 per class, if option exercised during the sixth year option period.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 39 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

B.5.3 US MARINE CORPS NET. The following are the per class prices for US Marine Corps New Equipment Training (NET) by ordering period. The prices below do not include transportation and per diem expenses. Clin will be established at time of option. Paragraphs H-33 and H-34 define all requirements for this option.

$15,557.00 per class, if option exercised during the second year option period.

$16,024.00 per class, if option exercised during the third year option period.

$16,504.00 per class, if option exercised during the fourth year option period.

$17,000.00 per class, if option exercised during the fifth year option period.

$17,510.00 per class, if option exercised during the sixth year option period.

B.6. FIELD SERVICE REPRESENTATIVE. The following are the fixed price man-day rates for Contractor Technical Assistance/Field Service Representative to support total package fielding and/or handoff by ordering period. The prices below do not include transportation and per diem expenses. The Government shall have the right to acquire up to 625 man-days of support. The transportation and per diem will be added as a cost only, no fee CLIN at the time the option is exercised.

Total option per man-days:	625
Hours option to date:	0

Hours available for option:	625

$497.00 per man-day, if option is exercised during the first year option period.

$518.00 per man-day, if option is exercised during the second year option period.

$539.00 per man-day, if option is exercised during the third year option period.

$560.00 per man-day, if option is exercised during the fourth year option period.

$583.00 per man-day, if option is exercised during the fifth year option period.

$607.00 per man-day, if option is exercised during the sixth year option period.

B.7	Index of CLINs

CLIN 0001AA	Army First Article (Logistics Demonstration) unit
CLIN 0001AB	Army First Article (PVT & IOT&E) units
CLIN 0001AC	Contractor support of First Article Testing (Government Testing)
CLIN 0002AA	Marine Corps (MC) First Articles (PVT & IOT&E) units
CLIN 0002AB	Marine Corps (MC) support of CLIN 0001AA to include non-recurring costs
CLIN 0002AC	Marine Corps (MC) in support of CLIN 0001AC
CLIN 0002AD	Marine Corps (MC) support of First Article Test units
CLIN 0003AA	Marine Corps (MC) module set consisting of all 5 modules
CLIN 0004AA	Army Production Quantity - program year one
CLIN 0004AB	Army Production Quantity - program year two
CLIN 0004AC	Army Production Quantity - program year three
CLIN 0004AD	Army Production Quantity - program year four
CLIN 0004AE	Army Production Quantity - program year five
CLIN 0004AF	Army Production Quantity - program year six
CLIN 0005AA	Marine Corps (MC) Production Quantity - program year one
CLIN 0005AB	Marine Corps (MC) Production Quantity - program year two
CLIN 0005AC	Marine Corps (MC) Production Quantity - program year three
CLIN 0005AD	Marine Corps (MC) Production Quantity - program year four
CLIN 0005AE	Marine Corps (MC) Production Quantity - program year five
CLIN 0005AF	Marine Corps (MC) Production Quantity - program year six
CLIN 0006AA	Marine Corps (MC) Modules (individually priced as specified in B.1.2)
CLIN C007	Contract Data Requirements List (CDRLs)
ELIN A001	Meeting Minutes
ELIN A002	Configuration Audit Summary Report (Physical)
ELIN A003	Engineering Change Proposal
ELIN A004	Request for Deviation
ELIN A005	Notice of Revision

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 40 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

ELIN A006	Configuration Status Accounting
ELIN A007	Product Drawings and Associated List
ELIN A008	Functional Flow Diagrams/Ladder Logic Output
ELIN A009	Technical Manuals
ELIN A00A	Validation Certificate
ELIN A00B	Logistics Management Information (LMI)/Provisioning Parts List (PPL)
ELIN A00C	Logistics Management Information (LMI)/Pre-Procurement Screening (PPS)
ELIN A00D	Logistics Management Information (LMI)/Engineering Data for Provisioning (EDFP)
ELIN A00E	Logistics Management Information (LMI)/Long Lead Time Items List (LLTIL)
ELIN A00F	Logistics Management Information (LMI)/Recommended Spare Parts List
ELIN A00G	Logistics Management Information (LMI)/Design Change Notice (DCN)
ELIN A00H	Logistics Management Information (LMI) Data Products/Maintenance Allocation Chart (MAC)
ELIN A00J	Special Equip Tools & Test Equip List/Special Tools and Test Equipment
ELIN A00K	Safety Assessment Report (SAR)
ELIN A00L	Transportability Report
ELIN A00M	Special Packaging Instructions (SPI)/Shipment & Storage Instructions
ELIN A00N	Logistics Management Information Data Products/Packaging Data Elements (Coded Data)
ELIN A00P	Special Packaging Instruction (SPI)
ELIN A00Q	Failure Analysis and Correction Action Report/Contractor Responses to Test Incident Reports, Government Conducted FAT/PVT Testing
ELIN A00R	System Support Package Component Listing
ELIN A00S	Test Procedure/Quality Acceptance Inspection and Test
ELIN A00T	Test Inspection Report/Quality Acceptance Inspection and Test
ELIN A00U	Quality Deficiency Report
ELIN A00V	Training Materials/Training Course Outline
ELIN A00W	Instructor Lesson Guides - Marine Operator and Maintenance
ELIN A00X	Student Lesson Guides - Marine Operator and Maintenance
ELIN A00Y	Instructor Lesson Guides - Army Operator
ELIN A00Z	Student Lesson Guides - Army Operator
ELIN A010	Instructor Lesson Guides - Army Maintenance
ELIN A011	Student Lesson Guides - Army Maintenance
ELIN A012	Training Course Completion Report
ELIN A013	Visual Aids
ELIN A014	Marine Corps funding for Configuration Audit Summary Report (Physical) in support of ELIN A002
ELIN A015	Marine Corps funding for Technical Manuals in support of ELIN A009
ELIN A016	Marine Corps funding for Provisioning Parts List in support of ELIN A00B
ELIN A017	Marine Corps funding for Visual Aids in support of ELIN A013

*** END OF NARRATIVE B 001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 41 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1 TACTICAL WATER PURIFICATION SYSTEM

C.1.1. The Tactical Water Purification System (TWPS) is a tactically transportable system capable of purifying, storing and dispensing potable water from fresh, brackish, sea, and nuclear, biological and chemical (NBC) contaminated water. The system shall provide quality drinking water to US troops in peacetime and war, and to civilian agencies or host nations for emergencies, disaster relief, humanitarian efforts, or peacekeeping missions.

C.2 SYSTEM DESCRIPTION

C.2.1 The Contractor shall furnish all supplies and services that are necessary to accomplish this contract for the items set forth in Section B, or elsewhere in the contract. The Contractor shall supply all design, hardware, and documentation necessary to satisfy the requirements of this Scope of Work and Purchase Description (PD) ATPD 2219 for the 1,500 Gallons Per Hour Tactical Water Purification System (1,500 GPH TWPS) (See Section J, Attachment 1) hereinafter referred to as PD 2219. Subordinate specifications are contained in PD 53048, Tank, Fabric, Collapsible; Self-Supporting, Open Top, Water Storage, 300 Gallons (See Section J, Attachment 2) and NBC Contamination Survivability Criteria for Army Materiel (See Section J, Attachment 3). The Government, in support of the Contractor, will provide in a timely manner, the materials and/or property listed in Exhibit A, Government Furnished Material /Property.

C.2.2 There are two configurations of the TWPS required under this contract, an Army version and a Marine Corps version. The Army TWPS configuration is transportable by a Heavy Expanded Mobility Tactical Truck with load handling system. The Marine Corps TWPS configuration is a skid-mounted configuration, and excludes all the modules listed below. The Marine Corps version may be ordered as a stand-alone system. If modules are required for MC-TWPS, they shall be ordered as stand alone units. For contract purposes, the Army version shall be hereinafter referred to as the A-TWPS and the Marine Corps version as the MC-TWPS. The term TWPS when used without service (Army or Marine Corps) specific identifiers shall refer to both TWPS configurations.

C.2.2.1 The Contractor shall deliver the Army TWPS (A-TWPS) with an integrated Government furnished 60kw generator. The Marine Corps TWPS (MC-TWPS) delivery does not include the generator. The A-TWPS includes the Water Quality Analysis Set: Purification (WQAS-P) (commercial item description (CID) # A-A-59338 dated 14 April 1999. The Government will furnish as Government Furnished Equipment (GFE) the water testing kit, chemical agent to the contractor for each A-TWPS produced. The MC-TWPS does not include the WQAS-P nor will the water testing kit be furnished as GFE. The MC-TWPS shall include only the pH/Temperature, chlorine and conductivity capabilities required in A-A-59338. The MC-TWPS requirements are in paragraphs 2.5.3, 2.5.3.1, 2.5.3.2, 2.5.4, 2.5.4.1, 2.5.4.2, 2.5.5, 2.5.5.1, and 2.5.5.2 of A-A-59338. Commercial instructions for each of these capabilities shall also be included for the MC-TWPS.

C.2.2.2 The Contractor shall overpack one hard copy of the TWPS technical manual (see paragraph C.8.2.1 in the SOW) and the 60kw technical manual with each delivered system, unless otherwise directed by the Government.

C.2.2.3 Each TWPS configurations shall be delivered with Basic Issue Item (BII).

C.2.3 A-TWPS Configuration. The A-TWPS shall meet all the requirements detailed in PD 2219. The A-TWPS will be in a load handling system (LHS) compatible Flatrack configuration. It shall be capable of being transported using the Heavy Expanded Mobility Tactical Truck with load handling system (HEMTT-LHS) (M1120), Palletized Load System (PLS) trucks (M1074 and M1075) and PLS trailer (M1076). The A-TWPS is a fully integrated system with all equipment required to accomplish all of the performance requirements stored within the flatrack configuration. The A-TWPS shall have the capability to store 15,000 gallons of potable water and dispense 250 gallons of potable water per minute. The A-TWPS includes a Government Furnished Equipment (GFE) 60kw Tactical Quiet Generator that the Contractor shall integrate into the flatrack configuration and supply as part of the delivered A-TWPS. (See Exhibit A)

C.2.4 MC-TWPS Configuration. The MC-TWPS shall meet all the requirements detailed in PD 2219. The MC-TWPS is a skid-mounted configuration. MC-TWPS specific requirements include the capability to store 6,000 gallons of potable water and dispense 125 gallons per minute of potable water. It shall be capable of being transported on a Medium Tactical Vehicle Replacement (MTVR) Truck (MK23 or MK25). This system will not come equipped with a power source but shall be capable of interfacing and utilizing the 60 kw Tactical Quiet Generator (TQG) as its power source. The MC-TWPS also has optional, separately priced modules that will add capability to the MC-TWPS, as specified below. These modules will be transported separately from the skid-mounted configuration and must be capable or being transported on an MTVR (MK23 or MK25).

C.2.4.1 MC-TWPS Cold Weather Module. This module is employed during severe weather operations (temperatures below 32 F to -25 F) to prevent water in the TWPS subsystem from freezing. This module consists of any equipment necessary for the TWPS to operate successfully in these conditions. The requirements for this module are described in PD 2219.

C.2.4.2 MC-TWPS Supplemental Cleaning, Waste & Storage Module. This module is used to temporarily store the three cleaning waste streams. The requirements for this module are described in PD 2215.

C.2.4.3 MC-TWPS Ocean Intake Structure System (OISS) Module. The OISS is deployed at beach locations exposed to wave action and ocean

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 42 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

locations with significant tidal variations. This module reduces the amount of operator intervention required for ocean beaches water purification. The OISS module allows for raw water extraction without operator intervention in a 24-hour period. The requirements for this module are described in PD 2219.

C.2.4.4 MC-TWPS NBC Treatment Module. This module is used as the final product water treatment step when operating on a raw water source contaminated with nuclear, biological or chemical warfare agents. The requirements for this module are described in PD 2219.

C.2.4.5 MC-TWPS NBC Survivability Module. This module is used when the system is deployed in NBC Survivability conditions. The requirements for this module are described in PD 2219.

C.3 CONTRACT UNIQUE DEFINITIONS

C.3.1. First Production Unit. For purposes of this contract, the first production unit shall be the first unit built under this contract.

C.3.2 First Article Test. For purposes of this contract, the first article test shall consist of:

a.	The Logistics Demonstration (LD)

b.	Production Verification Test (PVT)

c.	Initial Operational Test and Evaluation (IOT&E)

C.4 DATA SUBMISSION REQUIREMENTS

C.4.1 The Contractor shall deliver all data under this contract, in English, electronically (unless otherwise specified) via Web site, electronic mail in MS Office (95 or higher) and Windows compatible format, Compact Disc, or diskette. The Government will provide electronic mail addresses during the Start of Work meeting. An electronic copy of each Data Deliverable shall be submitted to the System Acquisition Manager (SAM) at AMSTA-DSA-FP-PW and Marine Corps Systems Command (MARCOP.SYSCOM (PM CSLE)), unless otherwise specified. A copy of the cover letter and/or electronic message transmitting the data shall be copy furnished the buyer for this contract at the time the data is submitted. The required information shall be furnished to the Government in accordance with the requirements on the Contract Data Requirement List (CDRL), see Section J, Exhibit B for details.

C.4.2. The Contractor shall prepare technical data and/or reports in the format and scope specified in the applicable Data Item Description, DD Form 1664 (DID), or as described elsewhere in the contract. Tailored DID’s referenced in this contract are located in Section J as Attachments. Should the Contractor need to review copies of DIDs that are not tailored but are referenced in the contract and/or delivery orders, refer to database at http://astimage.daps.dla.mil/online/. To obtain documents without a cost, click on “Quick • search”.

C.5 INTEGRATED PRODUCT TEAM

C.5.1 The Contractor and the Government shall use an Integrated Product Team (IPT) approach as the primary management tool for monitoring the status of the work described in this contract. The team will be jointly chaired by both Government and Contractor. The IPT will provide a means for coordinating and/or monitoring schedules, integrated logistics, and technical performance. The Government and Contractor shall also use teleconferencing, Internet Home Pages, and shared common databases to ease communication. IPT members will include personnel designated by the Contractor, the Contracting Officer, DCM and other personnel designated by the Government, which may include Government support contractors.

C.6 CONFERENCES, MEETINGS, AND REVIEWS

C.6.1 (A001) The Contractor shall plan, host, attend, coordinate, support and conduct the meetings, formal reviews, conferences, and audits (hereinafter called “reviews”) required by this contract. The reviews shall be conducted at Contractor facilities. Reviews requiring demonstration and/or examination of equipment shall be conducted at the Contractor’s facility. All such reviews shall be included in the program schedule and may be held concurrently with the Government’s approval. The Government reserves the right to cancel any review or to require any review to be scheduled at critical points during the period of performance. The Contractor, in conjunction with the Government, shall prepare agendas and conference presentation materials, and provide minutes and reports following each review. Contractor format is acceptable. Action item documentation, assignment of responsibility for completion and due dates shall be determined prior to adjournment of all reviews. A summary of all action items, responsible parties, and estimated completion dates shall be included with the minutes.

C.6.2 This contract requires the following reviews:

C.6.2.l Integrated Product Team (IPT) meeting. Within 30 days after the initial delivery order award, the Government and the Contractor

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 43 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

will host a start of work meeting. The meeting shall be held at the Contractor’s facility, may last several days, and shall include approximately 20 Government personnel. The purpose of this meeting is to review contract terms and conditions and review all data requirements, required specifications, test requirements, and logistics requirements. Also, the Contractor will demonstrate to the Government their management procedures, provide progress assessments, review of technical and other specialty area status, and establish schedule dates for near term critical meetings/actions.

C.6.2.2 Program Status Reviews. Government-Contractor program status reviews shall be held quarterly for the first three years following contract award and then semi-annually thereafter. Initial program status review shall be conducted 90 days after the IPT meeting. Program status reviews shall be held at the Contractor’s facility, in Frederick, MD. The Contractor’s progress, management, technical support services, if any, integrated logistics support, systems engineering, administrative, assurance of compliance with contract requirements, program status, funding, problem identification and resolutions shall be discussion items. Actual versus expected performance of each area shall be addressed. The Contractor shall prepare presentation materials providing an overview of all discussion items.

C.6.2.3 Provisioning Guidance Conference. The Provisioning Guidance Conference shall be held as part of the IPT meeting. The Contractor shall provide a provisioning performance schedule at the IPT meeting in accordance with the Provisioning Requirements Statement. (See Section J, Attachment 4). This schedule shall provide an estimate of the number of items to be provisioned and the number of conferences that will be required.

C.6.2.3.1 Provisioning Conference. The Contractor shall host Provisioning Conference(s) at the Contractor’s facility, based on the provisioning performance schedule. The Contractor shall furnish provisioning data and clarification of any provisioning issues to the Government.

C.6.2.4 Logistics and Engineering Working Group Meetings. Logistics and engineering working group meetings shall be held concurrently with the program status reviews. Logistic and engineering meetings shall include development of technical manuals, training, provisioning, drawings, and any other logistics or engineering issues that need to be addressed. Additional working group meetings shall be convened, as necessary, for each of the areas at the Contractor’s facility.

C.6.2.5 Production Readiness Review. The production Readiness Review (PRR) shall be performed to formally evaluate the Contractor’s production readiness and identify existing or projected manufacturing problems and areas of risk. The Contractor shall demonstrate progress in the following areas: (1) attaining the program’s production goals, (2) resolving manufacturing problems (or that a plan for their resolution acceptable to the Government has been developed), and (3) mitigating all production risks. The Contractor shall show that the system design has included those key production factors necessary to ensure the system can be acquired on schedule.

C.6.2.5.1 The initial production readiness review shall be conducted at the Contractor’s facility during the IPT meeting. At the Government’s discretion, follow-on production program reviews may be held quarterly at the Contractor’s facility.

C.6.2.5.2 The review dates shall be Contractor-proposed, Government-approved, and incorporated into the program schedule. The agenda of the PRR shall include, as applicable, at least the following considerations:

a.	A Manufacturing Program Status to include the overall manufacturing system and detailed factors such as: manufacturing organization, responsibilities, facilities and equipment manufacturing methods, and production flow.

b.	A status review of all production efforts for schedule considerations.

c.	The identity of open production concerns which require additional direction/effort to minimize risk to the production program.

d.	A status review of production engineering efforts, tooling and test equipment demonstrations, and proofing of new materials, processes, methods, special tooling, and test equipment.

e.	A status of the hazard list from Environmental, Safety and Health (ESH) analysis.

f.	The status of long lead items for production, if any.

g.	The status of quality assurance/control measures.

C.7 CONFIGURATION MANAGEMENT REQUIREMENTS

C.7.1 The Contractor shall maintain a configuration management (CN) process for the control of all hardware and software configuration documentation, media, and parts representing or comprising the TWFS. The principles contained in EIA-649 and MIL-HDBK-61A may be used for guidance. The Contractor’s CM process shall, as a minimum, consist of configuration identification, configuration control, configuration status accounting, and configuration audits. The Contractor shall designate a CM representative to serve as a primary point of contact to the Government for all CM matters. The CM process shall be documented in the program management process available for Government review. A Government CM plan will be provided to the Contractor, at the IPT meeting, for information regarding the configuration control board process, to include ECP disposition times, primary points of contact, and other relevant CM information.

C.7.1.1 (A002/A014) Configuration Audit Summary Report (Physical) (PCA). The functional baseline is established as the performance specification, PD 2219. A Configuration Audit Summary Report Physical (PCA) shall be performed to verify the TWPS and its Configuration Identification (CI) are accurate, complete and compatible, and to identify discrepancies between the hardware and the product drawings. The Contractor shall conduct the PCA at the Contractor’s facility. The Government reserves the right to witness any

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 44 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

portion of the audit. The PCA shall verify the drawings reflect the “as-built, as-designed” configuration of all newly developed or modified portions of the system; insure accurate form, fit, function and interface information is provided on control drawings for non-developmental/commercial off-the-shelf items; and confirm the drawings accurately represent the “as-built, as-designed” production configuration. The PCA shall be conducted incrementally, concurrent with fabrication and hardware assembly of a TWPS unit, which includes all corrections resulting from Government testing. The Contractor’s plan that provides the system to be audited, facilities, personnel, documentation, see paragraph C.7.4 on Product Drawings, and other support as may be required, shall be available to the Government on request. The Contractor shall document the results of the PCA after each audit and shall correct all audit discrepancies documented in the Configuration Audit Reports. In the event the Government finds evidence the drawings and/or documents, see paragraph C.7.4 for drawing deliveries, do not adequately represent the equipment, production shall cease until all discrepancies are corrected and the Government approves the Configuration Audit Report. The Product Baseline will be established upon completion of the Government testing, PCA, and resolution of audit discrepancies. The PCA shall be formatted and delivered in accordance with:

DI-CMAN-81022C, Configuration Audit Summary Report Physical and CDRL A002/A014.

C.7.2 Configuration Control. The Contractor shall implement configuration control methods and procedures which maintain the integrity and traceability of the established product baseline. The production baseline configuration shall be established after the approval of the FAT (consisting of a Logistic Demonstration (LD), a Production Verification Test (PVT) and an Initial Operational Test & Evaluation (IOT&E). Changes to established baselines shall only be made after Government approval of Engineering Change Proposals (ECP) and Request for Deviation (RFD). Sufficient supporting data to evaluate the proposed change, such as drawings, supplemental drawings, sketches, specifications, or manufacturer’s data sheets, as well as the impact to logistics, TM and spares, shall be submitted with ECP’s and RFD’s. Changes shall be identified to the affected assembly serial number, or if not part of an assembly, to the affected equipment serial number. Prior to FAT, the Contractor may make changes to the TWPS provided all changes are submitted to the Government. No approval of these changes is required. Following FAT approval, the Contractor shall submit proposed changes using ECPs and RFDs to the Government IAW the requirements listed in C.7.2.1, C.7.2.2 and C.7.2.3.

C.7.2.1 (A003) Engineering Change Proposal. Engineering Change Proposals (ECP) shall be submitted by the Contractor IAW Attachment 5 - (See Section J, Attachment 5 Data Delivery Description -Engineering Change Proposal). All Class I ECPs shall require Government approval prior to implementation. All Class II ECPs do not require prior approval but the Contractor shall notify the Contracting Officer, by means of an ECP, not less than 60 days prior to implementing any configuration changes. ECPs shall be formatted and delivered in accordance with:

DI-CMAN-B0639C. Engineering Change Proposal (ECP) and CDRL A003

C.7.2.2 (A004) Request for Deviation. The Contractor shall submit Requests for Deviations (RFD) from current approved configuration documentation IAW Attachment 6 (See Section J. Attachment 6, Data Delivery Description - Request for Deviation). Authorized deviations are a temporary departure from the requirements and do not constitute a change in an approved baseline, where it is determined that a change should be permanent, the Contractor shall submit an ECP IAW C.7.2.1. The RFDs shall be formatted and delivered in accordance with:

DI-CMAN-80640C, Request for Deviation (RFD) and CDRL A004.

C.7.2.3 (A005) Notice of Revision. The Contractor shall generate and submit Notice of Revision (NOR) concurrently with Engineering Change Proposal (ECPs) when technical documentation requires changes following approval of an ECP. The NOR shall be prepared IAW Attachment 7 (See Section J. Attachment 7 Data Delivery Description - Notice of Revision (NOR)). The NORs shall be formatted and delivered in accordance with:

DI-CMAN-80642C, Notice of Revision (NOR) and CDRL A005

C.7.3 (A006) Configuration Status Accounting. The Contractor shall establish and maintain a Configuration Status Accounting (CSA) program, which represents the configuration of the TWFS. The CSA system shall provide baseline documentation, delineate the status of changes to the baseline, record implementation of approved changes, and provide an audit trail for engineering changes, drawings and associated lists, software, and other related technical documentation. All approved changes which have been installed in the TWFS shall be recorded. The CSA database shall be electronically transferred to the Government at completion of contract. The CSRs shall be formatted and delivered in accordance with:

DI-CMAN-81253A Configuration Status Accounting and CDRL A006

C.7.3.1 Serialized Tracking. The Contractor shall record and provide to the Government the serialized configuration of the TWPS and modules. The following information shall be part of the Configuration Status Accounting (CSA) Information and made available for Government review during scheduled meetings. As the CSA is updated so shall this information.

a.	Contractor Serial Number (i.e.A-0001; MC-0001)

b.	System Designation/Model Number

c.	Contract Number

d.	Contractor

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 45 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

e.	Date of Manufacturing

C.7.4 (A007) Product Drawings and Associated Lists. The Contractor shall develop product drawings and associated lists, which reflect the “as built, as tested” configuration of the TWPS (see Section J, Attachment B for Product Drawings). The drawings shall be used for the manufacture, assembly and configuration management of the materials, parts, subassemblies and assemblies of the equipment covered under this contract. The drawings and associated lists shall provide the information necessary to enable the procurement or manufacture of an interchangeable item duplicating the physical and performance characteristics of the original part or assembly without additional design effort on the part of the Government. Product Drawings shall be formatted and delivered in accordance with:

DI-DRPR-61000A, Product Drawings and CDRL A007

C.7.4.1 Drawing Numbers. The Contractor shall use Government furnished drawing numbers on all product drawings. The Contractor shall obtain the Government drawing numbers from the Contracting Officer.

C.7.4.2 Product Drawings Submittal. All new drawings and drawing revisions shall be delivered as electronic data in accordance with the requirements listed below.

C.7.4.2.1 Delivery Format of Engineering Drawings.

C.7.4.2.1.1 Draft drawing submittals and the final PCA drawings shall be submitted in AutoCAD 2000 DWG or hardcopy format as specified in CDRL A007, Product Drawings and Associated Lists. The final submittals of engineering drawings shall be delivered in the following format:

1. Native 2-D or 3-D solid CAD model, AutoCAD 2000 or higher, DWG or format.

2. JEDMICS C4 raster image. (See Section J, Attachment 9 for a List of Commercial Products That Support JEDMICS C4 format or contact the TACOM EDI Office at (586) 574-5305 for assistance.

C.7.4.2.1.2 The Contractor shall contact the PCO for delivery of the actual files for the File Type Number and other technical and interface data.

C.7.4.2.1.3 Larger drawings. (J-K sizes) shall not have multiple plot files or frames.

C.7.4.2.2 Indexing Information. All files shall have proper indexing information. A DLF ASCII file shall accompany a set of engineering data files. The DLF ASCII file shall be formatted so that each record goes on a separate line and bars separate fields. See Section J, Attachment 10 for the JEDMICS Data File Index Structure (DFIS) spreadsheet describing the fields (with accompanying notes), together with a sample of a DLF file. The DLF file can be created using IndexR software available on the web at http://itshelp.redstone.army.mil/. The Contractor may contact the TACOM EDI Office at (586) 574-5305 with questions related to file types, index extensions, and similar matters.

C.7.4.2.3 Delivery Media Requirements. Electronic data can be delivered on CD-ROMs (ISO 9660) or through FTP (File Transfer Protocol). Because the Government wishes to take advantage of the latest digital media technology, the Contractor is asked to coordinate its final media decisions with the Contracting Officer prior to delivery.

C.7.4.2.4 Physical Media. The CDROM physical media shall be labeled with the following information:

a.	Contractor’s name/CAGE

b.	Contract Number

c.	System

d.	The appropriate CDROM number of the total, “CD 2 of 3”

e.	Range of document numbers included on the CD.

f.	Software version used for Computer-Aided Design (CAD) and International Graphics Exchange Specification (IGES).

C.7.4.2.5 File Naming Convention. Files shall be delivered in batches. No batch shall include more than 50 files. Batches shall be sequentially named as b1, b2, b3, etc. Drawing files shall have names that correspond to the drawing number but not exceed 8 characters in length. File extensions can be obtained from TACOM EDI Office at (586) 574-5305.

C.7.4.2.6 Geometry Creation Guidelines for 2-D and 3-D Models. Guidelines are included at Section J, Attachment 11, Geometry Creation Guidelines for 2-D and 3-D Models.

C.7.4.2.7 Telephone Numbers and Web Sites cited in section C.7.4.2.1.1, 7.4.2.2 and 7.4.2.5 are provided solely for access to interface data and the clarification of technical matters.

C.7.4.3 (A008) Functional Flow Diagrams/Ladder Logic Output. The PLC controls the sequence of operation, output to displays, and relay logic. This data is contained on an Erasable Programmable Read Only Memory (EPROM). The Allan-Bradley version 4.0 program plus the SFA ladder logic is required to make future changes such as Preplanned Product Improvement (PI) or engineering changes to the EPROM. The

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 46 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

Contractor shall maintain configuration control of the data for the PLC throughout the duration of the contract. The logic code shall be delivered to the Government on appropriate electronic media, such as a floppy disk or CD-ROM in the format used for the TWPS at the time of delivery. The ladder logic deliveries shall reflect the ladder logic programming used for the TWPS at the time of delivery. Below is the most recent program information. The Ladder Logic Output shall be formatted and delivered in accordance with CDRL A008.

Allen-Bradley 1747-Mll

1747 Mll Flash Memory, SLC 5/03 and 5/04 Processors (catalog number 1747-L541 or L542)

Program and data table storage, 26K instructions (4K-word data table)

Allen-Bradley 9324-RL0300ene

RSLogix 500, Version 3.01.09

Latest Version, 4.00.00

DI-GDRQ-81224(T), Ladder Logic Output/Functional Flow Diagrams and CDRL A008

C.8 LOGISTICS REQUIREMENTS

C.8.1 Integrated Logistics Support. The Contractor shall plan and conduct an Integrated Logistics Support (ILS) program, which shall govern the management of the ILS effort. The ILS process shall ensure the TWPS, when fielded, will satisfy logistics elements and supportability criteria defined herein. The logistics program shall be discussed during program reviews.

C.8.2. Publications.

C.8.2.1 (A009/A015) Technical Manuals. The Contractor shall develop operator, unit, direct support, and general support maintenance technical manual (TM 10-4610-309-14) and repair parts and special tools list (RPSTL) (TM 10-4610-309-24P), IAW MIL-STD-40051A, Department of Defense Standard Practice, Preparation of Digital Technical Information for Multi-Output Presentation of Technical Manuals, 15 Feb 2001. MIL-HDBK-1222, Department of Defense Handbook, Guide to the General Style and Format of US Army Work Package Technical Manuals, 15 Feb 2001 (for guidance only) IAW Attachment 12 (See Section J, Attachment 12 Additional Requirements for Table A.1, TM Matrix of MIL-STD-40051A) . The manual shall be a system manual that covers all of the components of the TWPS system. The Technical Manuals shall be formatted and delivered in accordance with:

MIL-STD-40051A, Notice 1. Department of Defense Standard Practice, Preparation of Digital Technical Information for Multi-Output Presentation of Technical Manuals and CDRL A009/A015

C.8.2.2 The Contractor shall produce an Acrobat electronic technical manual (ETM) file of the manual described above. Acrobat files are portable document files (PDF) format files. They shall contain bookmarks for the table of contents page, the first page of alphabetical index, the first page of each work package, chapter and section. Bookmark each reference in the manual. No linking is required beyond the bookmarks.

C.8.2.3 Validation. The Contractor shall validate the accuracy and usability of the technical manual to be delivered. The Contractor shall have and use documented Quality Assurance (QA) processes and inspections. The Government has the right to review validation records and witness the validation process. The Government has the right to verify all publication deliverables.

C.8.2.3.1 (A00A) Validation Certification. The Contractor shall, concurrently with the final draft manual/Electronic Tech Manual (ETM), deliver a document of certification, attesting to the adequacy and accuracy of the technical manual and the satisfaction of the validation’s requirement for Government review and acceptance. An authorized Contractor representative shall sign the certificate(s). A certificate shall be provided for each manual and ETM validated by the Contractor. The Validation Certification shall be formatted and delivered in accordance with:

DI-CMAN-80792A. Validation Certification and CDRL A00A

C.8.2.4 Verification. The Government will verify that the manual and ETM are accurate during the Logistics Demonstration (LD). Government reviews and verification may be done through sampling with a mix of desktop review and actual performance of the procedures; but could include actual performance of all procedures and review of all pages, if deemed necessary by the Government. The Government does not intend to review and verify every page at every review, but relies on complete, careful editing and review by the Contractor. If there are indications that the Contractor has performed incomplete or inadequate QA reviews, the Government may elect to perform additional reviews and return products for rework. The Contractor shall provide technical and engineering support as required to aid the Government in the performance of the verification effort. The Contractor shall provide one set of technical manuals and an ETM CD/ROM to each verification participant (a maximum of 15 participants) no less than 21 calendar days prior to the scheduled verification effort. The Contractor shall incorporate all Government comments from specification compliance reviews, technical accuracy reviews, and Government verification reviews into the final submission of manuals. Unless otherwise advised by the Contracting Officer, verification by the Government will be held at the Contractor’s facility. The Government will provide target users; the Contractor shall provide all necessary resources to support the Government verification to include the following:

a.	Production line end item.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 47 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

b.	Adequate facilities and office space.

c.	Mandatory replacement parts needed for assembly and disassembly tasks.

d.	Paper copies of the manuals.

e.	Expendable supplies and materials.

C.9 COPYRIGHT REQUIREMENTS

C.9.1 The Contractor shall, if requested by the Government, identify copyrighted material, if any, and shall obtain the written approval of the copyright owner for the Government purpose rights in Copyright, (for Government reproduction purposes only) to any and all data/products produced under this SOW. The Contractor shall furnish appropriate release giving the Government permission to reproduce and use copyrighted information. When the manual covers a vendor’s component or portion thereof and the vendor’s manual contains copyrighted material, the Contractor shall be responsible for obtaining copyright release from the vendor and providing the copyright release to the Government with the final manual.

C.10 PARTS DOCUMENTATION PROGRAM REQUIREMENTS

C.10.1 Provisioning Program. The Contractor shall develop provisioning data for the TWPS in accordance with MIL-PRF-49506 and guidelines of MIL-HDBK-502 and LMI data worksheet IAW Attachment 13 (See Section J, Attachment 13, LMI Requirements, MIL-PRF 45506: EDFP, DCN and PPL). The provisioning data shall contain all data for the assemblies, sub-assemblies, spare parts and module to include Components of the End Item (COEI), Basic Issue Items (BII), Additional Authorized (Items) List (AAL) and Special Tools and Test Equipment (STTE) required to support the TWPS. Engineering Data for Provisioning (EDFP) drawings are required to support each new item being provisioned. The Government will provide the Provisioning Contract Control Number (PCCN), Provisioning Control Code (PCC), and additional information or service unique codes will be provided not later than the Provisioning Guidance Conference.

C.10.1.1 (A00B/AA016) Provisioning Parts List (PPL). The Provisioning Parts List (PPL) shall contain the end item, component or assembly and all support items which can be disassembled, reassembled, or replaced, and which, when combined, constitute the end item, component or assembly and shall include items such as parts, materials, connecting cabling, piping, and fittings required for the operation and maintenance of the end item, component, or assembly. The PPL shall be used to determine the range and quantity of support items required to maintain the end item for an initial period of service. This includes all repairable Contractor Off-The-Shelf (COTS) items unless excluded by the provisioning requirements. It does not include a breakdown of Government furnished equipment. The PPL shall include items such as parts, materials, connecting cabling, piping, and fittings required for the operation and maintenance of the end item/equipment. The PPL shall contain all tools, test equipment, repair kits and repair parts sets required to maintain the end item, component, or assembly equipment unless excluded by the provisioning requirements. The PPL shall be formatted and delivered in accordance with:

DI-ALSS-81529, Logistics Management Information (LMI) Data Products - (PPL) and CDRL A00B/A016

C.10.1.1.1 The Contractor shall ensure that the submitted LMI Data products are compatible with the Army Commodity Command Standard System (CCSS) Provisioning On Line System (POLS), ADSM-18-LEA-JBE-ZZZ-UM-06 (User’s Manual). The data shall be capable of being loaded into Government FMR without modification to the data. The Contractor shall correct CCSS/POLS rejects within 15 days after receipt of Government notification and resubmit electronically in ASCII text with accompanying 50/80 listing, or equivalent to 80 column card format.

C.10.1.1.2 The Contractor shall maintain and continuously update their data file with the Provisioning Technical Documentation (PTD) Reports. These reports will contain Part Number changes, Source Maintenance and Recoverability (SMR) Code changes, failure factor changes and additions and/or deletions that occur throughout the contract. The Contractor shall ensure that only those items which are repair parts or parts of the end item’s top down generation breakdown will be loaded in the PMR. All others will be rejected.

C.10.1.2 (A00C) Pre-Procurement Screening (PPS). Contractor shall conduct pre-procurement screening for all items to be provisioned. Drawings are not required for items accompanied by a copy of pre-procurement screening (i.e., Haystack, Parts master, DLSC) which indicates this item has previously been assigned a valid National Stock Number (NSN). Provisioning and Other Pre-procurement Screening Data are used to identify existing NSHs for an item, validate currency of an NSN, and aid in maximum use of known assets. The PPS shall be formatted and delivered in accordance with:

DI-ALSS-81529, Logistics Management Information (LMI) Data Products (PPS) and CDRL A00C

C.10.1.3 (A00D) Engineering Data for Provisioning (EDFP). Engineering Data For Provisioning (EDFP) is technical data used to describe parts/equipment and consists of data such as specifications, standards, drawings, photographs, sketches and descriptions, and necessary assembly and general arrangement drawings, schematic drawings, schematic diagrams, and wiring and cable diagrams necessary to indicate the physical characteristics, location, and/or function of the item. The EDFP shall be formatted and delivered IAW DID-ALSS-81529 as referenced below. At a minimum, EDFP must provide the following:

a.	Technical information of items for maintenance support considerations

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 48 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

b.	Item identification/descriptions necessary for:

(1)	Cataloging actions and assignment of a National Stock Number

(2)	Review for item entry control

(3)	Standardization to include standardization/interchangeability

(4)	Item management coding

(5)	Identification/procurement of initial spares

(6)	Preparation of allowance/issue lists

c.	The Contractor shall furnish EDFP in the following order of precedence:

(1)	Government or industry recognized specifications or standards

(2)	Engineering drawings

(3)	Commercial catalogs or catalog descriptions

(4)	Sketches or photographs with brief descriptions of dimensional, material, mechanical, electrical, or other descriptive characteristics.

DI-ALSS-81529, Logistics Management Information (LMI) Data Products (EDFP) and CDRL A00D

C.10.1.3.1 EDFP shall be marked in such a manner as to identify the proprietary rights (limited or unlimited). EDFP shall also be marked with the Provisioning Line Item Sequence Number (PLISN) in the upper right hand corner. EDFP shall NOT be provided when the item is:

a. Identified as a Government specification or standard which completely describes the item including its dimensional, mechanical, and electrical characteristics

b. Previously cataloged/assigned an active National Stock Number with type 1 item identification

C.10.1.4 (A00E) Long Lead-Time Items List (LLTIL). The Contractor shall provide a Long Lead-Time Items List. The LLTIL shall contain those items which, because at their complexity of design, complicated manufacturing process or limited production capacity, may cause production or procurement cycles which would preclude timely and adequate delivery, if not ordered in advance of normal provisioning. The LLTIL shall be formatted and delivered in accordance with:

DI-ALSS-B1529. Logistics Management Information Data Products (LLTIL) and CDRL A00E

C.10.1.5 (A00F) Recommended Spare Parts List. The Contractor shall provide a proposed spare parts list within 120 days of issuance of the initial delivery order. The list shall be in contractor format. It shall include a listing of spare items the contractor feels will be required to support a TWPS systems for one year following its initial fielding. The recommend spare parts list shall be formatted and delivered in accordance with DID-ALSS-81529 referenced below. The list shall contain, as a minimum, the following information:

a.	Unit Identifier (i.e. A-TWPS, MC-TWPS, Modules)

b.	Part

c.	Part Number

d.	NSN, if available

e.	Quantity required per year

f.	Estimate per unit cost (FOB point is origin, packaging per Section C)

g.	Vendor

DI-ALSS-81529, Logistics Management Information Data Products and CDRL A00F

C.10.1.6 (A00G) Design Change Notice (DCN). The Contractor shall submit a DCN for those design or part number changes which modify, add, delete or supersede any of the operating, maintenance or repair parts information that the Contractor provided previously under this contract. The DCNs shall be formatted and delivered in accordance with:

DI-ALSS-81529, Logistics Management Information (LMI) Data Products and CDRL A00G

C.10.1.7 (A00H) Maintenance Allocation Chart (MAC) (MIL-STD-40051-5A). The Contractor shall prepare an initial MAC covering all maintenance tasks by breaking down the TWPS in functional group code sequence. A Functional Group Code (FGC) listing will be provided by the Government at the IPT meeting. The contractor shall provide a preliminary MAC at the IPT meeting to be reviewed by the joint Contractor-Government working group. The MAC is a living document that forms the basis for provisioning and technical manual development and is, therefore, subject to change until its final approval concurrent with final approval of the technical manual. The MAC assigns all authorized maintenance functions and repair operations to be performed by the lowest maintenance level appropriate category, and delineates the tools and test equipment required to perform the operations. The first functional group code shall be 00, the end item. The MAC shall include all maintenance significant components, assemblies, subassemblies, and modules. If the maintenance

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 49 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

for a repair part consists of replacement only, the part shall not be listed in the MAC, unless not listing the part would result in deletion of the group number; in this case, the part shall be listed in order to retain the functional group number. Parts requiring a test procedure prior to replacement shall also be listed in the MAC. The Government will provide the Contractor, upon request, information pertaining to the maintenance and fielding concepts.

DI-ALSS-81529, Maintenance Allocation Chart (MAC) and CDRL A00H

C.10.2 Support Equipment. The Contractor shall provide a listing of support equipment, which is defined as tools, test equipment, automatic test equipment and Built-in test/built-in test equipment (BIT/BITE). The requirement for support equipment shall be satisfied by items currently in the Army and Marine Corps inventory to the maximum extent practical. Listings of support equipment resident in the Army and Marine Corps inventory are available from the Government upon the Contractor’s request. If the Contractor has determined that support equipment is not required, then an explanation on how and for how long the system is going to be maintained is required. The information shall be delivered as part of the CDRL A00J delivery.

C.10.2.1 (A00J) Special Equipment. Tools and Test Equipment List (TTEL). The Contractor shall prepare and deliver a TTEL listing of those peculiar support items including any Test Measurement and Diagnostic Equipment (TMDE) for the TWPS that are not currently listed in the US Army Supply Catalogs (SCs) and Marine Corps TM 10510 and TM 10200 IAW Attachment 14 (See Section J, Attachment 14, Data Item Description - Special Equipment Tools and Test Equipment List). Special tools are defined as tools not found in the Army’s General Mechanics tool kit (NSN 5180-00-177-7033), Organizational Maintenance common # 1 tool kit (NSN 4910-00-754-0654), common #2 tool kit (NSN 4910-00-754-0650), and tool kit Supplement #1 (4910-00-754-0653), and US Army supply Catalogs identified in DA PAM 25-30, Section 6, and Marine Corps TM 10510 and TM 10200. Listing of tools and test equipment resident in the Army and Marine Corps inventory are available from the Government upon the Contractor’s request. The Contractor shall identify all special tools required to service or repair the TWPS assemblies and incorporate the special tools and test equipment lists into the maintenance manual. The TTEL list, with drawings shall be identified at the first Provisioning Conference. The Contractor shall verify that any special tools listed are indeed not currently in the Government Supply system. After Government approval of the TTEL, the Contractor shall deliver the data concurrently with the MAC.

DI-ILSS-80868(T), Special Equipment Tools & Test Equipment List and CDRL A00J

C.11 SAFETY ENGINEERING AND HEALTH HAZARD REQUIREMENTS

C.l1.1 Safety Engineering Principles. The Contractor shall follow good safety engineering practices in establishing the TWPS design and operational procedures to include modifications. MIL-STD-882C can be used as a guide in determining whether safety-engineering objectives are met. As a minimum, the Contractor shall do the following:

C.11.1.1 Identify hazards associated with the system by conducting safety analyses and hazard evaluations. Analyses shall include both operational and maintenance aspects of the system.

C.11.1.2 Eliminate or reduce significant hazards by appropriate design or materiel selection. If hazards to personnel are not avoidable or eliminated, take steps to control or minimize those hazards.

C.11.2 (A00K) Safety Assessment Report (SAR). As a result of system safety analyses, hazard evaluations, and any independent testing, the Contractor shall perform and document a safety (and health hazard) assessment. The safety (and health hazard) assessment shall identify all safety features of the hardware, system design and inherent hazards and shall establish special procedures and/or precautions to be observed by our test agencies and system users. The Contractor shall prepare the Safety Assessment Report in accordance with DI-SAFT-B0102B. The Contractor shall identify and incorporate Health Hazards associated with the system into the SAR. MIL-STD-882C provides guidance in the preparation of the Safety Assessment Report and Health Hazard Assessment. In preparing the health hazard portion of the Safety Assessment Report, the Contractor shall provide a description and discussion of each potential or actual health hazard issue of concern for each sub-system or component. A health hazard is an existing or likely condition, inherent to the operation, maintenance, transport or use of material, that can cause death, injury, acute or chronic illness, disability, or reduced job performance of personnel by exposure to physiological stresses. Include classification of severity and probability of occurrence. The Contractor will include when the hazards may be expected under normal or unusual operating or maintenance conditions. Examples of hazards to be included in the report are fire prevention issues, electrical issues, and noise.

DI-SAFT-80102B, Safety Assessment Report (SAR) and CDRL A00K

C.12 ENVIRONMENTAL REQUIREMENTS

C.12.1 The Contractor shall use non-hazardous material to the maximum extent practicable to manufacture the TWPS, and will ensure that the material will support the intended use of the product. Recycled material should be used to the maximum extent possible provided that they do not impact the performance and safety of the final product.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 50 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

C.12.2 The Contractor shall manage the efforts described by this contract to ensure that all aspects of the contract execution to include, but not limited, to the following Contractor activities: design, manufacturing, testing, and storage activities are in compliance with Federal, State and Local environmental regulations and requirements. The Contractor shall notify the PCO immediately, if the Government gives any direction that could result in permit violations.

C.13 POLLUTION PREVENTION REQUIREMENTS

C.13.1 Hazardous Material Management Program (HMMP). The Contractor shall establish, implement and maintain a Hazardous Materials Management Program using National Aerospace Standard (NAS) 411, “Hazardous Materials Management Program” as a guide. The purpose of this program is to eliminate or minimize (where elimination is not possible) hazardous and environmentally unacceptable materials throughout the life cycle of the system to ensure protection of human health and the environment. The Contractor shall maintain a Hazardous Materials Management program which, at a minimum, shall identify and describe the organizational relationships and responsibilities for eliminating hazardous materials. The Hazardous Materials Management program shall also define the process used to identify the hazardous materials utilized in the manufacturing process, and establish prioritization criteria for ranking the relative risks of these hazardous materials. This program shall be discussed during program reviews. A copy of the program shall be made available to the Government upon request.

C.13.2 Hazardous Material Management Report. The Contractor shall prepare Hazardous Material Management Reports which, at a minimum, shall identify all hazardous materials required for system production, contain a listing of prioritized hazardous materials for minimization/elimination per the criteria established in the Hazardous Material Management Plan, and identify those hazardous materials/processes for which non-hazardous substitute materials/technologies may be available for implementation. This report shall be made available for review upon request of the Government and shall he briefed as part of the program review meetings conducted between the Contractor and the Government.

C.13.3 Contractor Support for Government Preparation of National Environmental Policy Act (NEPA) Documentation. The Contractor shall support Government preparation of all necessary documents and analyses to ensure compliance with NEPA, DOD 5000.2-R and Army Regulation 200-2. The support, on an as-needed basis, shall include, but not be limited to: submission of all Material Safety Data Sheets for all hazardous materials included in the system design or used during contemplated production processes; useage information for hazardous and environmentally unacceptable materials; preliminary descriptions of the proposed production process; production-related permitting requirements filed with the local environmental enforcement agency.

C.14 TRANSPORTABILITY REQUIREMENTS

C.14.1 (A00L) Transportability Report. The Contractor shall submit a transportability report for each TWPS configuration IAW DI-PACK-80880B. Updated reports shall be delivered if transportability characteristics of the TWPS change.

DI-PACK-80880B, Transportability Report and CDRL A00L

C.15 MILITARY PACKAGING DOCUMENTATION REQUIREMENTS:

C.15.1 (A00M) Shipment and Storage (S&S) Instructions. The Contractor shall provide and update S&S instructions. When preparing the shipment and storage instructions the Contractor shall ensure those instructions are consistent with the transportability report required elsewhere in this contract. The S&S instructions shall detail procedures required to prepare the TWPS for storage after it has been in operation. S&S instructions shall be developed for A-TWPS and MC-TWPS, plus Marine Corps modules. The S&S Instructions shall be formatted and delivered in accordance with:

DI-PACK-80121B, Shipping and Storage Instructions and CDRL A00M

C.15.1.1 S&S processing instructions required:

a. Short term transport and/or Storage (180 days maximum in an unheated warehouse) for application when the TWPS is in transport. Short term S&S processing instructions shall be sufficient to protect the items when they are intended for immediate use.

b. Long term storage/OCONUS instructions. The Government will use these instructions to prepare a system for open storage for a period of up to 2 years or for shipment OCONUS. The Contractor shall ensure these instructions include any cyclic maintenance/exercising requirements or any special hazardous material packaging necessary to prevent the system from deteriorating due to inactivity or OCONUS shipment.

c. Controlled Humidity storage (30 months). The Contractor shall ensure these instructions include any cyclic maintenance/exercising requirements or any special hazardous material packaging necessary to prevent the system from deteriorating due to inactivity.

C.15.1.2 Compliance with Federal Industry and International Transportation Requirements. The Government ships using truck, rail, plane, and ship. The Contractor shall develop shipping and storage instructions for these modes of transportation and identify unique

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 51 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

requirements for each mode of transport. This will allow the Government to process for shipment based on the intended mode of transport. The Contractor shall comply with the applicable codes and standards listed here: (1) Code of Federal Regulation. Titles 29, 40 and 49; (2) International Maritime Dangerous Goods Code, for vessel transport and; (3) AFJMAN 24-204, Preparing Hazardous Materials for Military Air Shipments. The Contractor shall include disassembly procedures to meet the requirements of the codes and standards mentioned above.

C.15.2 Packaging Instructions for Basic Issue Items. The Contractor shall ensure that the shipping and storage instructions include packaging instructions for the Basic Issue Items (BII) and Components of the End Item (COEI). The Contractor shall ensure the instructions require that BII shall be packed separately from the COEI.

C.15.2.1 BII and COEI Packaging. The Contractor shall include the shipping and storage instructions provisions for stowage location and security for the BII and COEI. HAZMAT COEI are to be packed and shipped separately from the system and shall comply with Federal and Industry Transportation Requirements identified in Paragraph C.15.2 above. The Contractor shall ensure the stowage locations shall deter pilferage and shall not interfere with lifting, tie down or other transportation handling requirements.

C.15.3 Marine Corps Modules Reuseable Containers. Marine Corps modules as described in detail in paragraph 3.1 of ATPD 2219, shall be stowed, handled, and transported in non-metallic reuseable containers and each of the modules shall have its own separate packaging. The 5 Modules with boxes shall be subjected to the repetitive transportation, storage, and setup, and tear down conditions required of the TWPS. The non-metallic reusable containers shall have a minimum service life of 10 years. A plan indicating component placement within the container shall be provided for each container and secured to the inside of each container cover. Containers shall have a method for the user to label the contents of the container with a label that can be replaced if user needs require a change in the content of the container. Each container shall be marked “Reuseable Container-Do Not Destroy”. All components shall be capable of being loaded manually without the need for any overhead lifting devices. Container closure shall use hand operated self-contained latches. If the modules require desiccant to withstand storage periods of 48 months in an unheated warehouse, desiccant holder and humidity indicator shall be included. Containers with a gross weight over 121 pounds shall be constructed to allow handling by forklift truck from all four sides. Containers with a gross weight under 121 pounds shall be designed with handles for a three-person carry.

C.15.3.1 Each module and container combination shall be tested IAW ASTM-D4169, Distribution Cycle 18, Assurance Level 1, Acceptance Criteria 3 and contents shall remain secured in position. Prepare a report detailing each step taken during testing and include this test report as part of the Special Packaging Instruction/Shipping and Storage Instruction submission. Document fully the condition of the module container and contents prior to testing and again after testing. Documentation of the test shall include photographs showing the container and contents before and after testing.

C.15.4 Updates and Changes to Shipping and Storage Instructions. The Contractor shall revise the shipping and storage instructions to reflect design changes that affect the system’s shipping configuration, weight, or transportability. The Contractor shall also provide revisions to the shipping and storage instructions for each logistics change affecting packaging instructions for BII or COEI.

C.15.5 Validation of Shipping and Storage Instructions. The Contractor shall validate the shipping and storage instructions for Long Term Storage, Short Term and Controlled Humidity Storage Instructions will be validated at the same time by identifying steps that can be performed differently or omitted from the Long Term Instructions. For example, the Long Term Instructions may require a preservative that would not be required for the Short Term Instructions. The purpose of validation, is to verify the adequacy of the preservation, packaging, packing and stowage of BII/COEI, preservation procedures for shipment and storage, and the cyclic maintenance requirements for systems in long term storage. A Government representative will verify and witness validation procedures.

C.15.6 Packaging Requirements. The Contractor shall provide Logistics Management Information (LMI) Data Products for packaging data systems entry as specified in MIL-PRF-49506, see DI-ALSS-81529 (see Section J, Attachment 15 LMI - Packaging Data Products and Attachment 16 LMI Packaging Data Format), to the Commodity Command Standards System (CCSS) for parts that are provisioned (P-source coded) and field level kits (KF-source coded).

C.15.6.1 (A00N) Packaging Data Elements. The Government will provide the Contractor with periodic reports showing status of the program. Data is critical to populating the NSNMDR and the FLIS Government data files and shall be 90% accurate. Submittal errors shall be reworked within 15 days after rejection by the Government. The Contractor shall provide the necessary personnel, facilities, equipment, material, and the electronic data interface. The Contractor shall include information for each of the items so the Government can determine the adequacy of the packaging submittal. This includes item drawings and data such as Source, Maintenance & Reliability codes, Unit of Issue codes, Unit of Measure, Measurement Quantity, and copies of applicable Material Safety Data Sheets. The Contractor shall furnish item drawings, photo documentation and notes sufficient for reviewing the packaging designs. The Packaging Data Elements shall be formatted and delivered in accordance with:

DI-ALL-81529, Packaging Data Elements and CDRL A00N

C.15.6.2 (A00P) Special Packaging Instructions (SPIs). The Contractor shall prepare SPIs for each reparable item, each hazardous material item, each fragile, sensitive, critical item, and any item that cannot be adequately packaged/defined as a select item following the guidance in MIL-STD-2073-1D. All SPIs will meet the performance of ASTM D4169, Distribution Cycle 18 with the performance criterion of no product damage. The SPI shall be in a format that can be viewed, changed, and commented upon (e.g. Microsoft Word 6.0 or 7.0, see DI-PACK-80121B). The Contractor shall provide read/write access to SPI. Data is critical to populate the Government technical data file, both JEDMICS and ACMS, and all data submitted shall be contractor validated and 95% accurate. Submittal errors shall be reworked within 15 days after rejection by the Government.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 52 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

DI-PACK-80121B, Special Packaging Instructions and CDRL A00P

C.15.6.3 EXCLUDED Items. Excluded items are those items with packaging data already in the TACOM Packaging File “PACQ”, FEDLOG, FLIS, and those assigned a contractor and Government Entity Code (CAGE) of: 1T416, 21450, 80204, 96906, 10060, 24617, 80205, 99237, 80244, 81343, 81346, 81348, 81349, 81352, 88044. Also EXCLUDED are items for not mission capable supply, depot operational consumption and not-for-stock supply.

C.16 TOTAL PACKAGE FIELDING REQUIREMENTS.

C.16.1 Technical Support. The Contractor shall provide technically qualified personnel (Contractor Technical Assistance/Field Service Representative) to provide support to the Total Packaging Fielding team (defined as representatives of the Government) during the handoff to the U.S. Army and Marine Corps receiving units.

C.16.2 Total Package Fielding/Handoff. The Contractor shall provide TPF and handoff, accomplishing deprocessing of the end item and its components; conduct a joint unit inventory; perform handoff of equipment; and prepare and complete the shortage list, joint inventory form and the quality deficiency reports (QDR), SF 368. Completed documentation shall be given to the Government representative.

C.16.2.3 Deprocessing. The Contractor shall perform on-site preparation of equipment prior to fielding or hand-off, including complete operator and maintainer preventive maintenance checks & services (PMCS). Upon completion of deprocessing, the equipment shall be 100% fully mission capable.

C.16.2.4 Shortage List. The Contractor shall prepare a shortage list (DA Fm 2062) of all missing items with a description of the item, nomenclature, NSN, part number, quantity and date of availability. This list shall be attached to the joint inventory.

C.16.2.5 Joint Unit Inventory Form. The Government will provide the Contractor with the joint inventory form (DA Form 5684-R) for their completion. The Contractor, along with the gaining representative, shall conduct a joint inventory of all components and major items. The Contractor shall prepare and sign the joint inventory form.

C.17 LOGISTICS SUPPORT TESTING

C.17.1 Logistics Demonstration (LD) Plan. The Government and Contractor shall develop a LD plan. The LD Plan shall contain the Government and Contractor plans and procedures for demonstrating the logistic supportability of the system. The plan shall contain a statement of demonstration objectives and the qualitative and quantitative requirements to be demonstrated. The contents of the plan shall contain a description of the demonstration conditions. The following areas shall be addressed:

a.	A listing of tasks to be demonstrated.

b.	Demonstration conditions including the following:

(1) The principal operating modes, operating time and cycling conditions to be imposed.

(2) A description of the demonstration facilities and instrumentation requirements, including location.

(3) The mode of operation during the demonstration considering configuration and mission requirements.

(4) Demonstration constraints such as manpower (by number and skill level), test equipment and their relationship to the eventual use of the items.

c.	The types and quantities of equipment and materials to be used including government furnished equipment.

d.	The maintenance concept (both Army and Marine Corps).

e.	Provisions for a pre-demonstration phase to prepare facilities, personnel and equipment for the formal demonstration.

f.	Expected results, including the following:

(1) The method to be used to report test levels.

(2) The data expected from each test along with the recording methodology and definition of provisioning data elements to be collected.

(3) Analytical methods and calculation procedures to be used to analyze demonstration data.

(4) The criteria for classifying demonstration results as successes or failures. Definition of failure must relate to expected symptoms, which will be observed by operators and maintenance personnel.

g.	The plan of action to be used when demonstration failures occur.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 53 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

h.	The participating agencies including:

(1) Organization.

(2) Degree of participation by each in terms of managerial, technical, maintenance and operating personnel.

(3) Assignment of specific responsibilities.

(4) Qualifications, quantity, sources, training and indoctrination requirements needed for the personnel participating in the LD.

C.17.1.1 Logistics Demonstration. The Government shall conduct a Logistics Demonstration (LD) concurrently with the Technical Manual Validation/Verification (TM Val/Ver). Total duration of the Government LD is 60 days. A LD is a nondestructive disassembly and reassembly of the TWPS. System peculiar TMDE and support equipment, as well as the system support package, are also tested to determine their logistic status. The LD will include performance of all the operational tasks and scheduled maintenance tasks required for the TWPS.

C.17.1.2 The Contractor shall supply all technical manuals end expendable and durable items required to perform the LD tasks. The Contractor shall provide technical and engineering support, as required to assist the Government in the performance of the LD/TM verification effort. The Contractor shall provide the facilities to support the LD. These facilities shall include an operations site, a shop area equipped with lifting equipment and all the tools and diagnostic equipment required to perform all operations and maintenance tasks.

C.17.1.3 Objectives. The LD is purely a logistics test performed to evaluate:

a. The achievement of maintainability goals.

b. The adequacy and suitability of tools, test equipment and technical publications.

c. Maintenance instructions and personnel skill requirements.

d. The selection and allocation of repair parts, other equipment, and tasks to appropriate maintenance levels; and the adequacy of maintenance time standards.

C.18 CONTRACTOR SUPPORT OF GOVERNMENT TESTING

C.18.1 Production Verification Test. The Government will conduct a Production Verification Test (PVT), at Aberdeen Proving Grounds, Aberdeen, MD and Camp Lejeune, NC/Ft story (to be determined), on two (2) A-TWPS, and one (1) MC-TWPS produced with production tooling. One set of MC modules will also be required for the MC-TWPS. Total duration of Government PVT will be approximately 180 days of which approximately 30 days will be at Camp Lejeune, NC. The Government will conduct the PVT in accordance with a Government Test Plan. The purpose of the PVT is to ensure that the TWPS system conforms to the requirements specified in Section 3 of the PD 2219.

C.18.1.2 (A00Q) Technical Support during PVT. The Contractor shall provide one on-site technical representative for the duration of PVT. In addition, the Contractor shall supply any spare parts or consumable items that are required during PVT that were not included in the System Support Package. During the PVT, the Government test agency shall write Test Incident Reports (TIRs). Each TIR will be “scored” per the Failure Definition/Scoring Criteria contained in Attachment 17, (See Section J, Attachment 17- Failure Definition Scoring Criteria). The contractor shall respond to each TIR assigned to them with a Failure Analysis and Corrective Action Report (FACAR) in accordance with Attachment 18 (See Section J, Attachment 18 Failure Analysis and Corrective Action Report). A FACAR shall be submitted within the time limits listed below. Submittal requirements are based on the TIR release dates. The Government before implementation will approve corrective actions. The Failure Analysis and Corrective Action Report shall be formatted and delivered in accordance with:

Incident Classification/FACAR Submitted Within

Critical-Interim, within 24 hours of incident, Final report within 7 days

Major-Interim, within 3 days of incident, Final report within 15 days

Minor-Interim/Final within 30 calendar days, only if requested by Government

Information-Within 30 calendar days, only if requested by Government

DI-RELI-81315(T), Failure Analysis and Corrective Action Report and CDRL A00Q

C.18.1.3 Non-Conformance at PVT. In the event the TWPS fails to meet requirements as described in the PD 2219, the Contractor shall submit plans for the corrective action or disposition to the Government for approval. Minor failures may be corrected during the testing, with Government approval.

C.18.2 Initial Operational Test and Evaluation (IOT&E). The Government will conduct Initial Operational Test and Evaluation (IOT&E), for the two (2) Army units at Aberdeen Proving Grounds, Aberdeen, MD and/or Camp LeJeuene, NC (to be determined). The IOT&E on one (1) Marine Corps unit and MC modules will be conducted at Camp Lejeune, NC. Total duration of Government IOT&E will be approximately 75 days. The Government will conduct IOT&E in accordance with the Government Test Plan. The purpose of the IOT&E is to determine operational suitability and effectiveness.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 54 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

C.18.3 (A00R)) System Support Package Components List (SSPCL). The Contractor shall develop and deliver a System support Package Component Listing (SSPCL) for the LD, PVT and IOT&E. The SSPCL shall identify all spare and repair parts requirements to support each Government test. The SSP shall contain all items, to include sufficient quantities of consumable supplies, required to support the TWPS for the duration of the PVT (approximately 2500 operational hours) and IOT&E (approximately 1200 operational hours). The SSPCL shall be delivered in accordance with DI-ILSS-80532. The SSPCL shall be formatted and delivered in accordance with:

DI-ILSS-80532, System Support Package Components List and CDRL A00R

C.18.3.1 System Support Package (SSP). The Contractor shall deliver a SSP for the LD, PVT and IOT&E in accordance with the SSPCL. The Contractor shall deliver the SSP with an inventory list to the government test site 20 days prior to the start of each Government test. At a minimum, the SSP should include, but is not limited to, repair parts, special tools, BII, expendable items, TMDE and draft equipment publications and items from approved SSPCL. The Contractor will provide any additional parts required to support test (either parts not included in the SSP or parts included in insufficient quantity) within 48 hours of Contractor notification by the Government at no additional cost to the Government. If any re-testing is necessary, the Contractor shall provide the necessary SSP items to support the retest.

C.19 MANUFACTURING STANDARD.

C.19.1 The LD unit shall remain at the manufacturing facility as the manufacturing standard. The Contractor shall maintain the unit in a serviceable condition for the time it is used as the manufacturing standard. Upon contract completion, the LD unit shall be the last item shipped on the contract. Any configuration change approved by the Contractor and/or Government shall be incorporated into the manufacturing standard unit at no additional cost to the Government within 30 days. During performance of this contract, the Government reserves the right to select another production-representative unit to remain at the Contractor’s facility as the manufacturing standard.

C.20 PRODUCT ASSURANCE REQUIREMENTS

C.20.1 The Contractor shall implement and maintain a product assurance program that ensures compliance to the contract requirements.

C.20.2 (A00S, A00T) The Contractor shall develop and implement a quality acceptance, inspection and test (AI&T) plan for the TWPS production, test, and refurbishment units to include all models. This acceptance inspection and test (AT&T) plan shall demonstrate the adequacy and suitability of the Contractor’s production processes and procedures for achieving the performance inherent in the product baseline. This acceptance inspection and test (AI&T) plan with sign off sheets (check-lists) shall be submitted to the Government for approval prior to any acceptance of the TWPS system either for testing or production by Government QAR inspectors. The Contractor shall conduct testing which will ensure the manufacturing processes, equipment and procedures are effective, in accordance with ATPD 2219, paragraph 4.1.4 (AI&T) with a Government QAR present. Simulator plugs used during the AI&T shall be packed with the TWPS and be retained by the receiving unit. Evidence of any failure during the acceptance inspection and test (AI&T) requirements in ATPD 2219, paragraph 4.1.4 shall constitute rejection of the unit by the Government QAR. The AI&T shall be formatted and delivered in accordance with:

DI-NDTI-80603, Test Procedure (AI&T) and CDRL A00S

DI-NDTI-80809B, Test/Inspection Report (AI&T) and CDRL A00T

C.21 GOVERNMENT FURNISHED PROPERTY

C.21.1 GOVERNMENT MATERIAL. The Government will furnish to the Contractor the items identified in Section J, Exhibit A, Government Furnished Material and/or Property or Equipment. The Contractor, upon receipt of Government owned assets, will perform an inventory (with DCM oversight/guidance) and inspection within ten working days. The inspection shall determine, as a minimum, if the items are in adequate condition and suitable for intended use. The Contractor shall provide notification of receipt to the Government in Contractor format. As a guide the Contractor may follow the requirements of DI-MGMT-60369B.

C.21.2 (A00U) Upon discovery of defective GFM the Contractor shall document the results of the inspection and shall furnish a Quality Deficiency Report Standard Form 36 (QDR). The report shall, at a minimum, include a description of the deficiency and/or defect, quantity of GFM affected, recommended disposition or cost to repair the item. The Quality Deficiency Report shall be formatted and delivered in accordance with:

DI-QCIC-80736 Quality Deficiency Report and CDRL A00U

C.21.3 Handling, storage and accountability of GFM shall be in accordance with the Contractor’s Quality Program.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 55 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

C.22 TRAINING REQUIREMENTS

C.22.1 General. The Contractor shall develop training material (courseware) to cover operator and maintenance tasks for the TWPS. The Contractor shall be responsible for initial training and all courseware to support it. Training and courseware shall be on the operation, maintenance, and repair of all components and ancillary equipment (if any) unique to the TWPS. Initial training shall be conducted at Government facilities. Trainees may either be Government personnel or Government support contractors. The training shall include any necessary equipment to support operation, PMCS, and operator and unit maintenance of the TWPS. Instruction shall consist of approximately 40% classroom and 60% practical exercise, and teach operation, setup and disassembly, preventive maintenance checks and service (PMCS), inspection, testing, troubleshooting, and safety procedures. Initial training shall be conducted to support the Government testing (Production Verification Test and Initial Operational Test and Evaluation). No separate training is required to support the Logistics Demonstration. Army and US Marine Corps will use the same lesson guides for PVT and IOT&E. Separate guides will be developed for I&KPT and NET for Army and Marine Corps use.

C.22.2 Production Verification Test (PVT) Training. Training to support the PVT shall consist of an operator course and maintainer course. The Contractor shall conduct PVT training for a maximum of 30 students at Aberdeen, MD. The Government reserves the right to have additional participants present during conduct of course. These courses shall be targeted to the personnel who will operate and maintain the system. The PVT courses shall be taught by the Contractor utilizing draft courseware. The operator course shall not be more than 80 hours in length, the maintainer course shall be combined with or overlap the operator course and not be more than 80 hours in length. Total time of the PVT training shall not exceed 120 hours.

C.22.2.1 The Contractor shall deliver three TWPS and the associated support equipment to include technical manuals, all lesson materials, training literature, training aids, special tools & test equipment, and all tools necessary to disassemble and assemble, to the training site not later than 7 days prior to the training.

C.22.3 Initial Operational Test and Evaluation Training. Training to support the Initial Operational Test and Evaluation (IOT&E) shall consist of an operator course and maintainer course. The Contractor shall conduct IOT&E training for a maximum of 30 students at Aberdeen, MD. The Government reserves the right to have additional participants present during conduct of course. These courses shall be targeted to the personnel who will operate and maintain the system. The IOT&E courses shall be taught by the Contractor utilizing draft courseware. The operator course shall not be more than 80 hours in length; the maintainer course shall be combined with or overlap the operator course and not be more than 80 hours in length. Total time of the IOT&E training shall not exceed 120 hours.

C.22.3.1 The Contractor shall deliver six (3 each PVT plus 3 each for IOT&E) TWPS and the associated support equipment to include draft technical manuals, all lesson materials, training literature, training aids, special tools & test equipment, and all tools necessary to disassemble and assemble, to the training site not later than 7 days prior to the training.

C.22.4 Instructor and Key Personnel Training (I&KP). The Contractor shall provide I&KP training and shall utilize draft courseware. I&KP training shall consist of courses for operators and maintainers. The Contractor shall conduct a total of 3 classes consisting of one class for Army operators, one class for Army maintainers, and one class for Marine Corps operator/maintainers for a maximum of 30 students. The Government-reserves the right to have additional participants present during conduct of course. Army training will be conducted at Ft. Lee, VA; Marine training will be conducted at Camp Lejeune, NC. Each course shall not exceed 80 hours. These courses shall be targeted to instructor and key personnel who will operate and maintain the system. Following completion of I&KP training, approved Government comments received from attendees shall be incorporated into the courseware to yield a final product. The Contractor shall maximize the use of distance learning to reduce platform instruction through videotape, Internet web based, computer based, CDROM, and interactive CDROM training programs.

C.23 TRAINING MATERIALS

C.23.1 The Contractor shall deliver the associated support equipment to include Government approved technical manuals, all lesson materials, training literature, training aids, special tools & test equipment, and all tools necessary to disassemble and assemble, to the training sites not later than 7 days prior to the training.

C.23.2 (A00V) Training Course Outline. The Contractor shall deliver a training course outline in accordance with DI-ILSS 80872 (T). The outline is a schedule of events and includes a breakdown of individual topics showing the time allotted, materials required (TV, VCR, etc.), facility requirements, reference materials, type of instruction (practical exercise, lecture, demonstration, video, etc) and tools required for each topic. Commercial format is acceptable; a sample outline will be provided to the contractor at the start of work meeting. (See Section J, Attachment 19 Data Item Description (DID): New Equipment Training). The Training Course Outline shall be formatted and delivered in accordance with:

DI-ILSS-80872(T), Training Course Outline and CDRL A00V

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 56 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

C.23.3 (A00W, A00X, A00Y, A00Z, A010, A011) Training Materials. The Contractor shall deliver an Instructor Guide and a Student Training Guide. Training Materials shall contain equipment and component description, functional data, training handbooks that include, by sub-component for TWPS operation, setup and disassembly, inspection, testing, troubleshooting, and safety procedures. Army and Marine guides will have branch specific information included about the TWPS. (See Section J, Attachment 19 Data Item Description (DID): New Equipment Training). All training materials shall be formatted and delivered in accordance with:

DI-ILSS-80872(T), Instructor Lesson Guides: Marine Operators/Maintainers and CDRL A00W

DI-ILSS-80872(T), Student Lesson Guides: Marine Operators/Maintainers and CDRL A00X

DI-ILSS-80872(T), Instructor Lesson Guides: Army Operators and CDRL A00Y

DI-ILSS-80872(T), Student Lesson Guides: Army Operators and CDRL A00Z

DI-ILSS-80872(T), Instructor Lesson Guides: Army Maintainers and CDRL A010

DI-ILSS-80872(T), Student Lesson Guides: Army Maintainers and CDRL A011

C.23.4 (A012) Training Course Completion Report. The Contractor shall deliver a Training Course Completion Report. The Contractor shall data fax or e-mail to the Government a list of students in attendance on the first day of training. The Government will send completed Certificates of Training to the instructor after the Government receives the list of students in attendance, to be presented at the end of the class. The Contractor may also provide corporate certificates if desired. The Government will provide the contractor with course critiques that the Contractor shall administer to each student at the end of each class conducted. For each class the Government will provide a student attendance list, to be administered by the instructor. The Contractor shall submit the critiques and completed student attendance list NLT 10 days after completion of each class. (See Section J, Attachment 19 Data Item Description (DID): New Equipment Training). Training Course Completion Report shall be formatted and delivered in accordance with:

DI-ILSS-80872(T), Training Course Completion Report and CDRL A012

C.23.5 (A013/A017) Visual Aids. The Contractor shall provide visual aids, such as slides and transparencies converted to a PowerPoint presentation, to be used by the instructor in the conduct of classes. They shall enhance the learning process and be in accordance with Government approved production standards. (See Section J, Attachment 19 (Data Item Description (DID): New Equipment Training)). Visual Aids shell be formatted and delivered in accordance with:

DI-ILSS-80872(T), Instructional Visual Aids and CDRL A013/A017

C.24 NEW EQUIPMENT TRAINING - OPTION.

C.24.1 The Government may require the Contractor to conduct New Equipment Training (NET) to take place at Government sites at the using units’ locations. Trainees may either be Government personnel or Government support contractors. Course requirements and course content shall utilize Government approved training materials. The Government will provide the Contractor 60 days notification to prepare for NET. Location and number of courses will be defined upon exercise of option/delivery order.

C.25 CONTRACTOR TECHNICAL ASSISTANCE/FIELD SERVICE REPRESENTATIVE REQUIREMENTS (CTA/FSS) - OPTION

C.25.1. The Contractor shall provide up to 625 man-days of Contractor Technical Assistance/Field Service Representative and shall be paid based on a man-day basis. Travel expenses will be paid on cost reimbursable basis. Clin will be established at time of option.

C.25.1.2. The Contractor shall provide a man-day of service rate per job classification, per ordering period for contractor technical assistance/field service representative. The man-day rate will be in support of Total Package Fielding (see paragraph C.16) or other technical assistance that may be requested. The Contractor shall provide qualified contractor Technical Assistance/Field Service Representative(s) (FSR) who shall advise/make recommendations to orient and instruct key Government personnel regarding operations, maintenance, repair, and supply of contractor parts for the TWPS, including all components.

C.25.1.3. The PCO shall designate the times and locations of the service to be performed by work directive, but will not supervise or otherwise direct activities. Within a half working day of notification, if possible, the Contractor shall notify the TACOM Contract Specialist of the transportation costs (best commercially available round trip airfare, if air transportation is necessary, and hours of travel required to and from the site) to be included in the order.

C.25.1.4 The Contractor will obtain specific requirements, if any, for access to Government facilities 30 days prior to each fielding. If a security clearance is needed at the site where the FSR will perform his services, the Contractor shall be responsible for insuring all coordination is made with the appropriate personnel. The Contractor may be required to provide personal vital statistics related to the FSR, including documentary evidence, such as a birth certificate and such other evidence to affect a security clearance. It is recommended though not a contract requirement, that the Contractor initiate clearances for potential CTAs/FSRs following award.

C.25.1.5 Upon completion of an assignment, the FSR shall submit to the TACOM Contract Specialist a letter or report, in contractor format, which synopsizes his assignment.

C.25.2 Man-day of Service

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 57 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

C. 25.2.1. The FSR shall work no more than eight (8) hours per day, excluding travel time, unless authorized by the PCO. A man-day of service includes any period during which the FSR is delayed or prevented from performing any task only if the delay or non-performance is solely the fault of the Government.

C. 25.2.2 Travel time for initial travel from the Contractor’s facility to the work site, for travel between work sites, and for travel back to the contractor’s facility will be considered as part of a man-day of service and may exceed the eight hour man-day work day.

C.25.2.3. The man-day rate is exclusive of subsistence, lodging, and incidental expense incurred by the FSR while performing the services. The Government will pay these expenses to the extent of the per diem rate listed in the Joint Travel Regulation for the job site, with the exception that the Government will pay the FSR 75% of the listed meals and incidental expense rate for the first and last travel days.

C.25.2.4 The man-day rate of service is exclusive of all transportation costs, which includes airfare and local rental car in and around the job site. The Government will pay the contractor Government auto rental rates for the site of the service and will pay for the best commercially available airfare, if air transportation is necessary, during performance of services under orders issued in accordance with this scope of work.

C.25.2.5. Man days. The man-day of service includes all Government delays, travel time (all-inclusive), and report preparation completed at the duty location. In addition to payment for actual days worked, the Government will pay for official U.S. holidays if it is necessary for the representative to be present on those days to complete the technical assistance assignment that would be normal workday (s) at the FSR’s facility. When the FSR is on site on a Saturday or Sunday but is not working, the Government will pay only the per diem and local transportation costs. The granting at vacation time off, holidays other than official US holidays, sick and emergency leave is solely the responsibility of the Contractor and shall not be paid for by the Government under terms of this contract. It is immaterial whether the same representative completes an assignment, but the Government will not pay additional travel costs or time if the Contractor decides to rotate personnel during the course of an assignment, unless authorized by the PCO.

C.26 TEST UNIT REFURBISHMENT-COST REIMBURSEMENT

C.26.1 Following completion of the Logistics Demonstration, the PVT and the IOT&E, the Government in conjunction with the Contractor, shall examine the test units to determine if they are feasible to refurbish the test units. The Contractor shall submit a cost proposal for refurbishment cost by unit. Final decision of refurbishment shall remain solely with the Government. Should the Government direct refurbishment of any or all units, the Contractor shall refurbish the units to the current (all approved corrective actions and engineering changes) production baseline. Refurbishment shall be completed within 90 days of Government notice. Thirty days following completion at each unit, the contractor shall submit a proposal for equitable adjustment. All refurbishment costs will include transportation costs from the test site to the contractor’s facility.

C.26.2 The effort shall include but is not limited to the Contractor:

a.	Replacing all oils and lubricants

b.	Replacing all filters

c.	Repainting the exterior of the units

C.26.3 If additional GFM (generator and manuals) is required, the Government will provide it.

C.26.4 Following refurbishment the Contractor shall present the units to the Government for acceptance.

C.26.5 All effort under this paragraph shall be paid under a cost reimbursement CLIN of the contract.

C.27 RETROFIT OF UNITS BUILT PRIOR TO FAT APPROVAL.

The Contractor shall at no additional cost to the Government retrofit all units built prior to FAT approval to the current production baseline. FAT units are excluded from this provision.

*** END OF NARRATIVE C 001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 58 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION D - PACKAGING AND MARKING

For Local Clauses See: http://acquisition.army.mil

	Regulatory Cite	Title	Date
D-l	52.247-4016 (TACOM)	HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS	SEP/2001

All non-manufactured coniferous wood used in packaging, packing, palletization/unitization, skids, or internal blocking/bracing shall be constructed from Heat Treated (HT) [so that the core temperature of each piece of treated wood will reach 56 degrees Centigrade for 30 minutes (56/30)] material and certified by an accredited agency recognized by the American Lumber Standards Committee (ALSC) in accordance with Non-manufactured Wood Packing Policy and Non-manufactured Wood Packing Enforcement Regulations both dated May 30, 2001. The quality mark shall be placed on both ends of the outer packaging (between the end cleats or battens if applicable). Quality marks for pallets shall be placed on two opposite end posts. Quality mark for wood unitization components shall be placed on two opposite sides. Since Non-Manufactured Wood Packing (NMWP) made entirely of hardwoods are exempt from the EU emergency measure, no marking of this material is required. The National Wooden Pallet and Container Association (NWPCA), the largest organization of wooden packaging professionals in North America, is developing an optional mark for “hardwood only” NMWP. When a mixture of coniferous and non-coniferous wood packing is used in a box or pallet, the complete assembly shall be heat treated.

[End of Clause]

D-2 MARKING REQUIREMENTS FOR EXPORT SHIPMENT         52.247-4004                     JAN 1991

Notwithstanding other requirements in this contract with respect to marking of shipments, all shipments moving through air or water terminals to destinations outside this U.S.A. will be marked in accordance with the requirements of DOD 4500.32-R, Military Standard Transportation and Movement Procedures (MILSTAMP), and MIL-STD-129. Military Standard Marking for Shipment and Storage. The Contractor agrees to use Government-supplied DD Forms 1387 (Military Shipment Labels) or DD Forms 1387-1 (Military Shipping Tags) for such shipments, as appropriate per the guidance in MIL-STD-129, and agrees to comply with shipping and marking instructions issued by the Administrative Contracting Officer (ACO). The proper marking of export shipments as discussed herein must be accomplished in conjunction with the requirements of FAR 52.247-52, CLEARANCE AND DOCUMENTATION REQUIREMENTS—SHIPMENTS TO DOD AIR OR WATER TERMINAL TRANSPORTATION POINTS, which is referenced in Section F of this contract.

D-3 THROUGH D-4 RESERVED

D.5 MARKING-CONUS.

Marking shall be in accordance with MIL-STD- 129N for all shipments entering the military distribution system. Bar coding in accordance with AIM BC 1 is required as specified in MIL-STD-129N for all stock entering the military distribution system.

D.6 GENERAL REQUIREMENTS:

D.6.1. All items shall be clean and dry, and preserved in accordance with preservation requirements developed under Section C of the contract and approved by the Government.

D.6.2 The TWPS and modules shall be prepared for shipment sufficient to protect the item IAW either short-term or long term transport or controlled humidity storage requirements developed in section C of this contract and the instructions contained in the deliver order.

D.7 SPARE AND/OR REPAIR PARTS.

If the Government agrees to acquire spare parts, each secondary item entering the military distribution system for store, stock and issue shall be preserved in accordance with MIL-STD-2073-1D. minimal packing IAW procedures developed and approved under section C of this contract.

D.8 AUTHORIZED STOCKAGE LEVEL.

If Authorized Stockage Level (ASL) items are acquired under this contract, the ASL shall be packed for storage for not less than 180 days. ASL parts shall be marked as such so they can be kept segregated from normal stock. As a minimum the parts shall be marked

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 59 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

identifying it as ASL stock (ASL for TWPS), part number, cage and nomenclature. Include a packaging list in each ASL shipping container. There are currently no ASL requirements under this contract.

D.9 SOFTWARE AND/OR TECHNICAL DATA.

If software and/or technical data developed under this contract is delivered in hard copy, it shall arrival at destination without any damage. Software and technical data shall be marked with name and address of consignee and consignor and shall include the contract number.

*** END OF NARRATIVE D 001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 60 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION E - INSPECTION AND ACCEPTANCE

For Local Clauses See: http://acquisition.army.mil

	Regulatory Cite	Title	Date
E-l	52.246-2	INSPECTION OF SUPPLIES—FIXED-PRICE	AUG/1996
E-2	52.246-4	INSPECTION OF SERVICES – FIXED-PRICE	AUG/1996
E-3	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-4	52.209-4	FIRST ARTICLE APPROVAL—GOVERNMENT TESTING [ALTERNATE I (JAN 1997) AND ALTERNATE II (SEP 1989)]	SEP/1989

(a) The Contractor shall deliver 7 first article units of Contract Line Item (CLIN) 0001AA the Logistics Demonstration unit 0001AB, 0002AA and 0003AA within (refer to Section F-18) calendar days from the date of this contract, or if the DESIRED DELIVERY SCHEDULE clause is in Section F, as specified in the clause, or otherwise proposed by the contractor and accepted by the Government, at the following addresses:

6 Units (4 each A-TWPS, 2 each MC-TWPS) and 2 each sets of MC-MODULES) shall be shipped to:

Transportation Officer

Aberdeen Proving Ground

Building 3556 (ATTN: ATC, N. Castaldo)

Aberdeen Proving Ground, MD 21005-5059

1 unit (Logistics Demonstration unit) shall stay at the contractor’s facility:

SFA Inc.

20 S. Wisner Street

Frederick, MD 21701-0000

for first article tests. The shipping documentation shall contain this contract number and the Lot/Number identification. The characteristics that the first article must meet are specified elsewhere in this contract.

(b) Within 810 calendar days after contract award, the Contracting officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c) If the first article is disapproved, the Contractor, upon Government request, shall submit an additional first article for testing. After each request, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall furnish any additional first article to the Government under the terms and conditions and within the time specified by the Government. The Government shall act on this first article within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d) If the contractor fails to deliver any first article on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the DEFAULT clause of this contract.

(e) Unless otherwise provided in the contract, the contractor—

(1) May deliver the approved first article as a part of the contract quantity, provided it meets all contract requirements for acceptance and was not consumed or destroyed in testing; and

(2) Shall remove and dispose at any first article from the Government test facility at the Contractor’s expense.

(f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting officer shall, upon timely written request from the Contractor, equitably adjust under the CHANGES clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

(g) The Contractor is responsible for providing operating and maintenance instructions, spare parts support, and repair of the first article during any first article test.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 61 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(h) Before first article approval, the Contracting Officer may, by written authorization, authorize the Contractor to acquire specific materials or components or to commence production to the extent essential to meet the delivery schedules. Until first article approval is granted, only costs for the first article and costs incurred under this authorization are allocable to this contract for (1) progress payments, or (2) termination settlements if the contract is terminated for the convenience of the Government. If first article tests reveal deviations from contract requirements, the Contractor shall, at the location designated by the Government, make the required changes or replace all items produced under this contract at no change in the contract price.

(i) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the Offeror/Contractor and have been accepted by the Government. The Offeror/Contractor may request a waiver.

(j) The Contractor shall produce both the first article and the production quantity at the same facility.

[End of Clause]

TACOM ADDENDUM:

For purposes of this contract, interpret Paragraph (h) above to mean that the PCO hereby authorizes you to purchase all material and components necessary to produce the production quantity.

[End of Addendum]

E-5	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	FEB/1999

The Contractor shall comply with the higher-level quality standard selected below.

ISO 9001

[End of Clause]

E-6	52.209-4000 (TACOM)	NOTICE REGARDING FIRST ARTICLE TEST SAMPLE	MAR/2000

(a) The approved first article items, as described elsewhere in this contract, consist of a quantity of zero that will be consumed or destroyed in testing. Any items consumed or destroyed in testing shall not be delivered as part of the contractually required quantity as set forth in the schedule. The cost of any items that are consumed or destroyed shall be included in the overall offer or contract price. One of the seven (7) first articles that successfully passes all specified tests, less the destructive tests, if any. I shall serve as a manufacturing standard for the remainder of the contract.

(b) A manufacturing standard is an item which conforms to all technical performance requirements. A manufacturing standard will serve as 1) an aid in identifying configuration changes not controlled by the contractual design. 2) as an aid in identifying any process changes, or 3) as the approved workmanship sample, when required, unless alternate samples are submitted for specific characteristics by the Contractor and approved by the Government.

(c) The manufacturing standard will only be used to supplement contractual acceptance/rejection criteria for those process characteristics that require approved workmanship samples. For other characteristics, if configuration or process changes are identified in production units, the contractor will notify the contracting officer for disposition. Manufacturing items that serve as a manufacturing standard may be delivered as part of the contractual quantity with the last shipment made under this contract provided they meet all contractual requirements existing at time of delivery.

[End of Clause]

E-7	52.209-4012 (TACOM)	NOTICE REGARDING FIRST ARTICLE	APR/2000

(a) Notwithstanding the provisions for waiver of first article, an additional first article sample (or portion thereof) may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of one year, or (iii) whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 62 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(b) When any of the conditions above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample (or portion thereof), and instructions can be provided concerning the submission, inspection, and notification of results.

(c) Costs of any additional testing and inspection resulting from conditions specified above shall be borne by the Contractor, unless the change was directed by the Government. Further, any production delays caused by additional testing and inspection will not be the basis for an excusable delay as defined in the default clause of this contract. Such delays shall not form the basis for adjustment in contract price or delivery schedule.

[End of Clause]

E-8	52.211-4029 (TACOM)	INTERCHANGEABILITY OF COMPONENTS	MAY/1994

(a) DESIGN CHANGES TO ITEMS NOT UNDER GOV’T DESIGN CONTROL. Once the Government accepts the first production test item, or accepts the first end item you deliver, (whichever comes first) you must not make design changes to any item or part that is not under Government design control.

(b) WHEN THE POLICY CAN BE WAIVED. The Procuring Contracting Officer (PCO) will consider waiving this policy at your request. If your request reaches the CO after the first production item test has been performed, then we may conduct another first production test at your expense.

(c) PRODUCTION OR DELIVERY DELAYS. Any production or delivery delays caused by this retesting will not be the basis for:

(1) an “excusable delay” as defined in the DEFAULT clause of this contract.

(2) be the basis for an increase in contract price or delivery schedule extension.

[End of Clause]

E-9	52.246-4025 (TACOM)	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT — TACOM QUALITY SYSTEM REQUIREMENT	OCT/1997

(a) As the contractor, you shall implement and maintain a quality system that ensures the functional and physical conformity of all products or services you furnish under this contract. Your quality system shall achieve (i) defect prevention and (ii) process control, providing adequate quality controls throughout all areas of contract performance.

(b) Your quality system may be based on (i) international quality standards such as the ISO 9000 series, or (ii) military, or (iii) commercial, or (iv) national quality standards. You represent that your performance under this contract will be in accordance with your quality system, which is in compliance with:

[xx]	ISO 9001

[ ]	ISO 9002

[ ]	QS 9000

[ ]	ANSI/ASQ Q9001

[ ]	ANSI/ASQ Q9002

[ ]	Other, specifically

(Note: if you check the “Other” block because you intend to use an in-house quality system, or one based on a commercial, national, or international system net identified above, then in addition to identifying your proposed system in the space above, to the right of the word “Other,” you must attach a description of this system to your offer in response to the solicitation, so that we can assess its suitability. If you receive a contract award, your proposed system will be required by the contract.)

(c) Certification of compliance or registration of the quality system you identify above, by an independent standards organization or auditor, does not need to be furnished to us under this contract. However, you may attach a copy of such certification with your offer in response to the solicitation, as proof of system compliance.

(d) At any point during contract performance, we have the right to review your quality system to assess its effectiveness in meeting contractual requirements.

[End of Clause]

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 63 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

E-10	52.246-4028	INSPECTION POINT: ORIGIN	FEB/1994
(TACOM)

We will inspect the supplies as described elsewhere in this solicitation/contract before acceptance. Fill in the location, contractor’s or subcontractor’s plant, where origin inspection will occur.

CONTRACTOR’S PLANT:	SFA INC.
20 S. Wisner Street
Frederick, Maryland 21701-0000

[End of Clause]

E-11	52.246-4029	ACCEPTANCE POINT: ORIGIN	FEB/1998
(TACOM)

We will accept these supplies at the address or addresses designated in the Section E clause entitled INSPECTION POINT. When F.O.B. is designation and once we accept title to the supplies, we’ll allow payment as long as you supply the proper evidence of shipment with the invoice. (See the Section F clause, FAR 52.247-4B - F.O.B. DESTINATION - EVIDENCE OF SHIPMENT and the Section E clause, FAR 52.246-16 - RESPONSIBILITY FOR SUPPLIES.).

[End of Clause]

E-12	52.246-4048	DRAWINGS FOR INSPECTION	NOV/1982
(TACOM)

The Contractor shall make available to the Government Inspector, at the time of production inspection, legible drawings and printed specifications to which the product was manufactured. These drawings and specifications shall be annotated as to the latest revision incorporated therein. Upon completion of product inspection and acceptance by the Government Inspector, all drawings and specifications will be returned to the Contractor.

[End of Clause]

E-13. UNIT STORAGE/SHIPMENT PRIOR TO FAT

E.13.1 The Government may elect to issue delivery orders that have units delivered prior to First Article approval. Authorization has been granted under this contract for the Contractor to receive progress payments against other than the FAT units. Additionally, the contract requires that the Contractor retrofit any units ordered prior to FAT approval, excluding the test units, to the approved configuration.

E.13.2 The Contractor shall store such units at their facility at no additional cost to the Government until 30 days following notification to the PCO and ACO that the Contractor has upgraded the units to the current configuration including any issues that may have arisen out of FAT.

E.14 CONDITIONAL ACCEPTANCE

E.14.1 prior to successful completion of FAT, any units accepted by the Government shall be as a conditional acceptance. The Contractor may with conditional acceptance bill for up to 95% of the per unit CLIN amount. Following successfully passing FAT and having retrofit any units produces prior to FAT approval the Contractor may submit the units for final approval. Retrofit effort, in any, is to be completed within 60 days of FAT notification.

E.14.2 If the Government desires to ship units prior to FAT approval the Contractor shall still be responsible for upgrade of the units to the configuration approved to at time of FAT approval. The Government, however, shall be responsible for any ground transportation, travel, per diem and parts shipping costs associated with the Contractor upgrading the units in the field.

E-15. FOB POINTS

E-15.1 HARDWARE. The FOB point for all TWPS delivered under this contract is FOB origin, with the exception of the FAT units and MC Modules.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 64 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

E-15.2 FIRST ARTICLE TEST UNITS. The FAT units shall be delivered FOB destination. The Contractor shall ship FAT units to the initial test locations, addresses are identified in paragraph E-4. If FAT units are transported from one location to another during testing (i.e. from APG to Camp Lejeune, NC) the Government will assume all transportation costs. Upon test completion the Contractor shall transport all FAT units back to its facility for refurbishment.

E-15.3 DATA. The FOB point for all data delivered under this contract is destination.

E-16. INSPECTION RECORDS

Inspection records of the examination and tests (either in-process or of the end items) performed by the Contractor shall be kept complete and available to the Government for a period of three years following completion of this contract.

E-17. INSPECTION NOTIFICATION.

The contractor shall provide advance notification to the cognizant DCM office at a minimum of seven (7) working days prior to submission of a unit for inspection.

E-18 REPORT OF UNIQUE MANUFACTURER’S PART NUMBER DESIGNATION

When the Government quality assurance inspector conducts acceptance testing on the supplies finished under this contract he shall determine whether there is any reference number or part number stamped on or permanently affixed to the items. If there is such a number, and it does not match the MSN or military part number set forth in Section B herein, a report shall be furnished to: Commander, US Army Tank-Automotive and Armaments Command, ATTN: AMSTA-IN4-JA, Warren, MI 48397-5000 in all cases where the material passes inspection and is accepted by the Government. The report shall have the following format:

On (Date)                     , supplies furnished under contract DAAE07                  for NSN                      were inspected or permanently labeled with part number                      which is used: (Check one)

☐	as a part number for the company’s commercial sales; or

☐	as a reference number for purposes of internal identification or stock control

*** END OF NARRATIVE E 002 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 65 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION F - DELIVERIES OR PERFORMANCE

For Local Clauses See: http://acquisition.army.mil

	Regulatory Cite	Title	Date
F-l	52.242-15	STOP-WORK ORDER	AUG/1989
F-2	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-3	52.247-29	F.O.B. ORIGIN	JUN/1988
F-4	52.247-34	F.O.B. DESTINATION	NOV/1991
F-5	52.247-46	F.O.B. DESTINATION—EVIDENCE OF SHIPMENT (DEVIATION)	FEB/1999
F-6	52.247-52	CLEARANCE AND DOCUMENTATION REQUIREMENTS—SHIPMENTS TO DOD AIR OR WATER TERMINAL TRANSSHIPMENT POINTS	APP/1984
F-7	52.247-55	F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED PROPERTY	APR/1984
F-8	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS	APR/1984
F-9	52.247-59	F.O.B. ORIGIN—CARLOAD AND TRUCKLOAD SHIPMENTS	APR/1984
F-10	52.242-4457	DELIVERY SCHEDULE FOR DELIVERY ORDERS	MAR/2000
(TACOM)

(a) Unless we specify a different delivery schedule in an individual delivery order, the following delivery schedule applies to delivery orders under this contract:

(1) Start deliveries 180 days after the delivery order award date; continue delivering every thirty days, if necessary, until all items are delivered.

(i) You’ll deliver a minimum of 2 units every 30 days for the LRIP quantities as well as for the production quantities

(ii) You can deliver more than the minimum number of units every thirty days only when authorized by the PCO.

(2) Delivery is defined as follows:

(i) FOB Origin - Contractor is required to deliver its shipment as provided in FAR 52.247-29 (a) (1) - (4) by the time specified in the individual delivery order.

(ii) FOB Destination - Contractor is required to deliver its shipment as provided in FAR 52.247-34 (a) (1) - (2) by the time specified in the individual delivery order. The contractor must take into consideration the length of time necessary to deliver its shipment to the destination designated in the delivery order, to ensure that the item reaches its destination by the time reflected in the delivery order.

(3) Proposing an accelerated delivery schedule will not prejudice your offer. However, if you propose a delivery schedule longer than the schedule listed above, your offer may be determined unacceptable for award.

(b) CONTRACTOR’S PROPOSED SCHEDULE:

(1) I WILL START DELIVERIES 180 DAYS AFTER THE AWARD DATE; OR, IF APPLICABLE, N/A DAYS AFTER AWARD IF FIRST ARTICLE TEST IS WAIVED. DELIVERIES ON SUBSEQUENT DELIVERY ORDERS WILL START 180 DAYS AFTER DELIVERY ORDER AWARD DATE.

(2) I WILL DELIVER A QUANTITY OF SIX (6) TO EIGHT (8) UNITS EVERY 30 DAYS, BUT I HAVE THE CAPABILITY TO DELIVER UP TO A MAXIMUM OF FOURTEEN (14) UNITS EVERY MONTH. IF THE GOVERNMENT CHOOSES TO DELIVER MORE THAN EIGHT UNITS PER MONTH, DELIVERIES SHALL BE INCREASED AT AN INCREMENTAL RATE OF NO MORE THAN TWO ADDITIONAL UNITS PER MONTH, UP TO 14. AS EXAMPLE:

MONTH 1	8 UNITS
MONTH 2	10 UNITS
MONTH 3	12 UNITS
MONTH 4	14 UNITS
MONTH 5	14 UNITS

(3) The first Delivery Order for full scale production issued by the Government will adhere to the delivery requirements stated above in F-10 (b) (2) with the understanding that the initial deliveries will ramp up in accordance with the following schedule:

180 days	2 units
210 days	3 units
240 days	4 units
270 days	6 units

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 66 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

300 days	6 units
330 days	6-8 units

ATTENTION:  IF YOU DO NOT INSERT A MAXIMUM QUANTITY ABOVE, YOU MAY BE REQUIRED TO DELIVER UP TO A MAXIMUM QUANTITY OF 20 EVERY 30 DAYS.

[End of Clause]

F-11	52.211-16	VARIATION IN QUANTITY	APR/1984

(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b)	The permissible variation shall be limited to:

ZERO percent increase; and

ZERO percent decrease.

(c)	This increase or decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.

[End of Clause]

F-12	52.247-65	F.O.B.	ORIGIN — PREPAID FREIGHT — SMALL PACKAGE SHIPMENTS	JAN/1991

(a) When authorized by the Contracting Officer, f.o.b. origin freight shipments which do not have a security classification shall move on prepaid commercial bills of lading or other shipping documents to domestic destinations, including air and water terminals. Weight of individual shipments shall be governed by carrier restrictions but shall not exceed 150 pounds by any form of commercial air or 1,000 pounds by other commercial carriers. The Government will reimburse the Contractor for reasonable freight charges.

(b) The Contractor shall annotate the commercial bill of lading as required by the clause of this contract entitled Commercial Bill of Lading Notations.

(c) The Contractor shall consolidate prepaid shipments in accordance with procedures established by the cognizant transportation office. The Contractor is authorized to combine Government prepaid shipments with the Contractor’s commercial shipments for delivery to one or more consignees and the Government will reimburse its pro rata share of the total freight costs. The Contractor shall provide a copy of the commercial bill of lading promptly to each consignee. Quantities shall not be divided into mailable lots for the purpose of avoiding movement by other modes of transportation.

(d) Transportation charges will be billed as a separate item on the invoice for each shipment made. A copy of the pertinent bill of lading, shipment receipt, or freight bill shall accompany the invoice unless otherwise specified in the contract.

(e) Loss and damage claims will be processed by the Government.

[End of Clause]

F-13	52.247-4005	SHIPMENT OF SUPPLIES AND DETENTION OF CARRIERS EQUIPMENT	OCT/1994
(TACOM)

(a)	Unless otherwise directed, shipment items under this contract in following order of priority:

(1)	Government Bill(s) of Lading or US Postal Services;

(2)	Commercial Bill(s) of Lading converted to Government Bill(s) of Lading at destination:

(3)	Prepaid Commercial Bill(s) of Lading with transportation charges entered as a separate item on the invoice; or

(4)	As otherwise instructed when the contract prohibits use of Government funds for transportation costs.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 67 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(b)	The Contractor will request:

(1) Government Bills of Lading and

(2) Routing and other instructions, including MILSTAMP (Military standard Transportation and Movement Procedure), as to the methods of shipment to be followed by the Contractor, or

(3) Authorization to ship Commercial Bills of Lading to be converted to Government Bills of Lading at destination from the transportation office, administering DCMC, ten days before the material is ready for shipment. The Contractor must prepare and address the forms as directed by the Administrative Contracting Officer (ACO) or

(c) The Contractor and subcontractor(s) must allow prompt and convenient access of carrier’s equipment to loading docks or platforms where the contract items supplies will be loaded. Any charges for detention of carrier’s equipment shall be for the account of the contractor, except when the detention is required or caused by the Government.

[End of Clause]

F-14	52.247-4017	DEPOT ADDRESS FOR THE APPLICABLE MODE OF SHIPMENTS: IN-THE-CLEAR	JAN/2001
	(TACOM)	ADDRESSES

Rail/ Motor SPLC*	MILSTRIP Address Code	Rail Ship To:	Motor Ship To:	Parcel Post Mail To:

206721/ 209405	W25G1U	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA	Transportation Officer Defense Dist Depot Susquehanna New Cumberland, PA 17070-5001

B75670/ B75675	W62G2T	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation Officer XU Def Dist Depot San Joaquin 25600 S Chrisman Rd Rec Whse 10 Tracy, Ca 95376-5000	Transportation Officer Dist Depot San Joaquin P O Box 96001 Stockton, CA 95296-0130

471995/ 471996	W31G1Z	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot, Bynum, AL	Transportation Officer Anniston Army Depot, Anniston, AL 36201-5021

209741/ 209770	W25G1R	Transportation Officer Letterkenny Army Depot, Culbertson, PA	Transportation Officer Letterkenny Army Depot, Chambersburg, PA	Transportation Officer Letterkenny Army Depot, Chambersburg, PA 17201-4150

661136/ 661157	W45G19	Transportation Officer Red River Army Depot, Defense, TX	Transportation Officer Red River Army Depot, Texarkana, TX	Transportation Officer Red River Army Depot, Texarkana, TX 75507-5000

764538/ 764535	W67G23	Transportation Officer Tooele Army Depot, Warner, UT	Transportation Officer Tooele Army Depot, Tooele, UT	Transportation Officer Tooele Army Depot, Tooele, UT 84074-5003

***	SPLC indicates Standard Point Locator Code.

NOTE: The following is applicable only when so specified in an individual order or delivery increment:

This requirement is a depot replenishment buy, a portion of which is or may be required to fill Direct Support System (DSS) requisitions shipment shall be made, as specified, to one or more of:

New Cumberland Army Depot

Red River Army Depot

Sharpe Army Depot

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 68 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

prior to shipments to any other depots as may be designated. When more than one depot is designated for DSS shipments, priority shipments will be made equally to each of the designated destinations.

[End of Clause]

F.15 RESERVED

F.16 MATERIAL IMPORTANCE OF DATA.

F.16.1 The Contractor shall deliver the data requirements identified in The Contract Data Requirements List (CDRL) within the schedule specified. If the Contractor is delinquent in data deliveries, the Contracting Officer will have the option of refusing to inspect and accept any TWPS, at no increase in contract price, until the Contractor has delivered and the Government has approved data. If inspection and acceptance are delayed due to deficient and/or late-delivered data, the Contractor shall store all produced TWPS, at no cost to the Government, for an amount of time equal to the length of the delay. The Contractor shall maintain all systems while stored. to include, as a minimum, replacing any shelf-life items that expire.

F-17 VERIFICATION OF DESTINATIONS.

The Contractor will verify destinations set forth in this contract at time Government Bills of Lading or Commercial Bills of Lading are requested, or at the time that Commercial Bills of Lading are issued. Verification will be requested through the Administrative Contracting Officer (ACO) to TACOM, attention the buyer of record for this contract.

F-18 FIRST ARTICLE TEST (FAT) DELIVERY SCHEDULE

CLIN 0001AA, Logistics Demonstration (LD) unit (1 each) delivery: 270 days after award

CLIN 0001AB, Army PVT unit (2 each) delivery: 380 days after award

CLIN 0001AB, Army IOT&E unit (2 each) delivery: 450 days after award

CLIN 0002AA, Marine Corps (MC) PVT unit (1 each) delivery: 380 days after award

CLIN 0002AA, Marine Corps (MC) IOT&E unit (1 each) delivery: 450 days after award

CLIN 0003AA, Marine Corps (MC) Modules (1 set) for PVT unit delivery: 380 days after award

CLIN 0003AA, Marine Corps (MC) Modules (1 set) for IOT&E unit delivery: 450 days after award

*** END OF NARRATIVE F 001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 69 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION G - CONTRACT ADMINISTRATION DATA

For Local Clauses See: http://acquisition.army.mil

	Regulatory Cite	Title	Date

G-l	52.209-4009 (TACOM)	AMOUNT AVAILABLE FOR PROGRESS PAYMENTS BEFORE FIRST ARTICLE APPROVAL	SEP/1987

Until the Government issues final approval of the results of first article testing, as required elsewhere in this contract, the total cost pool against which progress payments may be calculated and invoiced shall consist of the amount, if any, indicated for 7 first articles in CLINs 0001AA, 0001AB, 0002AA and also CLINs 0001AC, 0002AB, 0002AC, 0002AD, 0003AA, 0004AA, 0005AA, 0005AB, and CDRLs A002, A009, A00B, A00W, A00X. A00Y, A00Z, A010, A011, A013, A014, A0l5, A016 and A017.

[End of Clause]

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 70 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

For Local Clauses See: http://acquisition.army.mil

	Regulatory Site	Title	Date

H-l	52.232-16	PROGRESS PAYMENTS (ALTERNATE I dated Mar 2000)	MAR/2000

H-2	252.203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991

H-3	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991

H-4	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991

H-5	252.211-7000	ACQUISITION STREAMLINING	DEC/1991

H-6	252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS	APR/1993

H-7	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	MAR/1998

H-8	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	DEC/1991

H-9	252.225-7009	DUTY-FREE-ENTRY—QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND COMPONENTS)	AUG/2000

H-10	252.225-7010	DUTY-FREE ENTRY—ADDITIONAL PROVISIONS	AUG/2000

H-1l	252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY	JAN/1997

H-12	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999

H-13	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991

H-14	252.232-7004	DOD PROGRESS PAYMENT RATES	OCT/2001

H-15	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	DEC/1991

H-16	252.246-7001	WARRANTY OF DATA	DEC/1991

H-17	52.216-18	ORDERING	OCT/1995

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of contract award through the last ordering period.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered issued when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

[End of Clause]

H-18	52.216-19	ORDER LIMITATIONS	OCT/1995

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than one, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor—

(1) Any order for a single item in excess of 120.

(2) Any order for a combination of items in excess of 120.

(3) A series of orders together from the same or different ordering office that call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the REQUIREMENTS clause at subsection 52.216-21 of the Federal Acquisition Regulation (FARI), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b) , unless that order (or orders) is returned to the ordering office within 30 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

[End of Clause]

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 71 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

H-19	52.216-21	REQUIREMENTS	OCT/1995

(a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government’s requirements do not result in orders in the quantities described as estimated or maximum in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the ORDERING clause. Subject to any limitations in the ORDER LIMITATIONS clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the ORDERING clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(c) Except as this contract otherwise provides, the Government shall order from the Contractor all the supplies or services specified in the Schedule that are required to be purchased by the Government activity or activities specified in the Schedule.

(d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

(e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

(f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and the Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after the last ordering period.

(End of Clause)

H-20	252.225-7043	ANTITERRORISM/FORCE PROTECTION FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES	JUN/1998

(a) Except as provided in paragraph (b) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall-

(1) Affiliate with the Overseas Security Advisory Council; if the Contractor or subcontractor is a U.S. entity;

(2) Ensure that Contractor and subcontractor personnel who are U.S. nationals and are in-country on a non-transitory basis, register with the U.S. Embassy, and that Contractor and subcontractor personnel who are third country nationals comply with any security related requirements of the Embassy of their nationality;

(3) Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel outside the United States; and

(4) Obtain and comply with the most current antiterrorism/force protection guidance for contractor and subcontractor personnel.

(b) The requirements of this clause do not apply to any subcontractor that is-

(1) A foreign government;

(2) A representative of a foreign government; or

(3) A foreign corporation wholly owned by a foreign government.

(c) Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from (Contracting Officer to insert applicable information cited in 225.7401).

(End of Clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 72 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

H-21	52.204-4005	REQUIRED USE OF ELECTRONIC COMMERCE	MAY/2000
(TACOM)

(a) All contract awards, modifications and delivery orders issued by TACOM will be issued electronically. The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange (EDI). Many provisions/clauses that appear “by reference”, meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/

(b) In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR). The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr2000.com. (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 828 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)

(c) Worldwide Web Distribution. The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail. If you choose the WWW option, you must download the file from the appropriate TACOM webpage:

Warren: http://contracting.tacom.army.mil/awards_official.htm

Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm

Picatinny: http://procnet.pica.army.mil/Contracts/Index.htm

Red River Army Depot: http://www.redriver.army.mil/contracting/Awards

Anniston Army Depot: http://www.anadprocnet.army.mil

(d) Electronic Data Interchange. If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET). Federal Standard Version 3050 of Standard X12 from the American National Standards Institute (ANSI) will be used as the format for these electronic transactions.

(1) You must complete the EDI 838 Trading Partner Profile, and must agree (i) to subcontract with a DoD certified VAN or Value Added Service (VAS) provider, or (ii) to become DoD certified as a Value Added Network (VAN). The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled “Optional”.

(2) You must select a VAN from the official DoD approved list. DoD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm. If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DoD approved list. You must maintain an active account on a DoD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.

(e) Additional information can be obtained by sending a message to: acqcenweb@tacom.army.mil or by calling (810) 574-7059.

[End of clause]

H-22	52.216-4008	STATUS OF FUNDS ON COST REIMBURSEMENT CONTRACTS/CLINS	JUN/1989
(TACOM)

(a) The Contractor shall review the funding as it relates to work performed on the cost-reimbursement Contract Line Item Numbers (CLINs) under this contract and shall provide to the Procuring Contracting Officer (PCO) a written determination of what, if any, funds are excess to requirements (leaving a reasonable amount for final overhead rate negotiations and other reasonably predicted requirements) and are available for deobligation. This review shall be coordinated with the Administrative Contracting Officer (ACO), and the written determination shall be accomplished within 120 days of completion of performance under the CLIN. The report shall be prepared in terms of dollars available per Purchase Request Order Number (PRON), unless requested otherwise by the PCO.

(b) This report may be requested in writing by the PCO on additional occasions during the course of performance of work on cost-reimbursable CLINs contained in this contract. On such occasions, the written report shall be provided to the PCO within 14 days of Contractor receipt of the written request.

(End of Clause)

H-23 Through H-24 Reserved

H-25 WARRANTY CLAUSE

STANDARD COMMERCIAL WARRANTY. The Contractor shall provide the standard commercial warranty covering workmanship, materials, design, and essential performance characteristics on the TWPS. Unless further specified by the Contractor, and agreed to by the Government, the warranty period shall be 12 months commencing the date of Government acceptance of the system. Acceptance for purpose of this contract shall be date of DD FM 250 signature. The commercial warranty shall include any flow down subcontractor/vendor warranty and extensions that may apply.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 73 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

H-26 REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR

The Representations, Certifications and Other Statements of Offeror (Section K). submitted in response to solicitation DALE07-01-R-T036 is incorporated into this contract by references. A copy of the Section K is in the possession of both parties.

H-27 NOTIFICATION OF INCONSISTENCIES

Should the Contractor discover or suspect any inconsistencies among contract provisions, requirements, specifications, and/or documents, he shall immediately notify the Procuring Contracting Officer in writing.

H-28 GOVERNMENT RIGHT TO FURNISH PROPERTY, MATERIAL and/or EQUIPMENT.

The Government shall furnish in a timely manner the items listed in section J, Exhibit A of this contract to support the build of TWPS units. The Government reserves the right to bulk deliver these items to the Contractor. In addition to the items listed in Exhibit A, the Government reserves the right to furnish the Contractor other items or to increase the quantities specified in the Exhibit. The Contractor shall promptly take such action as the Contracting Officer may direct with respect to such additional property, material or equipment. In the event the Government exercises its right under this paragraph, the parties will agree to equitably adjust the contract price and/or delivery schedule or performance dates in accordance with the procedures provided for in the “changes” clause of this contract. The Contractor shall submit either a proposal for equitable adjustment or rationale for no equitable adjustment within thirty (30) days following the Contracting Officer’s notice of change. Failure to agree to an equitable adjustment shall be a dispute concerning a question of fact within the meaning of the “Disputes” clause. All items furnished pursuant to this paragraph shall be subject to the provisions of the “Government Property” clause of the contract.

H-29 CONTRACTOR RESPONSIBILITY FOR AR 700-142 MATERIEL RELEASE COMPLIANCE

H-29.1 Contractors need to be aware that TACOM must meet the requirements of AR 700-142 and obtain formal “Materiel Release” prior to introducing a new item for use by active Army units, and that the end item required hereunder qualifies as a “new item”. In addition to the actual test items provided by contractors to demonstrate operational performance, there are significant information requirements as called out in this contract that are needed to support the AR 700-142 Materiel Release. Contractors should familiarize themselves with the relationship between the information requirements of the contract and the requirements for a materiel release. A significant, critical part of the support of the materiel release is based on data and information provided under this contract.

H-29.2 Contractors play a crucial role in a successful materiel release by providing accurate and timely data and information allowing TACOM to prepare a materiel release package that will satisfy the detailed requirement of AR 700-142. The Government has allowed sufficient time in the contract delivery schedule for the preparation and acceptance of the data and documents required to obtain a full materiel release prior to fielding of the equipment.

H-29.3 Failure to provide accurate and timely data as required by the contract causes the Army significant harm, both operationally and financially. Failure to provide the needed capability damages the Army’s ability to perform its mission, and causes financial loss because of disrupted training schedules and storage costs due to inability to field.

H-29.4 The contractor is hereby advised that failure to provide timely, and accurate information and hardware as required by the contract which is necessary for the materiel release process may be cause for refusal of acceptance of hardware end items required hereunder. The Government will assume no liability for any costs associated with such refusal. Acceptance of hardware end items may not proceed until the contractor complies with all data requirements under the contract necessary to complete a full AR 700-142 Materiel Release. Furthermore, any contractually authorized or other delay in delivery of data and information will be accompanied by a corresponding delay, at the Government’s option, in delivery of hardware items, such that the interval between the delivery of data and information and the hardware end item is maintained as originally written.

H-29.5 Finally, failure to deliver information and data as required hereunder will trigger withholding under the “Limitation on Withholding of Payment’s” clause (FAR 32.232-9) in the amount of $ 5,000 for each deliverable not accepted per the contract.

H-30 ORDERING PERIOD

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 74 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

H-30.1 For purpose of this contract the ordering period/program year/option period/contract year are set forth below.

Year	One	- Day of contract award through 31 January 2003
Year	Two	- 1	Feb 2003	- 31	Jan 2004
Year	Three	- 1	Feb 2004	- 31	Jan 2005
Year	Four	- 1	Feb 2005	- 31	Jan 2006
Year	Five	- 1	Feb 2006	- 31	Jan 2007
Year	Six	- 1	Feb 2007	- 31	Jan 2008

H-31 ORDERING PRICE

The price applicable to an individual order is the price for the contract year in which the order is issued or H.30. The delivery date does not determine the contract price.

H-32 AUTHORIZED DEVIATIONS IN CLAUSES

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DOD FAR. Supplement (DFARS) (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

H.33 OPTION - ARMY - NEW EQUIPMENT TRAINING (NET) CLASSES.

H.33.1 The Government shall have the unilateral right to acquire up to 200 each New Equipment Training Classes for the Army as indicated in B.5.2 of this contract at the prices set forth in section B. The Government may exercise this option by giving the Contractor written notice. The Government’s unilateral right to exercise this option shall commence 360 days after contract award and it shall expire 31 Jan 2008. This option may be exercised in one or more increments, for a total of up to 200 classes for conducting an 80-hour class & associated material. Training date and location will be provided by the Government at the time (s) the option is exercised, and not less than 60 days prior to the start of class.

H.33.2 Should the Government exercise the option, the Contractor shall conduct the training course for personnel scheduled by the Government at fielding locations in accordance with provisions stated in Section C-24.

H.33.3 All classes must occur no later than 31 Jan 2008.

H.34 OPTION - USMC - NEW EQUIPMENT TRAINING (NET) CLASSES.

H.34.1 The Government shall have the unilateral right to acquire up to 200 each New Equipment Training Classes for the Marine Corps as indicated in B.5.3 of this contract at the prices set forth in section B. The Government may exercise this option by giving the Contractor written notice. The Government’s unilateral right to exercise this option shall commence 360 days after contract award and it shall expire 31 Jan 2008. This option may be exercised in one or more increments, for a total of up to 200 classes for conducting an ao-hour class & associated material. Training date and location will be provided by the Government at the time(s) the option is exercised, and not less than 60 days prior to the start of class.

H.34.2 Should the Government exercise the option, the Contractor shall conduct the training course for personnel scheduled by the Government at fielding locations in accordance with provisions stated in Section C-24 .

H-34.3 All classes must occur no later than 31 Jan 2006.

H-35 OPTION - FIELD SERVICE REPRESENTATIVE

The Government shall have the unilateral right to acquire up to 625 man-days of Field Service Representatives as indicated in 3.6 of this contract, at the price(s) set forth in Section B. The Government may exercise all or any portion of this option by giving the Contractor written notice. The Government’s unilateral right to exercise the option shall commence 270 days after award of this contract and shall expire 31 Jan 2003. If this option is exercised, the Contractor shall comply with the terms of paragraph C.24 of this contract.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 75 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

H. 36 ESTIMATED QUANTITY AND DOLLAR VALUE OF CONTRACT

For informational purposes only, the Government estimates procuring 420 units at an estimated cost of $185,911,496.00 See Clause H-19, FAR 52.216-21 that defines Requirements contracts.

*** END OF NARRATIVE H 001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 76 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION I - CONTRACT CLAUSES

For Local Clauses See: http://acquisition.army.mil

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://farsite.hill.af.mil/

[End of Clause]

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	MAY/2001
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	JUL/1995
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RESCISSION AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	JUN/1997
I-9	52.204-4	PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-10	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	JUL/1995
I-11	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-12	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-13	52.215-2	AUDIT AND RECORDS—NEGOTIATIONS	JUN/1999
I-14	52.215-8	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT	OCT/1997
I-15	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-16	52.215-12	SUBCONTRACTOR COST OR PRICING DATA*	OCT/1997
I-17	52.215-14	INTEGRITY OF UNIT PRICES (ALTERNATE I, (OCT 1997))	OCT/1997
I-18	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	DEC/1998
I-19	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	OCT/1997
I-20	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997
I-21	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	OCT/2000
I-22	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-23	52.222-19	CHILD LABOR—COOPERATION WITH AUTHORITIES AND REMEDIES	FEB/2001
I-24	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-25	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-26	52.222-26	EQUAL OPPORTUNITY	FEB/1999
I-27	52.222-29	NOTIFICATION OF VISA DENIAL	FEB/1999
I-28	52.222-35	AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA	DEC/2001
I-29	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-30	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	DEC/2001
I-31	52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA	JAN/1997
I-32	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	APR/1998
I-33	52.223-6	DRUG FREE WORKPLACE	MAY/2001
I-34	52.225-8	DUTY-FREE ENTRY	FEB/2000
I-35	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUL/2000
I-36	52.227-1	AUTHORIZATION AND CONSENT	JUL/1995
I-37	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	AUG/1996
I-38	52.229-4	FEDERAL, STATE, AND LOCAL TAXES (NONCOMPETITIVE CONTRACT)	JAN/1991
I-39	52.229-5	TAXES—CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO	APR/1984
I-40	52.229-6	TAXES—FOREIGN FIXED-PRICE CONTRACTS	JAN/1991
I-41	52.232-1	PAYMENTS	APR/1964
I-42	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	MAY/1997
I-43	52.232-9	LIMITATION ON WITHHOLDING OF PAYMENTS	APR/1984
I-44	52.232-11	EXTRAS	APR/1984
I-45	52.232-17	INTEREST	JUN/1996
I-46	52.232-23	ASSIGNMENT OF CLAIMS	JAN/1986
I-47	52.232-25	PROMPT PAYMENT	MAY/2001

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 77 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

	Regulatory Cite	Title	Date
I-48	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION	MAY/1999
I-49	52.233-1	DISPUTES	DEC/1998
I-50	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-51	52.242-4	CERTIFICATION OF INDIRECT COSTS	JAN/1997
I-52	52.242-10	F.O.B. ORIGIN—GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE	APR/1984
I-53	52.242-12	REPORT OF SHIPMENT (REPSHIP)	JUL/1995
I-54	52.242-13	BANKRUPTCY	JUL/1995
I-55	52.243-1	CHANGES—FIXED-PRICE	AUG/1987
I-56	52.243-2	CHANGES—COST-REIMBURSEMENT (ALTERNATE I (APR 1984))	AUG/1987
I-57	52.243-7	NOTIFICATION OF CHANGES	APR/1984
I-58	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-59	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (Alternate I dated April 1984)	DEC/1989
I-60	52.245-18	SPECIAL TEST EQUIPMENT	FEB/1993
I-6l	52.245-19	GOVERNMENT PROPERTY FURNISHED AS-IS	APR/1984
I-62	52.246-24	LIMITATION OF LIABILITY—HIGH-VALUE ITEMS	FEB/1997
I-63	52.247-1	COMMERCIAL BILL OF LADING NOTATIONS the notation set forth in paragraph (a) of the clause applies in this contract. The agency name in line one of the notation shall read: US ARMY TANK-AUTOMOTIVE & ARMAMENTS COMMAND	APR/1984
I-64	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JAN/1997
I-65	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	SEP/1996
I-66	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-67	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-68	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE CONTRACT-RELATED FELONIES	MAR/1999
I-69	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-70	252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY	NOV/1995
I-71	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim rule, Federal Register 27 Mar 98	MAR/1998
I-72	252.211-7005	SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS	AUG/2000
I-73	252.215-7000	PRICING ADJUSTMENTS	DEC/1991
I-74	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	OCT/1998
I-75	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
I-76	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	AUG/2000
I-77	252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS	FEB/1997
I-78	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	DEC/2000
I-79	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	JUN/1997
I-80	252.225-7026	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	JUN/2000
I-81	252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL	JUN/1992
I-82	252.225-7041	CORRESPONDENCE IN ENGLISH	JUN/1997
I-83	252.225-7042	AUTHORIZATION TO PERFORM	JUN/1997
I-84	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	JUN/1995
I-85	252.227-7015	TECHNICAL DATA - COMMERCIAL ITEMS	NOV/1995
I-86	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995
I-87	252.227-7017	IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE RESTRICTIONS	JUN/1995
I-88	252.242-7000	POSTAWARD CONFERENCE	DEC/1991
I-89	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/INSTRUCTIONS	DEC/1991
I-90	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-91	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DoD CONTRACTS)	MAR/2000
1-92	252.245-7001	REPORTS OF GOVERNMENT PROPERTY	MAY/1994
1-93	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS… (ALTERNATE III (OCT 1997))	OCT/1997

(a)	Exceptions from cost or pricing data.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 78 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.403-4 on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable—

(i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii) Information on modifications of contracts of subcontracts for commercial items.

(A)	If—

(1)	the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and

(2)	the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the accquisition of an item other than a commercial item.

(B)	For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include—

(1)	For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price or recent sales in quantities similar to the proposed quantities.

(2)	For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

(3)	For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(4)	The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor’s determination of the prices to be offered in the catalog or marketplace.

(b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

(1) The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.

(2) As soon as practicable after agreement on price, but before contract award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

(c) Submit the cost portion of the proposal via the following electronic media: Compatible with Excel for DOS or Windows 95, version 5.0.

[End of Clause]

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 79 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

I-94	52.208-2	JEWEL BEARINGS AND RELATED ITEMS CERTIFICATE	APR/1984

(a)	This is to certify that—

(1) Jewel bearings and/or related items, as defined in the REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS clause. (check one)

( ) will be incorporated into one or more items covered by this offer;

(xx) will not be incorporated into any item covered by this offer;

(2) Any jewel bearings required (or an equal quantity of the same type, size, and tolerances) will he ordered from the William Langer Plant, Rolla, North Dakota 58367, as provided in the REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS clause; and

(3) Any related items required (or an equal quantity of the same type, size, and tolerances) will be acquired from domestic manufacturers, including the Plant, if the items can be obtained from those sources.

(b) Attached to this certificate are estimates of the quantity, type, and size (including tolerances) of the jewel bearings and related items required, and identification of the components, subassemblies, or parts that require jewel bearings or related items.

DATE OF EXECUTION:

SOLICITATION NUMBER:

NAME:

TITLE:

FIRM:

ADDRESS:

(End of provision)

I-95	52.223-11	OZONE-DEPLETING SUBSTANCES	MAY/2001

(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as—

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including but not limited to, hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j(b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

WARNING:	Contains (or manufactured with, if applicable) * , a substance (s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

*	The Contractor shall insert the name of the substance(s).

(End of Clause)

I-96	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	DEC/2001

(a) Definitions. As used in this clause––

(1) “Commercial item,” as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

(2) “Subcontract,” as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 80 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(c)

(1) The contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15U.S.C. 637(d)(2) and (3)), in all subcontracts that offer subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($l,000,000 for contruction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (FEB 1999) (E.O. 11246);

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and other Eligible Veterans (Dec 2001) (38 U.S.C. 4212 (a));

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793);

(v) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (JUN 2000) (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimum number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

[End of Clause]

I-97	52.245-17	SPECIAL TOOLING (91-DEV-44)	DEC/1989

(a) Definition. Special tooling means jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment and manufacturing aids, all components of these items, and replacement of these items that are of such a specialized nature that without substantial modification or alteration their use is limited to the development or production of particular supplies or parts thereof or performing particular services. It does not include material, special test equipment, facilities (except foundations and similar improvements necessary for installing special tooling), general or special machine tools, or similar capital items. Special tooling, for the purpose of this clause, does not include any item acquired by the Contractor before the effective date of this contract, or replacement of such items, whether or not altered or adapted for use in performing this contract, or items specifically excluded by the Schedule of this contract.

(b) Use of special tooling. The Contractor agrees to use the special tooling only in performing this contract or as otherwise approved by the Contracting Officer.

(c) Initial list of special tooling. If the contracting Officer so requests, the Contractor shall furnish the Government an initial list of all special tooling acquired or manufactured by the Contractor for performing this contract (but see paragraph (d) for tooling that has become obsolete). The list shall specify the nomenclature, tool number, related product part number (or service performed), and unit or group cost of the special tooling. The list shall be furnished within 60 days after delivery of the first production end item under this contract unless a later date is prescribed.

(d) Changes in design. Changes in the design or specifications of the end items being produced under this contract may affect the interchangeability of end item parts. In such an event, unless otherwise agreed to by the Contracting Officer, the Contractor shall notify the Contracting Officer of any part not interchangeable with a new or superseding part. Pending disposition instructions, such usable tooling shall be retained and maintained by the Contractor.

(e) Contractor’s offer to retain special tooling. The Contractor may indicate a desire to retain certain items of special tooling at the time it furnishes a list or notification pursuant to paragraphs (c), (d), or (h) of this clause. The Contractor shall furnish a written offer designating those items that it wishes to retain by specifically listing the items or by listing the particular products, parts, or services for which the items were used or designed. The offer shall be made on one of the following bases:

(1) An amount shall be offered for retention of the items free of any Government interest. This amount should ordinarily not be less than the current fair value of the items, considering, among other things, the value of the items to the Contractor for use in future work.

(2) Retention may be requested for a limited period of time and under terms as may be agreed to by the Government and the Contractor. This temporary retention is subject to final disposition pursuant to paragraph (i) of this clause.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 81 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(f) Property control records. The Contractor shall maintain adequate property control records of all special tooling in accordance with its normal industrial practice. The records shall be made available for Government inspection at all reasonable times. To the extent practicable, the Contractor shall identify all special tooling subject to this clause with an appropriate stamp, tag, or other mark.

(g) Maintenance. The Contractor shall take all reasonable steps necessary to maintain the identity and existing condition of usable items of special tooling from the date such items are no longer needed by the Contractor until final disposition under paragraph (i) of this clause. These maintenance requirements do not apply to those items designated by the Contracting Officer for disposal as scrap or identified as of no further interest to the Government under subparagraph (i) (4) of this clause. The Contractor is not required, to keep unneeded items of special tooling in place.

(h) Final list of special tooling. When all or a substantial part at the work under this contract is completed or terminated, the Contractor shall furnish the Contracting officer a final list of special tooling with the same information as required for the initial list under paragraph (c) of this clause. The final list shall include all items not previously reported under paragraph (c). The Contracting Officer may provide a written waiver of this requirement or grant an extension. The requirement may be extended until the completion of this contract together with the completion of other contracts and subcontracts authorizing the use of the special tooling under paragraph (b) of this clause. Special tooling that has become obsolete as a result of changes in design or specification need not be reported except as provided for in paragraph (d).

(i) Disposition instructions. The Contracting Officer shall provide the Contractor with disposition instructions for special tooling identified in a list or notice submitted under paragraphs (c), (d), or (h) of this clause. The instructions shall be provided within 90 days of receipt of the list or notice, unless the period is extended by mutual agreement. The Contracting Officer may direct disposition by any of the methods listed in subparagraphs (1) through (4) of this paragraph, or a combination of such methods. Any failure of the Contracting Officer to provide specific instructions within the 90-day period shall be construed as direction under subparagraph (i)(3).

(1) The Contracting Officer shall give the contractor a list specifying the products, parts, or services for which the Government may require special tooling and request the Contractor to transfer title (to the extent not previously transferred under any other clause of this contract) and deliver to the Government all usable items of special tooling that were designed for or used in the production or performance of such products, parts, or services and that were on hand when such production or performance ceased.

(2) The Contracting Officer may accept or reject any offer made by the Contractor under paragraph (e) of this clause to retain items of special tooling or may request further negotiation of the offer. The Contractor agrees to enter into the negotiations in good faith. The net proceeds from the Contracting Officer’s acceptance of the Contractor’s retention offer shall either be deducted from amounts due the Contractor under this contract or shall be otherwise paid to the Government as directed by the Contracting Officer.

(3) The Contracting Officer may direct the Contractor to sell, or dispose of as scrap, for the account of the Government, any special tooling reported by the Contractor under this clause. The net proceeds of all sales shall either be deducted from amounts due the Contractor under this contract or shall be otherwise paid to the Government as directed by the Contracting Officer. To the extent that the Contractor incurs any costs occasioned by compliance with such directions, for which it is not otherwise compensated, the contract price shall be equitably adjusted in accordance with the Changes clause of this contract.

(4) The Contracting Officer may furnish the Contractor with a statement disclaiming further Government interest or rights in any of the special tooling listed.

(j) Storage or shipment. The Contractor shall promptly transfer to the Government title to the special tooling specified by the Contracting Officer and arrange for either the shipment or the storage of such tooling in accordance with the final disposition instructions in subparagraph (i)(1) of this clause. Tooling to be shipped shall be properly packaged, packed, and marked in accordance with the directions of the Contracting Officer. Tooling to be stored shall be stored pursuant to a storage agreement between the Government and the Contractor, and as directed by the Contracting Officer. Tooling shipped or stored shall be accompanied by operation sheets or other appropriate data necessary to show the manufacturing operations or processes for which the items were used or designed. To the extent that the Contractor incurs costs for authorized storage or shipment under this paragraph and not otherwise compensated for, the contract price shall be equitably adjusted in accordance with the Changes clause of this contract.

(k) Subcontract provisions. In order to perform this contract, the Contractor may place subcontracts (including purchase orders) involving the use of special tooling. If the full cost of the tooling is charged to those subcontracts, the Contractor agrees to include in the subcontracts appropriate provisions to obtain Government rights comparable to the rights of the Government under this clause (unless the Contractor and the Contracting Officer agree that such rights are not of substantial interest to the Government). The Contractor agrees to exercise such rights for the benefit of the Government as directed by the Contracting officer.

[End of Clause]

I-98	252.204-7004	REQUIRED CENTRAL CONTRACTOR REGISTRATION	MAR/2000

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 82 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(a) Definitions. As used in this clause—

(1) Central Contractor Registration (CCR) database means the primary DoD repository for contractor information required for the conduct of business with DoD.

(2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

(3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

(4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b)

(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

(2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(3) Lack of registration in the CCR database will make an offeror ineligible for award.

(4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d) Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http://www.ccr.gov.

[End of Clause]

I-99	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	NOV/1995

(a) Definitions. As used in this clause—

(1) Components means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

(2) Department of Defense (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3) Foreign flag vessel means any vessel that is not a U.S.-flag vessel.

(4) Ocean transportation means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5) Subcontractor means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

(6) Supplies means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 83 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a Dod contract number or a military destination.

(ii) Supplies includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7) U.S.-flag vessel means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that—

(1) U.S.-flag vessels are not available for timely shipment;

(2) The freight charges are inordinately excessive or unreasonable; or

(3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer’s failure to grant approvals to meet the shipper’s sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum—

(1) Type, weight, and cube of cargo;

(2) Required shipping date;

(3) Special handling and discharge requirements;

(4) Loading and discharge points;

(5) Name of shipper and consignee;

(6) Prime contract number; and

(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development. Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier’s ocean bill of lading, which shall contain the following information—

(1) Prime contract number;

(2) Name of vessel;

(3) Vessel flag of registry;

(4) Date of loading;

(5) Port of loading;

(6) Port of final discharge;

(7) Description of commodity;

(8) Gross weight in pounds and cubic feet if available;

(9) Total ocean freight in U.S. dollars; and

(10) Name of the steamship company.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 84 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief—

(1) No ocean transportation was used in the performance of this contract;

(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

(4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

ITEM DESCRIPTION	CONTRACT LINE ITEMS	QUANTITY	TOTAL

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

[End of Clause]

I-100	52.204-4009 (TACOM)	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION	JUN/1999

(a) All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in the “Electronic Quotations/Offers/Bids Required in Response to this Request for Quotations/Proposals/Bids” clause elsewhere in this document. (See Section K for commercial acquisitions, Section L for RFPs, and Section I for RFQs.)

(b) This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

(c) In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer’s e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).

(d) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.

(e) Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.

[End of Clause]

I-101	52.247-4458 (TACOM)	GUARANTEED SHIPPING CHARACTERISTICS––F.O.B. DESTINATION	SEP/2000

(a) The offeror is required to complete subparagraph (b) (1), (2), and (3), of this clause, for each part or component, including all of its packaging. This information will be used by the Government to perform logistics management functions such as providing item sustainment, planning (e.g. estimating storage costs), and redistribution. You are not liable if you give us wrong information, however since the DOD uses this data in-house in existing data bases and because this information nay be used in contingency planning it, we request that the information provided be as accurate as possible.

(b) Definitions of terms commonly used in the packaging and distribution environments are defined in ASTM D996 and should be consulted if any term used herein is in question.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 85 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(1) Unit Package for TWPS: The Army TWPS will be shipped without additional external packaging. The RO elements and the MF elements will be packaged and shipped separately. The hypochlorite will be packaged to allow separate shipment later. However, it will be shipped with the Army TWPS. The unit package of the RO elements is length 56" x width 48" x height 26" and weight is 475 lbs. The unit package of the MF elements is length 56" x width 36" x height 30 and weight is 300 lbs. For the HC-TWPS the RO elements and HF elements will be packaged and shipped directly and are the same dimensions as for the Army TWPS.

(i) Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii) Unit Package Exterior Size/Weight of Unit Package with contents:

Length 238.5" x Width 96"     x Depth _96"_/Weight 23,300 pounds

(2) Shipping Container: N/A

(i)	Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length, x Width, x Height, (expressed in feet and inches)

(ii)	Number of unit packages per shipping container each

(iii)	Gross weight of Shipping container and contents Lbs.

(3) Unitized Loads: N/A

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length, x Width, x Height, (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(1) Unit package MC-TWPS:

(i) Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii) Unit Package Exterior Size/Weight of Unit Package with contents;

Length 168" x Width 99" x Depth 80" /Weight 10,000 pounds

(2) Shipping Container: N/A

(i)	Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length, x Width, x Height, (expressed in feet and inches)

(ii)	Number of unit packages per snipping container each

(iii)	Gross weight of Shipping container and contents Lbs.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 86 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(3) Unitized Loads: N/A

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length, x Width, x Height, (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(1) Unit Package for Cold Weather Module: The module is contained in three boxes which serve as the unit packaging.

(i) Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii) Unit Package Exterior Size/Weight of Unit Package with contents:

Box 1: Length_60" x Width 48" x depth 50" /weight 200 lbs.

Box 2: Length 48" x width 20" x depth 32" / weight 125 lbs.

Box 3: Length 44" x width 34" x depth 48" /weight 225 lbs.

(2) Shipping Container: N/A

(i)	Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length, x Width, x Height, (expressed in feet and inches)

(ii)	Number of unit packages per shipping container each

(iii)	Gross weight of Shipping container and contents Lbs.

(3) Unitized Loads: N/A

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length, x Width, x Height, (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(1) Unit Package for Supplemental Cleaning & Waste & Storage Module:

(i)	Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 87 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii)	Unit Package Exterior Size/Weight of Unit Package with contents:

Length 48” x Width 34” x Depth 34” /Weight 240 pounds

(2) Shipping Container: N/A

(i)	Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length,              x Width,              x Height,              (expressed in feet and inches)

(ii)	Number of unit packages per shipping container each

(iii)	Gross weight of Shipping container and contents Lbs.

(3) Unitized Loads: N/A

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length,              x Width,              x Height,              (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(1) Unit Package for Ocean Intake Structure System (OISS) Module

(i)	Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii)	Unit Package Exterior Size/Weight of Unit Package with contents:

Length 132” x Width 30” x Depth 30”/ Weight 450 pounds

(2) Shipping Container: N/A

(i)	Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length,              x Width,              x Height,              (expressed in feet and inches)

(ii)	Number of unit packages per shipping container each

(iii)	Gross weight of Shipping container and contents Lbs.

(3) Unitized Loads: N/A

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 88 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length,              x Width,              x Height,              (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length,              x Width,              x Height,              (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(1) Unit Package for NBC Treatment Module: Packaging in two boxes.

(i)	Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii)	Unit Package Exterior Size/Weight of Unit Package with contents:

Length 49” x Width 30” x Depth 18” /Weight 225 pounds

(2) Shipping Container: NA/

(i)	Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length,              x Width,              x Height,              (expressed in feet and inches)

(ii)	Number of unit packages per shipping container each

(iii)	Gross weight of Shipping container and contents Lbs.

(3) Unitized Loads: N/A

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length,              x Width,              x Height,              (expressed in feet and inches)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 89 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(v)	Gross Weight of Unit Load Lbs;

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length,              x Width,              x Height,              (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(1) Unit Package for Survivability Module

(i)	Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s) (e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).

(ii)	Unit Package Exterior Size/Weight of Unit Package with contents:

Length	x Width x Depth (expressed in inches) /Weight expressed in pounds

(2) Shipping Container:

(i)	Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:

Length,              x Width,              x Height,              (expressed in feet and inches)

(ii)	Number of unit packages per shipping container each

(iii)	Gross weight of Shipping container and contents Lbs.

(3) Unitized Loads:

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container(s) assembled for handling and transportation as a single entity:

Length,              x Width,              x Height,              (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(i)	Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes ☐ No ☐; describe: .

(ii)	Number of Shipping containers per pallet/skid each.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 90 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(iii)	Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials Lbs

(iv)	Size of Unit Load (pallet/skid including shipping container (s) assembled for handling and transportation as a single entity:

Length, x Width, x Height, (expressed in feet and inches)

(v)	Gross Weight of Unit Load Lbs;

(End of Clause)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 91 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	GOVERNMENT FURNISHED EQUIPMENT		001
Exhibit B	CONTRACT DATA REQUIREMENTS LIST		030
Attachment 001	ATPD 2219 - 1.500 GPH TWPS	31-JAN-2002	043	ELECTRONIC IMAGE
Attachment 002	PO 53048 – TANK, FABRIC, COLLAPSIBLE; SELF-SUPPORTING, OPEN TOP, WATER STORAGE, 3000 GALLONS	16-JUN-1997	020	ELECTRONIC IMAGE
Attachment 003	NBC CONTAMINATION SURVIVABILITY CRITERIA FOR ARMY MATERIEL		010	ELECTRONIC IMAGE
Attachment 004	PROVISIONING REQUIREMENTS STATEMENT	14-JAN-2002	001	ELECTRONIC IMAGE
Attachment 005	DATA DELIVERY DESCRIPTION - ENGINEERING CHANGE PROPOSAL (ECP)	14-JAN-2002	010	ELECTRONIC IMAGE
Attachment 006	DATA DELIVERY DESCRIPTION - REQUEST FOR DEVIATION (RFD)	14-JAN-2002	004	ELECTRONIC IMAGE
Attachment 007	DATA DELIVERY DESCRIPTION - NOTICE OF REVISION (NOR)	14-JAN-2002	002	ELECTRONIC IMAGE
Attachment 008	PRODUCT DRAWINGS AND ASSOCIATED LISTS	14-JAN-2002	001	ELECTRONIC IMAGE
Attachment 009	LIST OF COMMERCIAL PRODUCTS THAT SUPPORTS JEDMICS	14-JAN-2002	007	ELECTRONIC IMAGE
Attachment 010	JEDMICS DATA FILE INDEX STRUCTURE (DFIS)	14-JAN-2002	005	ELECTRONIC IMAGE
Attachment 011	GEOMETRY CREATION GUIDELINES FOR 2D AND 3D MODELS	14-JAN-2002	002	ELECTRONIC IMAGE
Attachment 012	ADDITIONAL TECHNICAL MANUAL (TM) REQUIREMENTS	14-JAN-2002	001	ELECTRONIC IMAGE
Attachment 013	LOGISTICS MANAGEMENT INFO (LMI) REQUIREMENTS	14-JAN-2002	003	ELECTRONIC IMAGE
Attachment 014	DATA ITEM DESCRIPTION (DID) - SPECIAL EQUIPMENT TOOLS AND TEST EQUIPMENT	14-JAN-2002	002	ELECTRONIC IMAGE
Attachment 015	LMI - PACKAGING DATA PRODUCTS	14-JAN-2002	002	ELECTRONIC IMAGE
Attachment 016	LMI - PACKAGING DATA FORMAT	14-JAN-2002	002	ELECTRONIC IMAGE
Attachment 017	FAILURE DEFINITION/SCORING CRITERIA	14-JAN-2002	007	ELECTRONIC IMAGE
Attachment 018	DID - FAILURE ANALYSIS AND CORRECTIVE ACTION REPORT	14-JAN-2002	003	ELECTRONIC IMAGE
Attachment 019	DID - NEW EQUIPMENT TRAINING	14-JAN-2002	003	ELECTRONIC IMAGE

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 92 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

Section J

EXHIBIT A

GOVERNMENT FURNISHED MATERIEL AND PROPERTY

1.	60kw TACTICAL QUIET GENERATOR (TQG)

Model Number: 806a

NSN: 6115-01-274-7390

Nomenclature: 60kw Tactical Quiet Generator

LIN: G12034

SSN: M53400

Net Weight: 4063 1b.

Dimensions: B6.3 inches length x 35.3 inches width x 58.2 inches

Cubes: 103

Quantity: 1 each per system

Skid Mounted

1.1 The Government shall provide deliveries of the 60kw Tactical Quite Generator (TQG) to the contractor’s facility for the A-TWPS as follows:

LD Unit:                180 DACA

PVT Units:             75 days before PVT Training

IOT&E Units:        75 days before IOT&E Training

Production Units:  60 days prior to delivery

2. The Government shall deliver the following GFM which is a component of the WQAS-P for each A-TWPS. Deliveries shall be made directly to the sub-contractor’s address in accordance with the delivery date as follows:

a.	ITEM:	NSN
	WATER TESTING KIT, CHEMICAL AGENT (M272)	6665-01-134-0885

b.	Ship To address:

Integrated Information Technology Corporation ATTN: Mr. Steve Peck 4725 South Monoco Street Denver, CO 90237

c.	LD unit: 180 DACA PVT Units: 75 days before PVT Training IOT&E Units: 75 days before IOT&E Training Production Units: 60 days prior to delivery

3. Technical Manuals

TWPS

60 KW Generator

3.1 Technical manuals will shipped to the Contractor 30 days prior to the scheduled delivery data of the TWPS.

EXHIBIT B

CONTRACT DATA REQUIREMENTS LIST

A001 MEETING MINUTES

A002/A014 CONFIGURATION AUDIT SUMMARY REPORT (PHYSICAL) - (PCA)

A003 ENGINEERING CHANGE PROPOSAL (ECP)

A004 REQUEST FOR DEVIATION (RFD)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 93 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

A005	NOTICE OF REVISION (NOR)

A006	CONFIGURATION STATUS ACCOUNTING (CSA)

A007	PRODUCT DRAWING AND ASSOCIATED LIST

A008	FUNCTIONAL FLOW DIAGRAMS/LADDER LOGIC OUTPUT

A009/A015 TECHNICAL MANUALS

A00A	VALIDATION CERTIFICATE

A00B/A016 LOGISTICS MANAGEMENT INFORMATION (LMI)/PROVISIONING PARTS LIST (PPL)

A00C	LOGISTICS MANAGEMENT INFORMATION (LMI)/PRE-PROCUREMENT SCREENING (PPS)

A00D	LOGISTICS MANAGEMENT INFORMATION (LMI) DATA PRODUCTS/ENGINEERING DATA FOR PROVISIONING (EDFP)

A00E	LOGISTICS MANAGEMENT INFORMATION/LONG LEAD TIME ITEMS LIST (LLTIL)

A00F	LOGISTICS MANAGEMENT INFORMATION (LMI)/RECOMMENDED SPARE PARTS LIST

A00G	LOGISTICS MANAGEMENT INFORMATION (LMI)/DESIGN CHANGE NOTICE (DCN)

A00H	LOGISTICS MANAGEMENT INFORMATION (LMI) DATA PRODUCTS/MAINTENANCE ALLOCATION CHART (MAC)

A00J	SPECIAL EQUIP TOOLS & TEST EQUIP LIST/SPECIAL TOOLS AND TEST EQUIPMENT (STTE)

A00K	SAFETY ASSESSMENT REPORT (SAR)

A00L	TRANSPORTABILITY REPORT

A00M	SPECIAL PACKAGING INSTRUCTIONS (SPI)/SHIPMENT & STORAGE INSTRUCTIONS (S&S)

A00N	LOGISTICS MANAGEMENT INFORMATION (LMI) DATA PRODUCTS (S)/PACKAGING DATA ELEMENTS (CODED DATA)

A00P	SPECIAL PACKAGING INSTRUCTION (SPI)

A00Q	FAILURE ANALYSIS AND CORRECTION ACTION REPORT/CONTRACTOR RESPONSES TO TEST INCIDENT REPORTS (TIR), GOVERNMENT-CONDUCTED FAT/PVT TESTING

A00R	SYSTEM SUPPORT PACKAGE COMPONENT LIST (SSPCL)

A00S	TEST PROCEDURE/QUALITY ACCEPTANCE INSPECTION AND TEST

A00T	TEST INSPECTION REPORT/QUALITY ACCEPTANCE INSPECTION AND TEST

A00U	QUALITY DEFICIENCY REPORT

A00V	TRAINING MATERIALS/TRAINING COURSE OUTLINE

A00W	TRAINING MATERIALS/INSTRUCTOR LESSON GUIDES - MARINE OPERATOR & MAINTENANCE

A00X	TRAINING MATERIALS/STUDENT LESSON GUIDES - MARINE OPERATOR & MAINTENANCE

A00Y	TRAINING MATERIALS/INSTRUCTOR LESSON GUIDES - ARMY OPERATOR

A00Z	TRAINING MATERIALS/STUDENT LESSON GUIDES - ARMY OPERATOR

A010	TRAINING MATERIALS/INSTRUCTOR LESSON GUIDES - ARMY - MAINTENANCE

A011	TRAINING MATERIALS/STUDENT LESSON GUIDES - ARMY MAINTENANCE

A012	TRAINING MATERIALS/TRAINING COURSE COMPLETION REPORT

A013/A017 TRAINING CONDUCT SUPPORT DOCUMENT/VISUAL AIDS

*** END OF NARRATIVE J 004 ***

Courier 10

*****************************************************************************************************

(1)	MEETING MINUTES

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: Administrative	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.	DATA ITEM NO.: A001

2.	TITLE OF DATA ITEM: Meeting Minutes

3.	SUBTITLE: DI-ADMN-61250A

4.	AUTHORITY:	5.	CONTRACT REFERENCE: C.6.J	6.	REQUIRING OFC: AMSTA-DSA-FP-PW

7.	DD 250 REQ: LT	8.	APP CODE:	9.	DIST. STATEMENT REQUIRED: A

10.	FREQUENCY: ASREQ	11.	AS OF DATE:

12.	DATE OF FIRST SUBMISSION: SEE BLK 16	13.	DATE OF SUB: SEE BLK 16

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 94 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

14.	DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL

	AMSTA-DSA-FP-PW (TWPS SAM)		1	1

	MARCORSYSCOM (PM GTES)			1

	PCO			1

	ACO			1

15.	TOTAL:		1	4

16.	Remarks:

Draft minutes, with a list of attendees, shall be provided by e-mail to (AMSTA-DSA-FP-PW (TWPS-SAM) within 10 days after the meeting.

The Government has 5 days to review and provide comments. Submit final within 5 days after receipt of Government comments.

G. PREPARED BY: Karen Arnold	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

*****************************************************************************************************

(2)	CONFIGURATION AUDIT SUMMARY REPORT (PHYSICAL)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense. Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.	DATA ITEM NO.: A002/A014
2.	TITLE OF DATA ITEM: Configuration Audit Summary Report (Physical)
3.	SUBTITLE:
4.	AUTHORITY: DI-CMAN-81022C	5.	CONTRACT REFERENCE: C.7.1.1	6.	REQUIRING OFC: AMSTA-TR-D/210
7.	DD 250 REQ: DD250	8.	APP CODE:	9.	DIST. STATEMENT REQUIRED: A
10.	FREQUENCY: ASREQ	11.	AS OF DATE:
12.	DATE OF FIRST SUBMISSION: SEE BLK 16	13.	DATE OF SUB: SEE BLK 16

14.	DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
	AMSTA-DSA-FP-PW		1		1
	AMSTA-TR-D/210		1		1
	MARCORSYSCOM (PM GTES)		1		1
	Albany, GA Code 583-1 (MAR FOR MCLBA LEM REVIEW)		1		1

15.	TOTAL:		4		4

16.	Remarks:

Initial due 60 days after completion of Government testing. Government has 30 days to review and provide comments. Submit final report 30 days after receipt of Government comments.

E-mail: Mbmatcomconfigmngmnt@matcom.usmc.mil

E-mail: maguirep@tacom.army.mil

G. PREPARED BY: Karen Arnold	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

*****************************************************************************************************

(3)	ENGINEERING CHANGE PROPOSAL (ECP)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 95 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.  DATA ITEM NO.: A003

2.  TITLE OF DATA ITEM: Engineering Change Proposal (ECP)

3.  SUBTITLE:

4. AUTHORITY:DI-CMAN-80639C	5. CONTRACTREFERENCE: C.7.2.1	6. REQUIRINGOFC: AMSTA-TR-D/210

7. DD250 REQ: LT	8. APPCODE:	9. DIST.STATEMENT REQUIRED: A

10. FREQUENCY:ASREQ	11. ASOF DATE:

12. DATEOF FIRST SUBMISSION: SEE BLK 16	13. DATEOF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-DSA-FP-PW				1
AMSTA-TR/210				1
MARCORSYSCOM (PM GTES)				1

15. TOTAL:				3

16. Remarks:

Class I ECPs shall be submitted as required for Government review and approval. The Government has 45 days to provide approval/disapproval.

Class II ECPs shall be submitted as required NLT 60 days prior to planned implementation.

E-mail: vegaM@mcsc.usmc.mil

E-mail: maguirep@tacom.army.mil

See Attachment # 5 (Engineering Change Proposal)

G. PREPARED BY: Karen Arnold	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

*****************************************************************************************************

(4)	REQUEST FOR DEVIATION (RFD)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.  DATA ITEM NO.: A004

2.  TITLE OF DATA ITEM: Request for Deviation (RFD)

3.  SUBTITLE:

4. AUTHORITY:DI-CMAN-60640C	5. CONTRACTREFERENCE: C.7.2.2	6. REQUIRINGOFC: AMSTA-TR-D/210
7. DD250 REQ: LT	8. APPCODE:	9. DIST.STATEMENT REQUIRED: A
10. FREQUENCY:ASREQ	11. ASOF DATE:
12. DATEOF FIRST SUBMISSION: SEE BLK 16	13. DATEOF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJE				1
AMSTA-TR-D/210				1
MARCORSYSCOM (PM GTES)				1

15. TOTAL:				3

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 96 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

        MARCORSYSCOM (PM GTES)                                        1

16. Remarks:                                                                                 3

Submit RFDs as required for review and approval. The Government has 45 days to provide approval/disapproval.

See Attachment #6 (Request for Deviation)

G. PREPARED BY: Karen Arnold	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

***********************************************************************************************************

(5)	NOTICE OF REVISIONS

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A005
2. TITLE OF DATA ITEM: Notice of Revision (NOR)
3. SUBTITLE:
4. AUTHORITY: DI-CMAN-80642C	5. CONTRACT REFERENCE: C.7.2.3	6. REQUIRING OFC: AMSTA-TR-D/210
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJE				1
AMSTA-TR-D/210				1
MARCORSYSCOM (PM GTES)				1

15. TOTAL:				3

16. Remarks:

NORs associated with Class I ECPs shall be submitted concurrently with the ECPs for Government review and approval. The Government has 45 days for approval/disapproval.

NORs associated with Class II ECPs shall be submitted concurrently with the ECPs NLT 60 days prior to planned implementation.

See Attachment #7 (Notice of Revision)

G. PREPARED BY: Karen Arnold	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

DD FORM 1423-E MAY 99

***********************************************************************************************************

(6)	CONFIGURATION STATUS ACCOUNTING (CSA)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 97 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A006
2. TITLE OF DATA ITEM: Configuration Status Accounting (CSA)
3. SUBTITLE:
4. AUTHORITY: DI-CMAN-81253A	5. CONTRACT REFERENCE: C.7.3	6. REQUIRING OFC: AMSTA-DSA-FP-PW
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-TR-D/210				1
MARCORSYSCOM (PM GTES)				1
AMSTA-DSA-FP-PW (TWPS SAM)				1
Albany, GA Code 563-1 (MCLBA LEM REVIEW)				1

15. TOTAL:				4

16. Remarks:

CSA database shall be electronically delivered to the Government at the completion of the contract.

E-mail: Mbmatcomconfigmngmnt@matcom.usmc.mil

E-mail: arnoldk@tacom.army.mil

G. PREPARED BY: Karen Arnold	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

***********************************************************************************************************

(7)	PRODUCT DRAWINGS AND ASSOCIATED LIST

CONTRACT DATA REQUIREMENTS LIST                                                                  Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services. Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A007
2. TITLE OF DATA ITEM: Product Drawings and Associated List
3. SUBTITLE:
4. AUTHORITY: DI-DRPR-81000A	5. CONTRACT REFERENCE: C.7.4	6. REQUIRING OFC: AMSTA-TR-0/210
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-TR-D/210		1		2
MARCORSYSCOM (PM GTES)				1
MARCORSYSCOM (PSE-A)
814 Radford Blvd, Suite 20320
Albany, GA 31704-1128				1

15. TOTAL:		1		4

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 98 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

16. Remarks:

Submit draft redline drawings (hardcopy) with the delivery of the Logistics Demonstration (LD) unit. Submit updated draft drawings electronically (DWG format) with the PCA draft report 60 days after the completion of Government Testing. The Government has 30 days to review and provide comments.

Submit a final set of configuration drawings that reflects the current production baseline (including all approved corrective actions and engineering changes) 30-50 days prior to the completion of this contract.

See Attachment # 8 (Product Drawing and Associated Lists)

E- mail: mooreGW@matcom.usmc.mil

E- mail: maguirep@tacom.army.mil

G. PREPARED BY: Paul Maguire	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E- MAY 99

***********************************************************************************************************

(6)	FUNCTIONAL FLOW DIAGRAMS/LADDER LOGIC OUTPUT

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A006
2. TITLE OF DATA ITEM: Functional Flow Diagrams/Ladder Logic Output
3. SUBTITLE:
4. AUTHORITY: DI-MCCR-80491(T)	5. CONTRACT REFERENCE: C.7.4.3	6. REQUIRING OFC: AMSTA-TR-D/210
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL
AMSTA-LC-CJE			1
AMSTA-TR-D/210			1
MARCORSYSCOM (PM GTES)			1

15. TOTAL:			3

16. Remarks:

The data shall be delivered to the Government on appropriate electronic media, such as a floppy disk or CD-ROM in the format used for the TWPS EFROM at the time of delivery. The first complete delivery shall be with the Physical Configuration Audit Summary Report (PCA). The second complete delivery shall be at the completion of the contract.

G. PREPARED BY: Paul Maguire	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

***********************************************************************************************************

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 99 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

(9)	TECHNICAL MANUALS

CONTRACT DATA REQUIREMENTS LIST                                                  Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A009/A015
2. TITLE OF DATA ITEM: Technical Manuals
3. SUBTITLE: SEE BLK 16
4. AUTHORITY: MIL-STD-40051A	5. CONTRACT REFERENCE: C.8.2.1	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL
AMSTA-LC-CJA		1	1
MARCORSYSCOM (PSD-M2)		1	1
MARCORSYSCOM (PM GTES)		1	1
Albany, GA code 577-1 (MARK FOR MCLBA LEM REVIEW)		1	1

15. TOTAL:		4	4

16. Remarks:

BLK 3:

TM 10-4610-309-14 (Operator, Unit, Direct Support & General Support Maintenance Manual). TM-10-4610-309-24P (Repair Parts and Special Tools List (RPSTL)

TM-10-4610-309-14&24P, Initial DEP due 260 days after contract (DAC) and now Log Dem occurs 305 DAC. The Government has 30 days to review and provide comments. Logistics Demo/Verification will be held 15 days after Government review of initial DEP. Deliver Post LD draft DEP with LD comments incorporated 410 DAC to support PVT. Final DEP (FDEP) and camera ready copy due 680 DAC with IOT&E comments and changes incorporated.

BLK 14*:

DEP delivery shall be made electronically. FDEP delivery shall consists of the following:

Postage prepaid to: TACOM, AMSTA-LC-CJA, Warren, MI 48397-5000

•	One reproducible hardcopy with running sheets and folio markings.

•	Word processing file (MS Word or equivalent) with illustrations.

•	Acrobat PDF file-

Digital files shall be delivered on ISO 9660 CD-ROM as follows:

•	2 each CD-ROM containing PDF file.

•	2 each CD-ROM containing word processing and illustration files.

E-mail: parsonsmb@matcom.usmc.mil

E-mail: dietzls@mcsc.usmc.mil

See Attachment #12, TM Matrix

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

*************************************************************************************************

(10)	VALIDATION CERTIFICATION

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 100 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00A
2. TITLE OF DATA ITEM: Validation Certification
3. SUBTITLE:
4. AUTHORITY: DI-CMAN-80792A	5. CONTRACT REFERENCE: C.8.2.3.1	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA				1
MARCORSYSCOM (PM GTES)				1

15. TOTAL:				2

16. Remarks:

Certification is due upon completion of validation. The Government will determine acceptance or rejection and notify contractor within 30 days. If rejected, contractor shall have 30 days for necessary corrections and return to Government.

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

*************************************************************************************************

(11)	PROVISIONING PARTS LIST

CONTRACT DATA REQUIREMENTS LIST                                                  Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A005/A016
2. TITLE OF DATA ITEM: Logistics Management Information (LMI)
3. SUBTITLE: Provisioning Parts List (PPL)
4. AUTHORITY: DI-ALSS-81529	5. CONTRACT REFERENCE: C.10.1.1.	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE: SEE BLK 16
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA		1		1
Albany, GA code 577-1 (MARK FOR MCLBA LEM REVIEW)		1		1
MARCORSYSCOM (PM GTES)		1		1

15. TOTAL:		3		3

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 101 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

16.	Remarks:

The Contractor shall have available at each provisioning conference, two copies of the PPL (LSA036 Report acceptable). One for Government review and one for contractor use. Submit one corrected copy of the PPL (036 report) along with a disk, electronic submittal, tape in ASCII format (contractor preference) 30 days after completion of each provisioning conference. Final PPL due 610 DAC. PPL shall include all elements specified in MIL-PRF-49506, Appendix xx, LMI Data Product Deliverable selection sheet attachment of the contract. The Government reserves the right to add/adjust/delete the contractor’s recommendations of these data elements as required.

Each LMI Data submittal must be compatible with the Government’s database: The Commodity Command Standard System (CCSS), Provisioning On Line System (POLS), ADSM-18-LEA-JBE-ZZZ-UM-06 (User’s manual).

LMI delivery shall be on disk in ASCII format, or Electronic delivery (e-mail) as an attachment in the same format.

E-Mail: arnoldk@tacom.army.mil

E-mail: Vegam@mcsc.usmc.mil

E-Mail: parsonsmb@matcom.usmc.mil

See Attachment # 13 (LMI Requirements, MIL-PRF-49506) .

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

*************************************************************************************************

(12)	PRE-PROCUREMENT SCREENING

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00C
2. TITLE OF DATA ITEM: Logistics Management Information (LMI)
3. SUBTITLE: Pre-procurement Screening
4. AUTHORITY: DI-ILSS-81529	5. CONTRACT REFERENCE: C.10.1.2	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE: SEE BLK 16
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL
AMSTA-LC-CJA		1	1
Albany, GA Code 577-1 (MARK FOR MCLBA LEM REVIEW)		1	1

15. TOTAL:		2	2

16. Remarks:

BLK 3:

The Contractor shall make available at each provisioning conference his screening results (NSN hit/no hit) for each item listed on the LMI data reports. All screening results shall be no older than 30 days prior to each scheduled provisioning conference.

All identified NSNs shall be input as part of each LMI data product delivery.

E-mail: arnoldk@tacom.army.mil

E-mail: parsonsmb@matcom.army.mil

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 102 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

DD FORM 1423-E MAY 99

************************************************************************************************************

(13)	Engineering Data For Provisioning

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00D
2. TITLE OF DATA ITEM: Logistics Management Information (LMI) Data Products
3. SUBTITLE: EDFP
4. AUTHORITY: DI-ALSS-81529	5. CONTRACT REFERENCE: C.10.1.3	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11 AS OF DATE: SEE BLK 16
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA	—	1		1
Albany, GA Code 577-1 (MCLBA LEM REVIEW)	—	1		1

15. TOTAL:	—	2		2

16. Remarks:

BLK 3:

EDFP (Engineering Data for Provisioning)

Contractor shall have available for Government review and approval/disapproval a drawing for each item listed on the LMI/PPL Data list. Drawings are not required for items Contractor can show as having a current National Stock Number (NSN).

The Contractor shall submit a copy of approved drawings concurrently, with each submittal of LMI Data deliveries.

All drawings must be in the ENGLISH language for acceptability.

Delivery shall be in Adobe Acrobat file format on CD, on disk in ASCII format, electronic delivery (e-mail) as an attachment or some other type of software agreed upon by the Government. (On hard copy at each conference).

E-mail: arnoldk@tacom.army.mil

E-mail: parsonsmb@matcom.usmc.mil

See Attachment #13, LMI Requirements, MIL-PRF-49506.

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

************************************************************************************************************

(14)	LONG LEAD TIME ITEM LIST

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 103 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00E
2. TITLE OF DATA ITEM: Logistics Management Information (LMI)
3. SUBTITLE: Long Lead Time Items List (LLTIL)
4. AUTHORITY: DI-ALSS-81529	5. CONTRACT REFERENCE: C.10.1.4	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA				1
Albany, GA Code 577-1 (MARK FOR MCLBA LEM REVIEW)				1

15. TOTAL:				2

16. Remarks:

BLK 3:

Initial submittal shall be delivered 60 days after Guidance conference. Government has 30 days to approve/disapprove for content. Final submittal is 30 days after Government approval.

Media: Initial submittal electronic, contractor format. Final submittal electronic, contractor format.

E-mail: parsonsmb@matcom.usmc.mil

E-mail: arnoldk@tacom.army.mil

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 JAN 02

DD FORM 1423-E MAY 99

*******************************************************************************************************

(15)	Recommended Spare Parts List

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00F
2. TITLE OF DATA ITEM: Logistics Management Information (LMI) Data Products
3. SUBTITLE: Recommended Spare Parts List
4. AUTHORITY: DI-ALSS-81529	5. CONTRACT REFERENCE: C.10.1.5	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA		1		1
AMSTA-DSA-FP-PW (TWPS SAM)		1		1
MARCORSYSCOM (PM GTES)		1		1
Albany, GA Code 577-1 (MARK FOR MCLBA LEM REVIEW)		1		1

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 104 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

15. TOTAL:	4	4

16. Remarks:

BLK 3:

Initial submittal shall be delivered 120 days after initial deliver order award. Government has 30 days to approve/disapprove for content. Final submittal 30 days after Government approval.

Media: Initial submittal electronic, contractor format. Final submittal electronic, contractor format.

E-mail: parsonsmb@matcom.usmc.mil (MARK for MCLBA LEM review)

E-mail: arnoldk@tacom.army.mil

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

DD FORM 1423-E MAY 99

************************************************************************************************************

(16)	Logistics Management Information (LMI)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services. Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00G
2. TITLE OF DATA ITEM: Logistics Management Information (LMI)
3. SUBTITLE: Design Change Notice (DCN)
4. AUTHORITY: DI-ALSS-81529	5. CONTRACT REFERENCE: C.10.1.6	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA		1		1
MARCORSYSCOM (PM GTES)		1		1

15. TOTAL:		2		2

16. Remarks:

BLK 3:

Design Change Notice (DCN)

Contractor shall deliver DCN data supporting all changes/additions/deletions occurring during the production process. DCN shall be delivered 60 working days after production decision is made (implemented). Contractor shall process all required updates to the PMR data and drawings affected 30 days after data is provided.

DCN delivery shall be electronic delivery (e-mail) as an attachment or CD-ROM.

E-mail: arnoldk@tacom.army.mil

E-mail: vegaM@mcsc.usmc.mil

See Attachment #11, LMI Requirements, MIL-PRF-49506.

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 105 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

DD FORM 1423-E MAY 99

*************************************************************************************************

(17)	MAINTENANCE ALLOCATION CHART

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00H
2. TITLE OF DATA ITEM: Logistics Management Information (LMI) Data Products
3. SUBTITLE: Maintenance Allocation Chart (MAC)
4. AUTHORITY: DI-ALSS-81529	5. CONTRACT REFERENCE: C.10.1 .7	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK16

14. DISTRIBUTION/ A. ADDRESSEES	B.COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA		1		1

15. TOTAL:		1		1

16. Remarks:

BLK 3:

Maintenance Allocation Chart (MAC)

Initial due 30 days after contract award. Final is to be incorporated in the FDEP - 14&P delivery as Appendix B.

Government to review and provide comments within 30 working days of receipt. Contractor to respond within 30 working days after receipt of Government comments.

MAC delivery shall be electronic delivery (e-mail) as an attachment.

E-mail: arnoldk@tacom.army.mil

Prepare IAW MIL-STD-40051-6A.

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

DD FORM 1423-E MAY 99

*************************************************************************************************

(18)	Special Equip Tools & Test Equip List

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 106 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

1. DATA ITEM NO.: A00J
2. TITLE OF DATA ITEM: Special Equip Tools & Test Equip List
3. SUBTITLE: STTE
4. AUTHORITY: DI-ILSS-80868(T)	5. CONTRACT REFERENCE: C.10.2.1	6. REQUIRING OFC: AMSTA-LC-CJA
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK 16	13. DATE OF SUB: SEE BLK16

14. DISTRIBUTION /A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-LC-CJA		1		1
MARCORSYSCOM (PM GTES)		1		1
Albany, GA Code 577-1 (MARK FOR MCLBA LEM REVIEW)		1		1

15. TOTAL:		3		3

16. Remarks:

BLK 3:

Special Tools and Equipment (STTE)

The Contractor shall identify STTE items not currently found in the Army’s General Mechanics tool kit, Common Tool kits and US Army Supply Catalogs and Marine Corps TM specified in Contract Reference C.10.2.1

The approved list must be entered into PMR concurrently with first LMI submittal.

The STTE List must contain data IAW DI-ILSS-80868 (T), Block 10.2; contractor format is acceptable

Initial submission 75 DACA and 15 days for Government approval.

TAILORING: Delete pages 3 and 4 of DI-ILSS-80868 (T).

See Attachment # 14, Special Equipment Tools and Test Equipment List.

E-mail: arnoldk@tacom.army.mail

E-mail: parsonsmb@matcom.usmc.mil (MARK For MCLBA LEM review)

G. PREPARED BY: Al Linton	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

DD FORM 1423-E MAY 99

***********************************************************************************************************

(19)	Safety Assessment Report (SAR)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO.: A00K
2. TITLE OF DATA ITEM: Safety Assessment Report
3. SUBTITLE:
4. AUTHORITY: DI-SAFT-80102B	5. CONTRACT REFERENCE: C.11.2	6. REQUIRING OFFICE: AMSTA-CS-CZ
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ONE/R	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 107 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
AMSTA-CS-CZ		1		1
MARCORSYSCOM (PM GTES)		1		1

15. TOTAL:		2		2

16.	REMARKS:

Draft delivered 130 days prior to Government testing.

Government to review and provide comments 30 days after receipt of draft.

Final SAR delivered NLT 60 days prior to Government testing.

To be repro copy  *  electronic delivery by e-mail:

E-mail: Adamsali@tacom.army.mil

E-mail: Arnoldk@tacom.army.mil

E-mail: odonnelljh@mcsc.usmc.mil

G. PREPARED BY: Alicia Adams-Craig	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

DD FORM 1423-E, MAY 99

***********************************************************************************************************

(20)	Transportability Report

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burdens to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A00L
2. TITLE OF DATA ITEM: Transportability Report
3. SUBTITLE:
4. AUTHORITY: DI-PACK-80860	5. CONTRACT REFERENCE: C.14.1	6. REQUIRING OFFICE: AMSTA-DSA-FP-W
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B.COPIES	DRAFT	/	FINAL
AMSTA-DSA-FP-PW		1		1
MCOTEA		1		1
MARCORSYSCOM (PM GTES)		1		1

15. TOTAL:		3		3

16. REMARKS:

Draft delivered 130 days prior to Government testing.

Government to review and provide comments 30 days after receipt of draft.

Final delivered NLT 30 days after completion of Government Testing. If there are no changes to initial report, letter stating there are no changes to the transportability characteristics.

To be repro copy  *  electronic delivery

E-mail: Arnoldk@tacom.army.mil

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 108 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

E-mail: vegam@mcsc.usmc.mil

G. PREPARED BY: Karen Arnold	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

***********************************************************************************************************

(21) Shipment & Storage Instructions - Special Packaging Instructions (SPI)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0168

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0168), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY: Packaging
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO. :	F. CONTRACTOR:

1.  DATA ITEM NO.    A00M

2.  TITLE OF DATA ITEM: Special Packaging Instructions (SPI)

3.  SUBTITLE: Shipping and Storage (S&S) Instructions

4.  AUTHORITY: DI-PACK-80121B    5.  CONTRACT REFERENCE: C.15.1    6.  REQUIRING OFFICE: AMSTA-TR-E/MEPS

7.  DD 250 REQ: LT                                8.  APP CODE:                                           9.  DIST. STATEMENT REQUIRED: A

10. FREQUENCY: ASREQ                    11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16            13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B.COPIES	DRAFT	/	FINAL
AMSTA-TR-E/MEPS/270		1		1
MCLBA(581) (MARK FOR MCLBA LEM REVIEW)		1		1

15. TOTAL:		2		2

16. REMARKS:

TWPS S&S instructions. Draft will be submitted 30 days prior to validation. Final submittal 60 days prior to first production unit shipped.

TWPS S&S instructions. Government to review and provide comments within 15 days of receipt. Contractor to respond within 20 days after receipt of Government comments.

TWPS S&S instructions must be submitted electronically in a format that is readable and editable by the Government. (Currently MS Word Office 97).

Repro copy * electronic delivery 3-1/2 floppy, 100mb IOMEGA Zip Disk or

e-mail: wolackm@tacom.army.mil (preferred)

E-mail: parsonsmb@matcom.usmc.mil (Mark for HCLBA LEM review)

G. PREPARED BY: Mark Wolack	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

***********************************************************************************************************

(22) Logistics Management Information (LMI) Data Products/ Packaging Data Elements (coded data)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-018B

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 109 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY: Packaging
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO. :	F. CONTRACTOR:

1.  DATA ITEM NO. A00N

2.  TITLE OF DATA ITEM: Logistics Management Information (LMI) Data Products(s)

3.  SUBTITLE: Packaging Data Elements (coded data)

4.  AUTHORITY: DI-ALSS-81529 5. CONTRACT REFERENCE: C.15.6.1 6. REQUIRING OFFICE: AMSTA-TR-E/MEPS

7.  DD 250 REQ: LT                            8.  APP CODE:                                9.  DIST. STATEMENT REQUIRED: A

10. FREQUENCY: ASREQ                11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16.                13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/A. ADDRESSEES	B.COPIES	DRAFT	/	FINAL
AMSTA-TR-E/MEPS/270		1		1
MCLBA (581) (MARK FOR MCLBA LEM REVIEW)		1		1

15. TOTAL:		2		2

16. REMARKS:

TWPS Coded Data, First submittal due 30 days after provisioning and subsequent submittals due by 25th of each month when data is completed, (no data, no submittal)

The following data element positions as defined in Attachment #15, LMI Packaging Data Format, will be left blank: 7, 27-28, 38, 114, 158, 209, 215-336.

Government to review and provide comments within 15 days of receipt. Contractor to respond within 20 days after receipt of Government comments.

To be repro copy # electronic delivery 3-1/2 floppy, 100mb IOMEGA Zip Disk or

E-mail: wolackm@tacom.army.mil

E-mail: parsonsmb@mat.com.usmc.mil

G. PREPARED BY: Mark Wolack	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

***********************************************************************************************************

(23) Special Packaging Instructions

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-018B

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington. VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0168), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY: Packaging
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO. :	F. CONTRACTOR:

1. DATA ITEM NO.    A00P

2. TITLE OF DATA ITEM: Special Packaging Instructions

3. SUBTITLE:

4. AUTHORITY: DI-PACK-80121B 5. CONTRACT REFERENCE: C.15.6.2 6. REQUIRING OFFICE: AMSTA-TR-E/MEPS

7. DD 250 REQ: LT                            8. AFP CODE:                                9. DIST. STATEMENT REQUIRED: A

10. FREQUENCY:    ASREQ                11.    AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16                    13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES B. COPIES	DRAFT /	FINAL
AMSTA-TR-E/MEPS/270		1
MCLBA (581) (MARK FOR MCLBA LEM REVIEW)		1

15. TOTAL:		2

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 110 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

16. REMARKS:

TWPS Packaging Instructions. First submittal due 30 days after provisioning and subsequent submittals due by 25th of each month when data is completed, (no data, no submittal)

Government to review and provide comments within 15 days of receipt, Contractor to respond within 20 days after receipt of Government comments.

An electronic version of DD Form 2169 referenced in DI-PACK-80121B will be provided.

Repro copy # electronic delivery 3-1/2 floppy, 100mb IOMEGA Zip Disk or

E-mail: wolackm@tacom.army.mil (preferred)

E-mail: parsonsmb@matcom.usmc.mil

G. PREPARED BY: Mark Wolack	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

***********************************************************************************************************

(24) Failure Analysis and Correction Action Report/Contractor Responses to Test Incident Reports (TIR), Government conducted FAT/PVT Testing

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0701-018B

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-018B), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO. :	F. CONTRACTOR:

1. DATA ITEM NO. A00Q

2. TITLE OF DATA ITEM: Failure Analysis and Correction Action Report

3. SUBTITLE: Contractor Responses to Test Incident Reports (TIR), Government conducted FAT/FVT Testing

4. AUTHORITY: DI-RELI-81315(T)   5. CONTRACT REFERENCE: C.18.1.2   6. REQUIRING OFFICE: AMSTA-DSA-FP-PW (QA)

7. DD 250 REQ: LT                             8. APP CODE:                                9. DIST. STATEMENT REQUIRED: A

10. FREQUENCY: ASREQ              11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16                13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES B. COPIES	DRAFT /	FINAL
AMSTA-DSA-FP-PW (TWPS-SAM)		1
MARCORSYSCOM (PM GTES)		1
AMSTA-DSA-FP-PW (TWPS-QA)		1
Government Test Site (APG)		1
DCMA In-Plant Representative(QAR)		1

15. TOTAL:		5

16. REMARKS:

As required for “minor” and “observations” (only) 10.3 is Tailored so that “Preliminary .Reports” not required prior.

See Attachment # 18, Failure Analysis and Corrective Action Report, DI-RELI-81315(T).

G. PREPARED BY: Doley Nicholson	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

***********************************************************************************************************

(25) System Support Package Component List (SSPCL)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 111 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0168

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.  DATA ITEM NO. A00R

2.  TITLE OF DATA ITEM: System Support Package Component List (SSPCL)

3.  SUBTITLE:

4. AUTHORITY: DI-ILSS- 80532	5. CONTRACT REFERENCE: C.18.3	6. REQUIRING OFFICE: AMSTA-TR-0/210
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL
AMSTA-TR-R/210		1	1
MARCORSYSCOM (PM GTES)		1	1
Albany, GA Code 577-1 (MCLBA LEM REVIEW)		1	1

15. TOTAL:		3	3

16.	REMARKS:

BLOCK 12:

Draft submitted-electronically to Government 90 days prior to Government Testing. SSBCL will be reviewed and comments returned within 30 days. Final submitted within 60 days prior to Government testing. SSPCL will be updated as a result of all tests and provided at all future testing.

E-mail: maguirep@tacom.army.mil

E-mail: parsonsmb@matcom.usmc.mil (Mark for MCLBA LEM review)

G. PREPARED BY: Paul Maguire	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

********************************************************************************************************

(26) Product Assurance (Test)/Inspection Report

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:
1.	DATA ITEM NO. A00S
2.	TITLE OF DATA ITEM: Test Procedure
3.	SUBTITLE: Quality Acceptance Inspection and Test

4. AUTHORITY: DI-NDTI- 80603 (T)	5. CONTRACT REFERENCE: C.20.2	6. REQUIRING OFFICE: AMSTA-DSA-FP-PW (QA)
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16
14.	DISTRIBUTION/ A. ADDRESSEES

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 112 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

		B.COPIES	DRAFT /	FINAL
	AMSTA-DSA-FP-PW (TWPS-SAH)			1
	MARCORSYSCOM (PM GTES)			1
	AMSTA-DSA-FP-PW (TWPS-QA)			1
	Government Test Site (AFG)			1
	DCMA In Plant Representative (QAR)			1

15.	TOTAL:			5

16.	REMARKS:

Submit within 30 days prior to acceptance of first manufactured unit. Government has 15 days to review and either accept or reject. If rejected, contractor has 30 days to submit corrections.

G. PREPAID BY: Doley Nicholson	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

(27)	Product Assurance (Test)/Inspection Report

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A00T
2. TITLE OF DATA ITEM: Test Inspection/Report
3. SUBTITLE: Quality Acceptance Inspection and Test

4. AUTHORITY: DI-NDTI-80809B	5. CONTRACT REFERENCE: C.20.2	6. REQUIRING OFFICE: AMSTA-DSA-FP-PW (QA)
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14.	DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL
	AMSTA-DSA-FP-PW (TWPS-QA)			1
	DCMA In Plant Representative (QAR)			1
	MARCORSYSCOM (PM GTES)			1

15. TOTAL:				3

16. REMARKS:

Submit copy of AIT report to DCMA QAR after acceptance of each production unit.

G. PREPARED BY: Doley Nicholson	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

********************************************************************************************************

(28)	Quality Deficiency Report

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 113 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A00U
2. TITLE OF DATA ITEM: Quality Deficiency Report
3. SUBTITLE:

4. AUTHORITY: DI-QCIC-80736	5. CONTRACT REFERENCE: C.21.2	6. REQUIRING OFFICE: AMSTA-DSA-FP-PW (QA)
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14.	DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
	AMSTA-DSA-FP-PW (TWPS SAM)				1
	MARCORSYSCOM (PM GTES)				1
	AMSTA-DSA-FP-PW (TWPS-QA)				1
	AMSTA-TR-E-MPA				1

15.	TOTAL:				4

16.	REMARKS:

Submit to TACOM QDR office

Fax or e-mail QDRs to tacomdrs@octagon.tacom.army.mil

Fax: (586) 574-6637

G. PREPARED BY: Doley Nicholson	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

********************************************************************************************************

(29)	Training Materials/Training Course Outline

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.  DATA ITEM NO. A00V

2.  TITLE OF DATA ITEM: Training Materials

3.  SUBTITLE: Training Course Outline - Army & Marines

4. AUTHORITY: DI-ILSS-80872 (T)	5. CONTRACT REFERENCE: C.23.2	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED:
10. FREQUENCY: ASREQ	11. AS OF DATE:

12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14.	DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL

	AMSTA-LC-CIFS		*1
**1
***1
****1
	MARCORSYSCOM (PM GTES)		*1
**1
***1
****1

15.	TOTAL:		4		4

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 114 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

16.	REMARKS:

The training outline will remain as a draft until 15 days after Instructor and Key Personnel Training (I&KPT) has been completed. Changes to the training outline may occur due to the outcome of testing or the I&KPT.

*	Submit draft copies of the training course outline 60 days prior to the start of Government testing. The government will review and provide comments within 10 days after receiving the draft outline.
**	Re-submit the revised draft outline within 15 days after completion of Government testing, with changes based on the results and other training input.
***	Re-submit the revised outline within 15 days after receiving the Government comments. The outline will be the basis for NET. The Government will provide comments within 10 days.
****	Provide updates to the training materials as necessary due to changes in the course curriculum requirements, revision of the technical manuals, and modifications or changes to the system configuration.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipments”. Para 10.1.1: Delete first sentence entirely. Para 10.2.1: Delete third sentence entirely. Para 10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2: Delete last sentence in sub-para (3), and delete sub-para (3) a, b, c, d & e entirely.

See Attachment # 19, DID: New Equipment Training, DI-ILSS-80872 (T).

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

************************************************************************************************************

(30)	INSTRUCTOR LESSON GUIDES- MARINE (Operator & Maintenance)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense. Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.	DATA ITEM NO. A00W
2.	TITLE OF DATA ITEM: Training Materials
3.	SUBTITLE: Instructor Lesson Guides – Marine Operator & Maintenance
4.	AUTHORITY: DI-ILSS-80872 (T)	5. CONTRACT REFERENCE: C.23.3	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7.	DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10.	FREQUENCY: ASREQ	11. AS OF DATE:
12.	DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14.	DISTRIBUTION/ A. ADDRESSEES	B.COPIES	DRAFT /	FINAL
	MARCORSYSCON (PHGRES)		*5	****4
***4
	AMSTA-LC-CIFS		*1	***1
			6	9

15.	TOTAL:

16.	REMARKS:

All lesson guides will remain as drafts until 15 days after Instructor and Key Personnel Training (I&KPT) has been completed. Changes to the training lesson guides may occur due to the outcome of I&KPT.

*	Submit draft copies of the training materials 30 days prior to the start of I&KPT. The Government will review and provide comments within 10 days after receiving the draft materials.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 115 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

**	Re-submit the revised draft lesson guides within 15 days after receiving Government comments. These guides will be used for the I&KPT. The Government will provide comments within 15 days after completion of I&KPT, with changes based on results of I&KPT and other training input.
***	Re-submit the revised draft guides within 15 days after the receiving the Government comments. These lesson guides will be the basis for NET.
****	Provide updates to the training materials as necessary due to changes in the course curriculum requirements, revision of the technical manuals, or modifications and other changes to the system configuration.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para 10.2.1: Delete third sentence entirely. Para 10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2: Delete last sentence in sub-para (3), and delete sub-para (3) a, b, c, d & e entirely.

See Attachment 19 - DID - New Equipment Training, DI-ILSS-80872

E-mail: Vegam@mcsc.usmc.mil

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

************************************************************************************************************

(31)	STUDENT LESSON GUIDES- MARINE (Operator & Maintenance)

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense. Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.	DATA ITEM NO. A00X
2.	TITLE OF DATA ITEM: Training Materials
3.	SUBTITLE: Student Lesson Guides – Marine Operator & Maintenance
4.	AUTHORITY: DI-ILSS-80872 (T)	5. CONTRACT REFERENCE: C.23.3	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7.	DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10.	FREQUENCY: ASREQ	11. AS OF DATE:
12.	DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14.	DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL
	MARCORSYSCON (PM GTES)		*5	****4
***4
	AMSTA-LC-CIFS		*1	*1

15.	TOTAL:		6	9

16.	REMARKS:

All lesson guides will remain as drafts until 15 days after Instructor and Key Personnel Training (I&KPT) has been completed. Changes to the training lesson guides may occur due to the outcome of I&KPT.

*	Submit draft copies of the training materials 30 days prior to the start of I&KPT. The Government will review and provide comments within 10 days after receiving the draft materials.
**	Re-submit the revised draft lesson guides within 15 days after receiving Government comments. These guides will be used for the I&KPT. The Government will provide comments within 15 days after completion of I&KPT, with changes based on results of I&KPT and other training input.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 116 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

***	Re-submit the revised draft guides within 15 days after receiving the Government comments. These lesson guides will be the basis for NET.
****	Provide updates to the training materials as necessary due to changes in the course curriculum requirements, revisions of the technical manuals, or modifications and other changes to the system configuration.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para 10.2.1: Delete third sentence entirely. Para 10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2: Delete last sentence in sub-para (3), and delete sub-para (3) a, b, c, d & e entirely.

See Attachment # 19, DID: New Equipment Training, DI-ILSS-80872 (T)

E-mail: Vegam@mcsc.usmc.mil

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

************************************************************************************************************

(32)	INSTRUCTOR LESSON GUIDES- Army Operator

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1.	DATA ITEM NO. A00Y
2.	TITLE OF DATA ITEM: Training Materials
3.	SUBTITLE: Instructor Lesson Guides - Army Operator
4.	AUTHORITY: DI-ILSS-80872 (T)	5. CONTRACT REFERENCE: C.23.3	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7.	DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10.	FREQUENCY: ASREQ	11. AS OF DATE:
12.	DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14.	DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL
	AMSTA-LC-CIFS
			*2
			**2
				***2
				****2

15.	TOTAL:		4	4

16.	REMARKS:

All lesson guides will remain as drafts until 15 days after Instructor and Key Personnel Training (I&KPT) has been completed. Changes to the training lesson guides may occur due to the outcome of I&KPT.

*	Submit draft copies of the training materials 60 days prior to the start of Government testing. The Government will review and provide comments within 10 days after receiving the draft materials.
**	Re-submit the revised draft lesson guides within 15 days after receiving Government comments. These guides will be used for Government testing. The Government will provide comments within 15 days after completion of Government testing, with changes based on results and other training input.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 117 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

***	Re-submit the revised draft guides within 15 days after receiving the Government comments. These lesson guides will be the basis for NET.

****	Provide updates to the training materials as necessary due to changes in the course curriculum requirements, revision of the technical manuals, or modifications and other changes to the system configuration.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para 10.2.1: Delete third sentence entirely. Para 10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2: Delete last sentence in sub-para (3), and delete sub-para (3) a, b, c, d & e entirely.

See Attachment # 19, DID: New Equipment Training, DI-ILSS-80872(T)

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

************************************************************************************************************

(33)	STUDENT LESSON GUIDES. Army Operator

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/ PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/ PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A00Z
2. TITLE OF DATA ITEM: Training Materials
3. SUBTITLE: Student Lesson Guides - Army Operator
4. AUTHORITY: DI-ILSS-80872(T)	5. CONTRACT REFERENCE: C.23.3	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7. DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED:A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSES	B. COPIES	DRAFT /	FINAL
AMSTA-LC-CIFS
		* 2
		** 2
			***2
			****2
15. TOTAL:		4	4

16. REMARKS:

All lesson guides will remain as drafts until 15 days after Instructor and key Personnel Training (I&KPT) has been completed. Changes to the training lesson guides may occur due to the outcome of I&KPT.

*	Submit draft copies of the training materials 60 days prior to the start of Government testing. The Government will review and provide comments within 10 days after receiving the draft materials.
**	Re-submit the revised draft lesson guides within 15 days after receiving Government comments. These guides will be used for the Government testing. The Government will provide comments within 15 days after completion of Government testing, with changes based on results of Government testing and other training input.
***	Re-submit the revised draft guides within 15 days after receiving the Government comments. These lesson guides will be the basis for NET.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 118 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

****	Provide updates to the training materials as necessary due to changes in the course curriculum requirement, revision of the technical manuals, or modifications and other changes to the system configuration.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para 10.2.1: Delete third sentence entirely. Para10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2:

Delete last sentence in sub-para (3), and delete sub-para (3) a,b,c,d & e entirely.

See Attachment # 19, DID: New Equipment Training, DI-ILSS-80872(T)

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

************************************************************************************************************

(34) INSTRUCTOR LESSON GUIDES- Army Maintenance

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data source, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A010
2. TITLE OF DATA ITEM: Training Materials
3. SUBTITLE: Instructor Lesson Guides - Army Maintenance
4. AUTHORITY: DI-ILSS-80872(T)	5. CONTRACT REFERENCE: C.23.3	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7. DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12 DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

	B. COPIES	DRAFT /	FINAL
14. DISTRIBUTION/ A. ADDRESSEES
AMSTA-LC-CIFS

		*2
		**2
			***2
			****2

15. TOTAL:		4	4

16. REMARKS:

All lesson guides will remain as drafts until 15 days after Instructor and Key Personnel Training (I&KPT) has been completed. Changes to the training lesson guides may occur due to the outcome of I&KPT.

*	Submit draft copies of the training materials 60 days prior to the start of Government testing. The Government will review and provide comments within 10 days after receiving the draft materials.

**	Re-submit the revised draft lesson guides within 15 days after receiving Government comments. These guides will be used for Government testing. The Government will provide comments within 15 days after completion of Government testing, with changes based on results and other training input.

***	Re-submit the revised draft guides within 15 days after receiving the Government comments. These lesson guides will be the basis for IIET.

****	Provide updates to the training materials as necessary due to changes in the course curriculum requirements, revision of the technical manuals, or modifications and other changes to the system configuration.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 119 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para 10.2.2: Delete third sentence entirely. Para10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2: Delete last sentence in sub-para (3), and delete sub-para (3) a,b,c,d & e entirely.

See Attachment # 19, DID: New Equipment Training, DI-ILSS-80872 (T)

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

************************************************************************************************************

(35) STUDENT LESSON GUIDES- Army Maintenance

CONTRACT DATA REQUIREMENTS LIST

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget. Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: 0007	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM/ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A011

2. TITLE OF DATA ITEM: Training Materials

3. SUBTITLE: Student Lesson Guides - Army Maintenance

4. AUTHORITY: DI-ILSS- 80872 (T)	5. CONTRACT REFERENCE: C.23.3	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7. DD 250 REQ: DD250	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT /	FINAL

AMSTA-LC-CIFS
		* 2
		** 2
			***2
			****2

15. TOTAL:		4	4

16. REMARKS:

All lesson guides will remain as drafts until 15 days after Instructor and Key Personnel Training (I&KPT) has been completed. Changes to the training lesson guides may occur due to the outcome of I&KPT.

*	Submit draft copies of the training materials 60 days prior to the start of Government testing. The Government will review and provide comments within 10 days after receiving the draft materials.

**	Re-submit the revised draft lesson guides within 15 days after receiving Government comments. These guides will be used for the Government testing. The Government will provide comments within 15 days after completion of Government testing, with changes based on results and other training input.

***	Re-submit the revised draft guides within 15 days after receiving the Government comments. These lesson guides will be the basis for NET.

****	Provide updates to the training materials as necessary due to changes in the course curriculum requirements, revisions of the technical manuals, or modifications and other changes to the system configuration.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 120 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

10.2.1: Delete third sentence entirely. Para 10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2: Delete last sentence in sub-para(3), and delete sub-para (3) a,b,c,d & e entirely.

See Attachment # 19, DID: New Equipment Training, DI-ILSS-80872(T)

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

************************************************************************************************************

(36) TRAINING COURSE COMPLETION REPORT

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data source, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A012
2. TITLE OF DATA ITEM: Training Materials
3. SUBTITLE: Training Course Completion Report
4. AUTHORITY: DI–ILSS-80872(T)	5. CONTRACT REFERENCE: C.23.4	6. REQUIRING OFFICE: AMSTA-LC-CIFS
7. DD 250 REQ: LT	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
* AMSTA-LC-CIFS
				*1
				**20
				***1

TOTAL:				22

*MARCORSYSCOM (PM GTES)				*1
				**20
				***1
TOTAL				22

16.	REMARKS:

*	Submit by FAX or E-MAIL, a list of students in attendance on the first day of training. The Government will provide certificate of Training for your presentation to each student at the end of class. The Government will provide course critiques for you to administer at the end each class, for each student in attendance of training.

**	Submit the completed course critiques within 10 days after each class is completed. The Government will provide a student roster for your administration.

***	Submit the completed student roster within 10 days after each class is completed.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for” Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para 10.2.1: Delete third sentence entirely. Para 10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.2:

Delete last sentence in stub-para(3), and delete sub-para (3) a,b,c,d & e entirely.

E-mail: harok@tacom.army.mil

E-mail: vegam@mcsc.usmc.mil

See Attachment # 19. DID (New Equipment Training) DI-ILSS-80872(T)

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 121 of 121

	PIIN/SIIN DAAE07-02-D-T001	MOD/AMD

Name of Offeror or Contractor: SFA INC.

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

***********************************************************************************************************

(37) TRAINING VISUAL AIDS

CONTRACT DATA REQUIREMENTS LIST	Form Approval OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.: N/A	B. EXHIBIT:	C. CATEGORY:
D. SYSTEM ITEM: TWPS	E. CONTRACT/PR NO.:	F. CONTRACTOR:

1. DATA ITEM NO. A013/A017
2. TITLE OF DATA ITEM: Training Conduct Support Document
3. SUBTITLE: Visual Aids – Army and Marines
4. AUTHORITY: DI–ILSS-80872(T)	5. CONTRACT REFERENCE: C.23.5	6. REQUIRING OFFICE: MARCORSYSTEM (SST-MT)
7. DD 250 REQ: DD25	8. APP CODE:	9. DIST. STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ	11. AS OF DATE:
12. DATE OF FIRST SUBMISSION: SEE BLK. 16	13. DATE OF SUBS. SEE BLK 16

14. DISTRIBUTION/ A. ADDRESSEES	B. COPIES	DRAFT	/	FINAL
* AMSTA-LC-CIFS		****5		4
MARCORSYSTEM (PM GTES)		*5		4

15. TOTAL:		10		8

16.	REMARKS:

BLK 4 – Paragraph 10.1 and 10.2.5 shall apply.

*	Submit draft copies of the training material 45 days prior to the start of I&KPT. The Government will review and provide comments within 10 days after receiving the draft outline.

**	Re-submit the revised draft within 15 days after completion of I&KPT, with changes based on results of I&KPT and other training input.

***	Re-submit the revised draft within 15 days after receiving the Government comments. This outline will be the basis for NET. The Government will provide comments within 10 days after completion of the I&KPT.

****	Provide updates to the training materials as necessary due to changes in the course curriculum requirements, revision of the technical manuals, and modifications or changes to the system configuration.

TAILORING: Para 10.1: Delete first sentence entirely. Second sentence delete “out a need for” and “with a minimum requirement for”. Fourth sentence delete “and to insert training malfunctions into the equipment”. Para 10.1.1: Delete first sentence entirely. Para 10.2.1: Delete third sentence entirely. Para 10.2.1.2: Delete paragraph. Para 10.2.1.3: Delete third sentence entirely. Para 10.2.3: Delete last sentence in sub-para(3), and delete sub-para (3) a,b,c,d & e entirely.

See Attachment # 19. DID (New Equipment Training) DI-ILSS-80872(T)

G. PREPARED BY: Ken Hare	I. APPROVED BY:
H. DATE:	J. DATE: 17 Jan 02

*** END OF NARRATIVE J 006***

***********************************************************************************************************